UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05617

SCM Trust

(Exact name of registrant as specified in charter)

1875 Lawrence Street, Suite 300

Denver, CO 80202-1805

(Address of principal executive offices) (Zip code)

Stephen C. Rogers

1875 Lawrence Street, Suite 300

Denver, CO 80202-1805

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 955-9988.

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

ITEM 1. REPORTS TO STOCKHOLDERS

ANNUAL REPORT

December 31, 2020

Shelton BDC Income Fund

Shelton Emerging Markets Fund

Shelton International Select Equity Fund

Shelton Tactical Credit Fund

Beginning on May 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website at www.sheltoncap.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 800-955-9988 to let the Funds know you wish to continue receiving paper copies of your shareholder reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at www.sheltoncap.com.

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of beneficial interest of The SCM Trust which contains information about the management fee and other costs. Investments in shares of The SCM Trust are neither insured nor guaranteed by the U.S. Government.

Table of Contents	December 31, 2020

Historical Performance and Manager’s Discussion	2
About Your Fund’s Expenses	13
Top Holdings and Sector Breakdown	14
Portfolio of Investments	16
Statements of Assets and Liabilities	21
Statements of Operations	22
Statements of Changes in Net Assets	23
Statement of Cash Flows	26
Financial Highlights	27
Notes to Financial Statements	35
Liquidity Risk Management Program Disclosure	42
Report of Independent Registered Public Accounting Firm	43
Additional Information	44
Board of Trustees and Executive Officers	45

1

Historical Performance and Manager’s Discussion (Unaudited)	December 31, 2020

Shelton BDC Income Fund (Portfolio Manager: Bill Mock)

The Shelton BDC Income Fund (the “Fund”, sym: LOANX/LOAIX) focuses its investments in securities of Business Development Companies (“BDCs”) including common stock, preferred stock, convertible bonds and other debt. Under normal market conditions, at least 80% of the Fund’s net assets will be invested in BDC related securities. The Fund’s investment objective is to provide a high level of income with the potential for capital appreciation.

For the one-year period ending December 31, 2020, the Fund’s Investor Class returned -9.26% to shareholders, while the Fund’s Institutional Class provided a -9.00% total return to shareholders. The Fund’s benchmark, the Wells Fargo BDC Index (sym: WFBDC), returned -11.18% for the same period. At period-end, 100% of the Fund’s investments were in U.S. domiciled securities. The breakdown of the portfolio was 99.80% listed BDCs, 0.20% Specialty Finance.

BDCs started the year on a positive note, with the Fund and benchmark being up 0.56% and 3.11% respectively through February 20. At that time, there was a broad market selloff across credit and equity markets in response to the impact of COVID-19 on the world economy as lockdowns began to spread and supply chain disruptions became prominent. By February 28 the Fund and benchmark were -9.15% and -9.81% year-to-date respectively. The Fund, along with the broader markets appeared to be stabilizing for a few days in early March before resuming one of the largest broad market selloffs in history. Both the Fund and the benchmark hit their lows on March 23, returning -53.01% and -55.91% year-to-date respectively. The portfolio management team’s focus at that point was for the Fund to be invested in strong leadership teams which would not only be able to manage any credit issues within their loan portfolios, but continue to underwrite new loans at higher yields and better terms. The Fund and benchmark both demonstrated strong performance the remainder of the year as broader markets recovered in response to unprecedented levels of fiscal and monetary stimulus, but neither was able to get back to positive year-to-date returns by year end, Institutional Shares returning -9.00% and the benchmark returning -11.18%.

Shelton Capital Management remains optimistic about long-term performance of the industry and the Fund. Shelton Capital Management pays particular attention to management teams in selecting BDC investments, targeting those teams that have most successfully managed past credit downturns and demonstrated the ability to generate attractive rates of return through their portfolio of loans/investments throughout business cycles. Though the COVID-19 pandemic has had a deleterious impact on the loan portfolios of the BDCs the Fund invests in, the issues appear to be manageable and we believe there is substantial total return opportunity in the sector. We expect the Biden administration and the Federal Reserve to be supportive of ongoing fiscal and monetary stimulus until the economy is showing strong signs of recovering from the economic impacts of the pandemic, which should be beneficial to the credit of the BDC portfolios.

The removal of the current Acquired Fund Fees and Expenses (AFFE) disclosure requirement has been an ongoing topic in the BDC industry for years. The SEC’s current rule, passed in January 2007, requires a fund-of-funds’ prospectus to include the operating expenses of the underlying funds and has had the unintended consequence of making BDCs ineligible for indices such as the Russell 2000. An overturn of the current rule has been sought by BDC industry participants to expand institutional ownership of BDCs upon their inclusion in the major indices. In August 2020, the SEC proposed an amendment that would allow open-ended funds with less than 10% of total assets in acquired funds to eliminate the separate AFFE line item in their filings. If adopted, this limited relief would not apply to the Shelton BDC Income Fund as the BDC holdings are in excess of the 10% limit. The Access to Small Business Investor Capital Act, which directs the SEC to specify that a BDC in not considered an acquired fund for AFFE purposes, was introduced in the US House of Representatives on June 25, 2020 but failed to make it out of the House Committee on Financial Services.

We thank you for your investment and the confidence you have placed in the Shelton BDC Income Fund.

2

Historical Performance (Expressed in U.S. Dollars) (Unaudited)	December 31, 2020

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. Current performance may be lower or higher than the performance data cited. For more recent performance information, visit our website at www.sheltoncap.com. Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

INSTITUTIONAL SHARES

Average Annual Total Returns
for years ended 12/31/20

Fund/Benchmark	One Year	Five Year (Annualized)	Since Inception
Shelton BDC Income Fund	-9.00%	5.53%	3.19%
Wells Fargo BDC Index	-11.18%	5.64%	2.81%

INVESTOR SHARES

Average Annual Total Returns
for years ended 12/31/20

Fund/Benchmark	One Year	Five Year (Annualized)	Since Inception
Shelton BDC Income Fund	-9.26%	5.53%	3.16%
Wells Fargo BDC Index	-11.18%	5.64%	2.81%

3

Historical Performance and Manager’s Discussion (Unaudited)	December 31, 2020

SHELTON EMERGING MARKETS FUND (Portfolio Manager: Andrew Manton)

The Shelton Emerging Markets Fund (the “Fund”, EMSQX/EMSLX) is the successor fund to the ICON Emerging Markets Fund (the “Predecessor Emerging Markets Fund”). Since June 2020, when the Predecessor Emerging Markets Fund was reorganized into the Fund, the Portfolio Management team has been investing using rigorous, bottom-up, fundamental stock selection to deliver attractive risk-adjusted returns for our investors.

For the Fund, which is managed by the same Portfolio Management team as the Shelton International Select Equity Fund (SISLX/ SISEX), a separate series of SCM Trust, our investment philosophy is centered around the concept of the competitive corporate life cycle. Our framework seeks to establish a level global playing field from which to assess a company’s ability to create value for shareholders. We recognize that companies evolve over time, and that the risks they face and the opportunities they capitalize on will differ at the various stages of their development. We directly measure this relationship between a company’s competitive opportunities and challenges, its economic performance, and its valuation in the equity market as it travels along the corporate life cycle.

Market Overview

During the three-month period ending December 31, 2020, emerging-market equities enjoyed one of their best performances in recent memory. After multiple pharmaceutical firms announced their COVID-19 vaccines, the MSCI Emerging Markets Index rallied 19.7% as the hopes of a recovery, as well as continued stimulus, overtook fears of a new virus strain. Also a busy quarter for non-virus related news, China saw further deterioration of relations around the world and a new president was elected in the U.S.

Start with China. International relations continued to deteriorate for China in the fourth quarter. A Pew Research report showed negative views of China had risen sharply in many countries over the past year. The biggest rise was in Australia, who has criticized China’s handling of the virus and also voiced the need to investigate its origins. In retaliation, China released a dossier of 14 separate grievances against Australia, went on to launch a series of trade sanctions against Australia, and further heightened tensions by threatening Australian warships in the South China Sea.

As the Trump administration began to wind down, it implemented several last-minute policies toward China. In November, the State Department issued a report that is meant to be a long-term view for the framework needed to counter and contain Beijing’s effort to replace the U.S. as the world’s superpower. The new administration will now have to decide whether to use this framework or develop their own.

In addition to calls to delist Chinese companies from U.S. exchanges that would not adhere to U.S. accounting rules, the Trump administration added the names of several companies on to the restricted lists in Q4, moves that eventually led MSCI and S&P to remove some Chinese companies from some of their indexes. The Biden administration will now have to decide where to pick up on the increasingly contentious relationship with Beijing.

In the portfolio management team’s opinion, a lack of stronger global alliances was one of the reasons the world didn’t uniformly denounce the way Beijing quickly brought Hong Kong into its fold in the summer of 2020. The bigger prize for China will be Taiwan, though, and Beijing has been making public and military provocations toward the island all year. China has sent warplanes into Taiwan airspace almost daily since September. By November, the Taiwanese navy had to send twice the number of ships out to meet Chinese vessels that entered Taiwan waters, compared to the prior year. In December, a U.S. warship sailed through the Taiwan Strait in a meaningful gesture that enraged the Chinese. The next day, the PLA sent one of its newest aircraft carriers through the same waters. We continue to believe that the China-Taiwan situation represents the biggest geopolitical risk for the foreseeable future.

Back home, the Chinese government upended what was expected to be the biggest IPO ever. Ant Group, which began as a subsidiary to Alibaba, was forced to cancel its share listing just days before trading, because the Communist Party was offended by Ant’s founder publicly criticizing the financial regulatory system in China. Beijing almost immediately took action to pull licenses from Ant while also accusing it of having monopolistic practices. Investors in other Chinese tech companies took notice, many of which saw large declines in their stock prices. This tactic is used by the government when it wants something from the company, which in our opinion is most likely access to Ant’s customer data. The independence of Chinese corporations will likely suffer yet another setback because of this episode.

Economically, the country continues to expand at a healthy pace as China seemingly remains “The World’s Factory.” In November, the Caixin PMI hit a 10-year high as exports rose at the fastest pace in 19 months. For the year, the Chinese economy – the only major economy projected to grow in 2020 - is expected to expand by 2%. IPO and secondary listings for Chinese stocks made up approximately 37% of the global total offerings, its highest share since 2009.

However, on the credit side, several defaults emerged from state owned enterprises during the fourth quarter, spooking both the market and the government. The People’s Bank of China conducted surprise injections into the banking system in the hopes of calming nerves. In December, however, one of China’s bigger semiconductor companies defaulted on several bonds after taking on massive levels of debt to acquire other companies. Because semiconductors are a part of one of the government’s focus industries, according to the “Made in China 2025” project, many companies and investors expect state bailouts and implicit guarantees in this sector.

Outside of China, COVID-19 still determined the destiny of emerging markets in the fourth quarter. In late December, Taiwan reported its first COVID-19 infection since April, while authorities tightened restrictions in South Korea and Hong Kong to stop new viral waves. Perhaps the worst was South Africa, whose new strain pushed daily new cases to the highest levels of 2020 by Christmas time. Economic activity in these economies suffered, not surprisingly.

In Brazil, where daily cases have been trending upwards since October, the economy has begun to once again feel a little wobbly. October’s economic activity index grew slower than expected, and the month-on-month momentum that the country saw in this index has dissipated. Even before this, the 7.7% quarter-on-quarter expansion that GDP clocked in the third quarter was lower than the 8.7% estimate. To be fair, retail and vehicle sales are still growing healthily.

By contrast, India was a COVID-19 bright spot. Daily cases have declined in a straight line since mid-September, although it is difficult to say why. Some attribute it to more conscious mask-wearing (which the government has actively promoted), some to the weather (the moment the heat and rain of the summer months subside, more Indians go outdoors), while others to the prospects of herd immunity. By late October, monthly activity was already at 94% of pre-COVID-19 levels, industrial production at 96%, and consumer-durables sales at more than 100%, according to J.P. Morgan. Even India’s 7.5% year-on-year contraction in the backwards-looking September quarter GDP had some sanguine elements. It came in ahead of an expected 8.8% contraction, and registered some signs of a manufacturing pick-up.

That said, India’s economy was in a funk before COVID-19—induced by a credit crisis, the haphazard rollout of a new tax and other policies—which it

4

Historical Performance and Manager’s Discussion (Unaudited)	December 31, 2020

will not easily get out of. Though it had fallen since the summer, the unemployment rate began climbing again in November and December, based on the Centre for Monitoring the Indian Economy’s proprietary data.

Meanwhile, Turkey remains the black sheep of emerging markets—and not only because of COVID-19. In November, President Recep Tayyip Erdogan fired his central bank governor, as his own son-in-law finance minister resigned. Though the lira held well against the dollar during the quarter, consumer prices galloped 14% in November from under 12% the month before. An official index of economic confidence continues to fall, and national surveys show 25% or so respondents failing to meet basic needs. Turkey may be in for another bout of economic—and, in turn, political—instability

In terms of sectors, Information Technology performed the best for the fourth quarter, followed by Materials and Financials, as investors began pricing in a recovery in these cyclical businesses. Real Estate and Consumer Discretionary performed the worst.

Performance Review

The Fund changed its fiscal year end from September 30 to December 31. In the three months ending December 31, 2020, the Fund returned 31.05% (Institutional class) and 31.05% (Investor class). Both outperformed its benchmark MSCI Emerging Markets Index by 1,160bps.

Shelton Emerging Markets Fund Top Contributors:

Largest Contributors	Total Return (%)	Contribution (%)
Samsung Electronics	49.83	4.25
Xinyi Solar Holdings	64.82	3.36
Samsung SDI	55.96	2.60
Mercadolibre	54.76	2.43
Regional SAB de CV	94.40	2.40

We are happy to report that the portfolio outperformed across Latin America and Asia in the quarter. The top country-specific contributors to outperformance were Mexico, Argentina and Hong Kong, with South Korea and India also helping. The portfolio underperformed in Eastern Europe and Turkey.

Overall, the portfolio delivered sector-based outperformance across Financials, Consumer Discretionary and Information Technology. It also helped that the portfolio owned nothing in Real Estate, which performed poorly. On the flip side, Materials, Utilities, Healthcare, Consumer Staples and Energy—all of which rebounded with vaccine hopes—detracted from the Fund’s performance.

The portfolio managers seek to deliver excess returns over time through superior stock selection. The biggest contributor over the course of the quarter was Samsung Electronics, South Korea’s vaunted maker of mobile phones and chips. Samsung has taken market share in recent months from rival phone-maker Huawei, which the Trump administration hobbled. Another tailwind has been rising expectations for more memory chips, Samsung’s other key business.

Our second top contributor was Hong Kong-listed Xinyi Solar, the world’s biggest producer of solar glass. Demand for clean technologies, including solar, has expanded in recent years, partly because these technologies have finally becoming cost-competitive with traditional carbon sources. Xinyi is a clear beneficiary. Our next contributor, Samsung SDI, plays into the same trend as a developer of lithium batteries.

The fund held no security that detracted from performance. Every one of them delivered a positive return during the quarter.

We thank you for your investment in the Fund and for your continued support of our firm.

5

Historical Performance (Expressed in U.S. Dollars) (Unaudited)	December 31, 2020

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. Current performance may be lower or higher than the performance data cited. For more recent performance information, visit our website at www.sheltoncap.com. Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

INSTITUTIONAL SHARES

Average Annual Total Returns
for years ended 12/31/20

Fund/ Benchmark	One Year	Five Year (Annualized)	Ten Year (Annualized)	Since Inception
Shelton Emerging Markets Fund	22.35%	10.30%	5.01%	4.15%
MSCI Emerging Markets Index	18.69%	13.23%	3.99%	6.43%

INVESTOR SHARES

Average Annual Total Returns
for years ended 12/31/20

Fund/ Benchmark	One Year	Five Year (Annualized)	Ten Year (Annualized)	Since Inception
Shelton Emerging Markets Fund	22.06%	10.03%	4.77%	4.35%
MSCI Emerging Markets Index	18.69%	13.23%	3.99%	6.62%

6

Historical Performance and Manager’s Discussion (Unaudited)	December 31, 2020

Shelton International Select Equities Fund (Portfolio Manager: Andrew Manton)

Since 2009, the portfolio management team has been investing using rigorous, bottom-up, fundamental stock selection to deliver attractive risk-adjusted returns for our investors.

For the Shelton International Select Equity Fund (“The Fund”, sym: SISLX/SISEX ) our investment philosophy is centered around the concept of the competitive corporate life cycle. Our framework establishes a level global playing field from which to assess a company’s ability to create value for shareholders. We recognize that companies evolve over time, and that the risks they face and the opportunities they capitalize on will differ at the various stages of their development. We directly measure this relationship between a company’s competitive opportunities and challenges, its economic performance, and its valuation in the equity market as it travels along the corporate life cycle. And, in doing so, we believe we have established a solid framework from which to generate more consistent excess returns for our investors over time.

Market Overview

For the twelve-month period ending December 31, 2020, COVID-19—and the world’s reaction to it—whipsawed international equities. The benchmark MSCI All Country World Ex-US index collapsed 32% from the start of the year until mid-March, as the virus forced the global economy to lock down. In response, massive monetary and fiscal stimulus not just calmed nerves but stoked outright bullishness, the index climbing 43% between mid-March and October. Finally, once vaccines began to be announced, triumphant investors pushed the index up another 17% in November and December. So the index managed to finish a year, otherwise marked by a once-in-a-century pandemic, up 11.1%.

Not surprisingly, the strength of the virus in each region, and that government’s response, set each economy’s tone. Europe experienced two powerful waves in the spring and fall, its leaders seeming powerless except in announcing lockdowns. Euro zone GDP contracted by 3.2% year-on-year in the first quarter, a sharp 14.7% in the second quarter, and another 4.3% in the third quarter. In the fourth quarter, economists expect GDP to contract another 2-3%. The U.K. similarly experienced a painful year.

In response, the European Union spent close to 11% of GDP in fiscal measures, Germany and Italy injecting close to 40% of their GDP alone, according to International Monetary Fund data. For a while, it even seemed that COVID-19 would bring contentious European finance ministers together as they announced a joint recovery fund, though that measure has stalled of late. At the same time, the European Central Bank expanded its balance sheet by 50% in 2020. Some of these responses no doubt helped, but the big question is whether the euro zone will now grow fast enough to digest the new debt.

China fared better growth-wise—at least on the surface. The virus, which originated in Wuhan after all, shut down China in the first quarter, GDP contracting by 6.8% year-on-year. To most watchers, the shutdown appeared draconian enough to stamp out the virus for the next few quarters, GDP growth rebounding to 3.2% and 6.5% the next two quarters.

This being China, however, investors can’t assume that all is rosy. Even assuming COVID-19 went away for the remainder of 2020 there, its new strain has reappeared in northern China as of January 2021. More worryingly, China is again growing in a lopsided manner. Retail sales, a proxy for consumption, are growing slower than GDP—meaning, fixed-asset investment and exports likely drove 2020 growth. Beijing’s fiscal stimulus in 2020, worth roughly 6% of GDP, certainly didn’t put money into ordinary consumers’ hands the way the West did. COVID, then, may have exacerbated the imbalances in China’s economy, imbalances that have hurt the global economy for most of the new millennium.

As for other emerging markets, Brazil limped through its first wave, then felt at ease during a summer of flat-lining COVID-19 cases, and finally saw them come back with vengeance in the fall. GDP declined by 10.9% in the June quarter, followed by a 3.9% decline in the September one.

India was somewhat the opposite—a slow first wave, which nevertheless led to one of the harshest lockdowns in the world outside of China, but which accelerated to a frightening 90,000 daily new cases in mid-September. In the fall, though, cases suddenly declined. India’s GDP shrank by 23.9% year-on-year in the June quarter, the worst in history, and somewhat recovered to a 7.5% shrinkage the next quarter.

Trends beyond COVID-19 deserve attention, too. In 2020, China’s relations with the rest of the world hit a modern-era nadir. It traded barbs with the U.S. and Australia, and even physically fought India, while it took no responsibility for allowing COVID to spread across the world. Beijing reneged on its promise to Hong Kongers and took away that city’s autonomy with a new national-security law. And it got even more militarily aggressive towards Taiwan, which now looks like the most geopolitically sensitive area of the world. How the incoming Biden administration in Washington, as well as leaders in other world capitals, deal with China may affect some industries for years to come.

In terms of sector performance, Information Technology finished 2020 as the best-performing one, as COVID-19 accelerated every consumer and business’s digital adoption. Consumer Discretionary, which includes many of the e-commerce beneficiaries of lockdowns, was the next best. That was followed by Materials, which rebounded in late 2020 after vaccines came through. Energy was the worst: Oil prices tanked after the virus destroyed demand during the spring and summer, while Saudi Arabia and Russia pumped up supply.

Performance Review

The Fund returned 18.07% (Institutional class–no load), 17.64% (Investor class–no load) for the year ending December 31, 2020, outperforming the Fund’s benchmark, the MSCI ACWI ex US Index, which returned 11.1% during this period.

Shelton International Selection Equity Fund Top Contributors and Detractors:

Largest Contributors	Total Return (%)	Contribution (%)
Taiwan Semiconductor Manufacturing	75.75	3.32
ASML Holding NV	65.79	3.07
Techtronic Industries	77.34	2.20
Nomura Research Institute	68.42	1.90
Daikin Industries	57.73	1.76

7

Historical Performance and Manager’s Discussion (Unaudited) (Continued)	December 31, 2020

Largest Detractors	Total Return (%)	Contribution (%)
Aker BP ASA	-43.18	-1.54
Thales SA	-36.51	-1.45
CAE Inc.	-4.87	-1.41
Bangkok Bank	-22.09	-1.28
PT Bank Rakyat	-2.54	-0.89

We are happy to report the portfolio outperformed across major regions such as Europe and Asia-Pacific in 2020. The top country-specific contributors to outperformance were Denmark, The Netherlands and India, with Taiwan and Hong Kong also helping. The portfolio underperformed in China and South Korea.

Overall, the portfolio delivered sector-based outperformance across Healthcare, Information Technology, Financials, Industrials and Consumer Staples. Outperformance in Information Technology and Financials was generated by superior stock selection, and served as the largest positive contributors to returns. It also helped that the portfolio owned nothing in Real Estate, which performed poorly. On the flip side, Communication Services and Energy detracted from the Fund’s performance.

As always, the Shelton International Select Equity strategy seeks to deliver its excess returns over time through superior stock selection. The best performer over the course of the year was Taiwan Semiconductor Manufacturing Co. TSMC is the world’s largest foundry for chips, where the likes of Apple to Nvidia send their designs and who actually fabricates the chips. By virtue of its scale, TSMC has amassed so much engineering knowhow that it’s today able to make the smallest chips on the planet, a crown it took from Intel in 2020 when the American firm admitted it was stumbling in its leading-edge manufacturing. TSMC is growing fast as its leading-edge chips fulfill demand for all the major digital innovations of the day: 5G telecom, Artificial Intelligence, high-powered computing, the Internet of Things, and so on.

Our second top contributor, ASML, also helps fulfill the same demand. This Dutch firm is the world’s leading provider of semiconductor lithography equipment and is currently the only supplier of extreme ultraviolet lithography (EUV) machines, which are essential to etch patterns in the leading generation of chips.

Another top contributor was Techtronic Industries, the Hong Kong-listed owner of home-improvement brands such as Ryobi and Milwaukee. Techtronic is at the vanguard of the cordless revolution in these home-improvement tools, which is helping it sell a bundle of these tools along with a common battery and thereby increasing stickiness. In the corded era by contrast, consumers would often buy, say, an electric drill from one brand and a saw from another. Home improvement experienced a surge in demand during COVID-19 lockdowns worldwide, and Techtronic was nimble enough to fulfill it.

The biggest detractor for the portfolio in 2020 was Aker BP, a Norwegian oil explorer and producer. The fantastic collapse of oil prices in the first quarter—with disruptions on both the demand and supply side— hurt Aker’s stock price, and also raised serious questions about the future of oil prices and, in turn, this company’s potential for creating value. For this reason, Shelton sold out of this position during the year.

Another significant detractor was Thales, a French defense and aerospace contractor. With European government debt levels stretched because of the pandemic, the outlook for rising defense budgets in the near term appears ominous. Anyway, this company has struggled to execute on several big projects over the last year and has signaled that governments have been slowing their spending or choosing to buy used products instead of new ones in some key areas. We decided to exit our position and focus on stronger positioned companies.

Lastly, Canada’s CAE, which makes flight simulators for commercial pilots, lagged. As COVID-19 grounded planes and clouded the outlook for air travel, it threw CAE’s growth into some doubt. However, we believe air travel will come back sooner than later, especially after the vaccine announcements of late 2020, and we think CAE will still enjoy a dominant position in the simulator industry. We continue to stay invested in this business.

We thank you for your investment in the Fund and for your continued support of our firm.

8

Historical Performance (Expressed in U.S. Dollars) (Unaudited)	December 31, 2020

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. Current performance may be lower or higher than the performance data cited. For more recent performance information, visit our website at www.sheltoncap.com. Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

INSTITUTIONAL SHARES

Average Annual Total Returns
for years ended 12/31/20

Fund/Benchmark	One Year	Since Inception
Shelton International Select Equity Fund	18.07%	12.71%
MSCI ACWI Index (US)	16.86%	9.54%

INVESTOR SHARES

Average Annual Total Returns
for years ended 12/31/20

Fund/Benchmark	One Year	Since Inception
Shelton International Select Equity Fund	17.64%	12.41%
MSCI ACWI Index (US)	16.86%	9.54%

9

Historical Performance and Manager’s Discussion (Unaudited)	December 31, 2020

Shelton Tactical Credit Fund (Portfolio Mangers: Jeffrey Rosenkranz, David Falk, Guy Benstead and Bill Mock)

The Shelton Tactical Credit Fund seeks to achieve capital appreciation and income. The Fund employs a fundamental research process to identify undervalued sectors and individual securities in the U.S. corporate and municipal bond markets.

Performance

During the reported fiscal year period, December 31, 2019 through December 31, 2020, the Fund returned 5.89% for Institutional Shares (DEBIX) and 5.77% for Investor Shares (DEBTX), outperforming the Morningstar Long/Short category return of 5.38% and 3-month LIBOR return of 1.08%, while modestly lagging the Bloomberg Barclays US Aggregate Total Return Index (AGG) return of 7.51%, primarily during the first half of the year. Notably, from its peak in early August, the AGG posted a negative return of -0.37%, while DEBIX generated a positive return of 9.18% during this same period. The Fund had strong positive contributions to return from long positions in corporate bonds, partially offset by short positions in corporate bonds and interest rate hedges. Most of the municipal bonds were positive contributors as well.

Corporate Credit Market Recap

The year started off with relative calm and modest performance through mid-February, but the story of 2020 was the COVID-19 Pandemic, which caused significant dislocation and volatility, coupled with a drying-up of liquidity in all markets. The Fund was not immune to these forces and suffered a drawdown in March and early April. However, we viewed the crisis as an opportunity; we re-underwrote every position in the portfolio to assess its creditworthiness, liquidity position, management capability and other issuer-specific factors. This process led us to sell some positions, add to other existing positions, and take advantage of numerous new opportunities that arose. The first opportunity arrived in the form of blue-chip investment grade companies coming to market to build liquidity for the unknown. They offered very generous new-issue concessions, and we purchased many long dated Single A and BBB bonds that returned 20-30% over the ensuing months as spreads normalized. High-quality BB’s followed, also offering enticing yields on quality credits whose businesses would not be overly affected by the pandemic. The third wave of issuance came from either businesses that were being severely impacted by COVID but who could credibly make the case would rebound once the pandemic eased (hotels, cruise lines, airlines, restaurants) or others whose business was doing relatively well, but entered the crisis with too much debt or too little liquidity. All of these issuers offered not only high coupon rates, but also strict covenants, strong call protection, and collateral in the form of their mission critical and most valuable assets. This wave of issuance continued throughout the year, and we rode the wave to a very strong recovery performance.

Municipal Market Recap

It was truly a unique and challenging period for the municipal market in 2020. The year began with strength as municipal yields fell supported by continued solid demand and manageable new issue supply. But the second week of March brought fear and uncertainty regarding COVID-19 and the related economic slowdown. Investors changed their view of municipal bonds as a haven asset akin to Treasury securities to one more closely tied to the potential weaknesses and travails of the corporate credit markets. This change in sentiment was without precedent and extremely rapid. Tax-exempt mutual funds reported outflows of $1.4 billion, ending 61 consecutive reporting periods of positive flows and strongly indicating retail investors’ concerns. At the same time, street dealers and hedge funds found it more difficult to provide liquidity as hedging in the volatile Treasury market became extremely challenging.

In response to these market moves the Fed took multiple actions to add further liquidity to the market taking rates to zero, expanding bond purchases and enhancing bank access to the discount window. Eventually, Congress and the Fed also created a Municipal Liquidity Facility to provide for the purchase of certain municipal securities. While ultimately used by only a handful of borrowers, this vehicle provided an important signal of liquidity and stability to the municipal market at the time.

Although municipal yields rose significantly, and credit spreads gapped substantially wider as the market initially responded to the onset of the COVID-19, it is noteworthy that the municipal bond market remained wide open over the course of the year --- and both primary market issuance and secondary trading continued. As you can see in the table below, the combination of policy and financial support from Congress and the Fed together with favorable technical supply and demand conditions supported a rally (lower yields) across the municipal yield curve over the balance of the year.

Here are the yields for the 5-, 10- and 30-year Municipal Market Data “AAA” maturities at various times over the past year.

	5-year	10-year	30-year
January 2, 2020	1.10%	1.44%	2.07%
March 4, 2020	0.67%	0.96%	1.56%
March 23, 2020	2.33%	2.58%	3.17%
May 13, 2020	0.77%	1.07%	1.90%
December 31, 2020	0.17%	0.64%	1.39%

New municipal issuance in 2020 totaled a record $474 billion and one of the most significant trends this year was the large issuance of taxable municipal bonds; approximately $145 billion. Despite the pandemic-related large swings in mutual fund flows this year we believe the overall state of demand for municipal bonds is quite sound. Consider these Lipper reported investor flow numbers year-to-date for tax-exempt mutual funds as of the below dates:

March 4, 2020	+26.4 billion
May 13, 2020	-21.8 billion
December 31, 2020	+39.7 billion

The recovery of flows in mutual funds is impressive and shows the continued importance of retail investors to the municipal bond market.

Economic Observations and the Fed

The real economy is struggling to catch up to the financial markets, which are largely pricing in a successful vaccine rollout and end to the COVID-19 pandemic. The Biden administration is likely to find bipartisan support in Congress for multiple rounds of continued stimulus and the Fed will continue to pursue a loose monetary policy until there is clear evidence of inflation above the 2% target. While the prospect of future inflation is expected to steepen

10

Historical Performance and Manager’s Discussion (Unaudited) (Continued)	December 31, 2020

the yield curve, credit spreads should benefit from an improving economy and municipals could be buoyed by the potential of higher income taxes under the Biden administration.

Corporate Credit Market Outlook

Credit spreads across Investment Grade and High Yield corporate bonds enter 2021 relatively tight by historical standards. Duration in the investment grade bond market is at historically high levels, and coupled with a rise in interest rates already this year, the potential for further increases leads us to a cautious outlook for IG bonds. We expect that rising rates and volatility will create more attractive entry points throughout the course of the year. In high yield, there are still opportunities to be found, particularly in credits that will benefit from a reopening of the economy as the pandemic eases, or who will benefit from continued economic recovery. If President Biden and Janet Yellen are successful in their efforts to ‘Go Big’ on further stimulus, particularly on infrastructure, then cyclical names would likely outperform. Energy credits underperformed in 1h 20, as WTI prices went negative in late April. We increased the Fund’s allocation to energy to take advantage of this unprecedented dislocation. As oil prices recovered in 2H, particularly in Q4, so too did several of our positions, aided by catalysts that we had identified and anticipated. We exited or trimmed several of these positions and as of December 31, 2020, are back to more of a market-weight/slightly underweight allocation to energy related credits. We expect the significant pace of new issuance to continue unabated in 2021, as companies lock in historically low interest rates, refinance debt, and increase their pace of M&A. This could provide opportunity to actively participate and trade-around these new issues. Furthermore, we continue to identify process-driven investments and other special situations, whose outcome is tied more to progress achieving milestones and less about valuation, as a means to add uncorrelated returns to the portfolio.

Municipal Market Outlook

We anticipate that 2021 total new issue municipal supply will likely exceed $500 billion – with some forecasters expecting $550 billion. We believe we can expect issuers to continue to employ taxable structures for both new money and refunding issues in 2021 and taxable issuance could reach $175- $200 billion or 35% of total new municipal issuance. The greater potential for higher tax rates with a Biden administration and Democratic control of the House and Senate suggests a continuation of solid retail demand for municipal bonds as a tax-advantaged fixed income investment product.

The incoming Biden administration views the most recent $900 billion COVID-19 relief bill as only a “down payment” on what they believe is needed --- so borrowing for stimulus to support economic recovery and the resultant increase in interest rates across the fixed income markets is likely coming. However, we anticipate a relatively “controlled” rise in municipal interest rates as continued favorable technical supply/demand conditions should provide good support for the overall market. In addition, note that while high-grade municipal yields are now lower than the pre-COVID-19 levels experienced in early March, BBB spreads are still wider than pre-COVID-19. This means there is more opportunity for credit spread tightening in lower-investment grade and high yield municipal bonds, particularly longer-dated maturities. Tightening of credit spreads that comes with economic recovery along with favorable technical factors should be supportive of municipal bond valuations.

With respect to credit, in the municipal bond market it is a mistake to paint all issuers with the same brush. Some municipal borrowers are better positioned to weather the present economic challenges and the longer-lasting societal behavior changes resulting from the COVID-19 pandemic better than others. Therefore, credit analysis will continue to be critical in identifying opportunities and making informed investment decisions.

Thank you very much for your investment in the Shelton Tactical Credit Fund

11

Historical Performance (Expressed in U.S. Dollars) (Unaudited)	December 31, 2020

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. Current performance may be lower or higher than the performance data cited. For more recent performance information, visit our website at www.sheltoncap.com. Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

INSTITUTIONAL SHARES

Average Annual Total Returns
for years ended 12/31/20

Fund/Benchmark	One Year	Five Year (Annualized)	Since Inception
Shelton Tactical Credit Fund	5.89%	3.95%	4.21%
Barclays US Aggregate Bond Index	7.51%	4.43%	4.03%

INVESTOR SHARES

Average Annual Total Returns
for years ended 12/31/20

Fund/Benchmark	One Year	Five Year (Annualized)	Since Inception
Shelton Tactical Credit Fund	5.77%	3.70%	3.97%
Barclays US Aggregate Bond Index	7.51%	4.43%	4.03%

12

About Your Fund’s Expenses (Unaudited)	December 31, 2020

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution fees and other Fund expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional cost, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period.

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period*	Net Annual Expense Ratio
Shelton BDC Income Fund
Institutional Shares
Based on Actual Fund Return	$ 1,000	$ 1,216	$ 7.05	1.26%
Based on Hypothetical 5% Return before expenses	$ 1,000	$ 1,019	$ 6.43	1.26%
Investor Shares
Based on Actual Fund Return	$ 1,000	$ 1,214	$ 8.44	1.51%
Based on Hypothetical 5% Return before expenses	$ 1,000	$ 1,017	$ 7.69	1.51%

Shelton Emerging Markets Fund
Institutional Shares
Based on Actual Fund Return	$ 1,000	$ 1,449	$ 9.14	1.48%
Based on Hypothetical 5% Return before expenses	$ 1,000	$ 1,018	$ 7.53	1.48%
Investor Shares
Based on Actual Fund Return	$ 1,000	$ 1,446	$ 10.67	1.73%
Based on Hypothetical 5% Return before expenses	$ 1,000	$ 1,016	$ 8.79	1.73%

Shelton International Select Equity Fund
Institutional Shares
Based on Actual Fund Return	$ 1,000	$ 1,243	$ 5.60	0.99%
Based on Hypothetical 5% Return before expenses	$ 1,000	$ 1,020	$ 5.04	0.99%
Investor Shares
Based on Actual Fund Return	$ 1,000	$ 1,242	$ 7.01	1.24%
Based on Hypothetical 5% Return before expenses	$ 1,000	$ 1,019	$ 6.31	1.24%

Shelton Tactical Credit Fund
Institutional Shares
Based on Actual Fund Return	$ 1,000	$ 1,119	$ 17.89	3.35%
Based on Hypothetical 5% Return before expenses	$ 1,000	$ 1,008	$ 16.96	3.35%
Investor Shares
Based on Actual Fund Return	$ 1,000	$ 1,118	$ 19.22	3.60%
Based on Hypothetical 5% Return before expenses	$ 1,000	$ 1,007	$ 18.21	3.60%

*

Expenses are equal to the Fund’s annualized expense ratio listed in the “Net Annual Expense Ratio” column, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

13

Top Holdings and Sector Breakdown (Unaudited)	December 31, 2020

Shelton BDC Income Fund

Security		Market Value (in U.S. Dollars)	Percentage of Total Investment
1	Ares Capital Corp	$605,692	15.1%
2	Sixth Street Specialty Lending Inc	398,400	9.9%
3	Owl Rock Capital Corp	333,908	8.3%
4	FS KKR Capital Corp II	326,360	8.1%
5	Saratoga Investment Corp, 6.250%	253,000	6.3%
6	Main Street Capital Corp	248,402	6.2%
7	Hercules Capital Inc	241,535	6.0%
8	Barings BDC Inc	235,520	5.9%
9	Golub Capital BDC Inc	194,425	4.8%
10	Solar Capital Ltd	187,865	4.7%

Shelton Emerging Markets Fund

Security		Market Value (in U.S. Dollars)	Percentage of Total Investment
1	United States Treasury Bill, 0.354%, 1/14/21	$2,299,971	8.0%
2	Samsung Electronics Co Ltd	2,002,200	7.0%
3	Taiwan Semiconductor Manufacturing Co Ltd	1,617,444	5.7%
4	Xinyi Solar Holdings Ltd	1,486,792	5.2%
5	MercadoLibre Inc	1,169,304	4.1%
6	HDFC Bank Ltd	1,083,539	3.8%
7	Samsung SDI Co Ltd	1,076,220	3.8%
8	Haier Smart Home Co Ltd	1,074,349	3.8%
9	Bank Rakyat Indonesia Persero Tbk PT	1,068,330	3.7%
10	Accton Technology Corp	1,059,821	3.7%

14

Top Holdings and Sector Breakdown (Unaudited) (Continued)	December 31, 2020

Shelton International Select Equity Fund

Security		Market Value (in U.S. Dollars)	Percentage of Total Investment
1	Taiwan Semiconductor Manufacturing Co Ltd	$7,447,432	5.2%
2	Element Fleet Management Corp	6,239,533	4.4%
3	CRH PLC	6,222,300	4.4%
4	ASML Holding NV	5,889,219	4.1%
5	ITOCHU Corp	5,853,645	4.1%
6	Valeo SA	5,209,867	3.6%
7	L’Oreal SA	5,153,168	3.6%
8	Nestle SA	4,721,306	3.3%
9	Intertek Group PLC	4,706,287	3.3%
10	AIA Group Ltd	4,703,534	3.3%

Shelton Tactical Credit Fund — Long Positions

Security		Market Value (in U.S. Dollars)	Percentage of Total Investment
1	California Pollution Control Financing Authority, 8.000%, 07/01/2039	$3,282,500	6.3%
2	Uniti Group LP / Uniti Group Finance Inc / CSL Capital LLC, 8.250%, 10/15/2023	2,669,875	5.1%
3	New York City Water & Sewer System, 0.110%, 06/15/2049	2,500,000	4.8%
4	Iron Mountain Inc, 4.875%, 09/15/2029	2,426,500	4.7%
5	Oklahoma Development Finance Authority, 5.250%, 08/15/2048	2,374,520	4.6%
6	California Pollution Control Financing Authority, 7.500%, 12/01/2040	2,264,378	4.3%
7	Cleveland-Cliffs Inc, 9.875%, 10/17/2025	2,205,469	4.2%
8	Los Angeles Department of Water, 0.070%, 07/01/2035	2,000,000	3.8%
9	Massachusetts Development Finance Agency, 5.000%, 07/01/2044	1,976,818	3.8%
10	NCL Corp Ltd, 12.250%, 05/15/2024	1,920,000	3.7%

Shelton Tactical Credit Fund — Short Positions

Security		Market Value (in U.S. Dollars)	Percentage of Total Investment
1	Navient Corp 5.875% 10/25/2024	$(2,443,750)	-4.7%
2	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp 5.500% 3/1/2025	(1,670,000)	-3.2%
3	INEOS Group Holdings SA 5.625% 8/1/2024	(1,368,563)	-2.6%
4	Pacific Gas and Electric Co 4.950% 7/1/2050	(1,043,607)	-2.0%

15

Shelton BDC Income Fund Portfolio of Investments (Expressed in U.S. Dollars) December 31, 2020

Security Description	Shares	Value
Common Stock (92.90%)

Financial (92.90%)
Diversified Financial Services (0.20%)
Newstar Financial Inc CVR(a)	100,410	$8,033

Investment Company (92.70%)
Apollo Investment Corp	5,076	53,933
Ares Capital Corp	35,861	605,691
Barings BDC Inc	25,600	235,520
BlackRock TCP Capital Corp	8,600	96,664
Capital Southwest Corp	5,500	97,625
FS KKR Capital Corp II	19,900	326,360
Goldman Sachs BDC Inc	7,780	148,754
Golub Capital BDC Inc	13,750	194,425
Hercules Capital Inc	16,750	241,535
Main Street Capital Corp	7,700	248,402
Medley Management Inc	1,863	14,885
New Mountain Finance Corp	14,500	164,720
Oaktree Specialty Lending Corp	19,000	105,830
Oaktree Strategic Income Corp	13,513	104,726
Owl Rock Capital Corp	26,375	333,908
Saratoga Investment Corp	6,100	127,185
Sixth Street Specialty Lending Inc	19,200	398,400
Solar Capital Ltd	10,729	187,865

TriplePoint Venture Growth BDC Corp	4,728	61,653
		3,748,081

Total Common Stock (Cost $4,008,000)		3,756,114

Prefered Stock (6.26%)

Saratoga Investment Corp, 6.250%	10,000	253,000

Total Prefered Stock (Cost $247,500)		253,000

Total Investments (Cost $4,255,500)(b) (99.16%)		$4,009,114
Other Net Assets (0.84%)		34,015
Net Assets (100.00%)		$4,043,129

(a)	Level 3 security fair valued under procedures established by the Board of Trustees, represents 0.20% of net assets. The total value of the fair value security is $8,033.

(b)	Aggregate cost for federal income tax purpose is $4,262,697

At December 31, 2020, unrealized appreciation/(depreciation) of securities for federal income tax purposes is as follows:

Unrealized appreciation	$123,056
Unrealized depreciation	(376,639)
Net unrealized depreciation	$(253,583)

Shelton Emerging Markets Fund Portfolio of Investments (Expressed in U.S. Dollars) December 31, 2020

Security Description	Shares	Value
Common Stock (95.84%)

Argentina (4.28%)
MercadoLibre Inc*	698	$1,169,304

Brazil (6.68%)
Arco Platform Ltd*	14,100	500,409
Notre Dame Intermedica Participacoes SA	35,000	527,877
Sul America SA	93,422	797,670
Total Brazil		1,825,956

China (21.20%)
Autohome Inc	6,300	627,606
China Meidong Auto Holdings Ltd	200,000	814,117
Haier Smart Home Co Ltd*	296,400	1,074,350
New Oriental Education & Technology Group Inc*	5,766	1,035,321
Ping An Insurance Group Co of China Ltd	62,200	756,950
Xinyi Solar Holdings Ltd	567,000	1,486,792
Total China		5,795,136

India (7.21%)
HDFC Bank Ltd*	14,995	1,083,539
Infosys Ltd	52,383	887,892
Total India		1,971,431

Indonesia (11.41%)
Ace Hardware Indonesia Tbk PT	7,000,000	855,564
Bank Rakyat Indonesia Persero Tbk PT	3,215,800	956,068
Indofood CBP Sukses Makmur Tbk PT	930,000	634,051

Sarana Menara Nusantara Tbk PT	9,866,900	674,567
Total Indonesia		3,120,250

Mexico (6.26%)
Kimberly-Clark de Mexico SAB de CV	546,000	932,065
Regional SAB de CV*	168,500	779,353
Total Mexico		1,711,418

South Korea (13.20%)
Dentium Co Ltd*	14,000	530,504
Samsung Electronics Co Ltd	26,812	2,002,201
Samsung SDI Co Ltd*	1,857	1,076,220
Total South Korea		3,608,925

Taiwan (20.68%)
Accton Technology Corp	94,000	1,059,821
Chailease Holding Co Ltd	114,000	681,614
eMemory Technology Inc	25,000	530,702
MediaTek Inc	35,800	954,689
Sporton International Inc	26,000	248,588
Taiwan Semiconductor Manufacturing Co Ltd	85,500	1,617,444
Voltronic Power Technology Corp	14,000	559,406
Total Taiwan		5,652,264

Thailand (4.92%)
Bangkok Bank PCL	209,000	830,650
Charoen Pokphand Foods PCL	575,000	513,371
Total Thailand		1,344,021

Total Common Stock (Cost $18,108,137)		26,198,705

See accompanying notes to financial statements.

16

Shelton Emerging Markets Fund Portfolio of Investments (Expressed in U.S. Dollars) (Continued) December 31, 2020

Security Description	Par Value	Value
United States Treasury Bills (8.41%)
0.354%, 1/14/21 (Cost $2,300,038)	$2,300,000	$2,299,971

Total Investments (Cost $20,408,175)(a) (104.25%)		$28,498,676
Liabilities in Excess of Other Assets (-4.25%)		(1,161,499)
Net Assets (100.00%)		$27,337,177

*	Non-income producing security.

(a)	Aggregate cost for federal income tax purpose is $20,967,110.

For the period ended December 31, 2020, unrealized appreciation/(depreciation) of securities for federal income tax purposes is as follows:

Unrealized appreciation	$7,763,057
Unrealized depreciation	(231,491)
Net unrealized appreciation	$7,531,566

Shelton International Select Equity Fund Portfolio of Investments (Expressed in U.S. Dollars) December 31, 2020

Security Description	Shares	Value
Common Stock (92.47%)

Belgium (2.81%)
KBC Group NV*	57,698	$4,043,763

Canada (9.17%)
CAE Inc	92,317	2,555,746
Constellation Software Inc	3,251	4,217,930
Element Fleet Management Corp	594,108	6,239,533
Topicus.com Inc*,(a)	4,976	171,856
Total Canada		13,185,065

China (6.00%)
China Meidong Auto Holdings Ltd	566,000	2,299,374
New Oriental Education & Technology Group Inc*	13,880	2,491,789
New Oriental Education & Technology Group Inc (ADR)*	650	120,777
Ping An Insurance Group Co of China Ltd	302,700	3,708,674
Total China		8,620,614

Denmark (0.56%)
Ambu A/S	18,717	809,783

Finland (1.82%)
Nokia Oyj*	668,805	2,615,028

France (9.35%)
BNP Paribas SA*	58,483	3,084,461
L’Oreal SA	13,551	5,153,168
Valeo SA	131,908	5,209,867
Total France		13,447,496

Germany (4.66%)
adidas AG*	8,718	3,177,674
MTU Aero Engines AG	13,509	3,527,277
Total Germany		6,704,951

Great Britain (6.10%)
Intertek Group PLC	60,958	4,706,287
Unilever PLC	67,334	4,064,280
Total Great Britain		8,770,567

Hong Kong (6.51%)
AIA Group Ltd	383,900	4,703,534
Techtronic Industries Co Ltd	325,900	4,648,599
Total Hong Kong		9,352,133

India (2.14%)
HDFC Bank Ltd*	42,557	3,075,169

Indonesia (3.17%)
Bank Rakyat Indonesia Persero	15,351,450	4,556,267

Ireland (6.44%)
CRH PLC	149,484	6,222,300
Smurfit Kappa Group PLC (Dublin)	65,235	3,036,289
Total Ireland		9,258,589

Japan (11.42%)
Daikin Industries Ltd	20,000	4,439,924
ITOCHU Corp	203,900	5,853,645
Nomura Research Institute Ltd	107,900	3,861,596
Santen Pharmaceutical Co Ltd	139,100	2,256,695
Total Japan		16,411,860

Netherlands (4.10%)
ASML Holding NV	12,075	5,889,219

Singapore (3.19%)
DBS Group Holdings Ltd	242,000	4,584,936

Switzerland (7.84%)
Givaudan SA	817	3,447,491
Nestle SA	40,079	4,721,306
Straumann Holding AG	2,644	3,085,340
Total Switzerland		11,254,137

Taiwan (5.18%)
Taiwan Semiconductor Manufacturing Co Ltd	68,300	7,447,432

Thailand (2.01%)
Bangkok Bank PCL	731,000	2,903,505

Total Common Stock (Cost $104,936,072)		132,930,514

	Par Value
United States Treasury Bills (7.03%)
0.354%, 1/14/21 (Cost $10,099,760)	$10,100,000	10,099,874

Total Investments (Cost $115,035,832)(b) (99.50%)		$143,030,388
Other Net Assets (0.50%)		725,783
Net Assets (100.00%)		$143,756,171

*	Non-income producing security.

(a)	Level 3 security fair valued under procedures established by the Board of Trustees, represents 0.12% of net assets. The total value of the fair value security is $171,856.

(b)	Aggregate cost for federal income tax purpose is $117,263,603

See accompanying notes to financial statements.

17

Shelton International Select Equity Fund Portfolio of Investments (Expressed in U.S. Dollars) (Continued) December 31, 2020

At December 31, 2020, unrealized appreciation/(depreciation) of securities for federal income tax purposes is as follows:

Unrealized appreciation	$26,717,099
Unrealized depreciation	(950,314)
Net unrealized appreciation	$25,766,785

Shelton Tactical Credit Fund Portfolio of Investments (Expressed in U.S. Dollars) December 31, 2020

Security Description/ Long Positions	Shares	Value
Common Stock (1.00%)

Consumer, Cyclical (0.01%)
Copper Earnout Trust*,(a)	891	$5,346

Consumer, Non-cyclical (0.98%)
Pyxus International Inc*	98,441	462,673

Energy (0.01%)
CHC Group LLC*,(b)	131,977	2,376

Total Common Stock (Cost $2,287,582)		470,395

	Par Value
Corporate Debt (59.09%)

Basic Materials (7.12%)
Cleveland-Cliffs Inc, 9.875%, 10/17/2025 (144A)(c)	$1,875,000	2,205,469
Ferroglobe PLC / Globe Specialty Metals Inc, 9.375%, 03/01/2022 (144A)(c)	1,500,000	1,140,000
Total Basic Materials		3,345,469

Consumer, Cyclical (19.39%)
PetSmart Inc, 7.125%, 03/15/2023 (144A)(c)	1,600,000	1,600,000
Bon-Ton Department Stores Inc/The, 8.000%, 06/15/2021(c),(d)	5,000,000	100,000
Carnival Corp, 10.500%, 02/01/2026 (144A)(c)	925,000	1,077,625
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd, 6.500%, 06/20/2027 (144A)(c)	1,125,000	1,209,375
NCL Corp Ltd, 12.250%, 05/15/2024 (144A)(c)	1,600,000	1,920,000
Nordstrom Inc, 8.750%, 05/15/2025 (144A)(c)	1,200,000	1,344,062
JC Penney Corp Inc, 5.875%, 07/01/2023 (144A)(d)	1,400,000	98,000
Spirit Loyalty Cayman Ltd / Spirit IP Cayman Ltd, 8.000%, 09/20/2025 (144A)(c)	900,000	1,008,000
Station Casinos LLC, 4.500%, 02/15/2028 (144A)(c)	750,000	755,625
Total Consumer, Cyclical		9,112,687

Consumer, Non-Cyclical (3.38%)
Herc Holdings Inc, 5.500%, 07/15/2027 (144A)(c)	1,500,000	1,590,000

Energy (8.34%)
Energy Ventures Gom LLC / EnVen Finance Corp, 11.000%, 02/15/2023 (144A)(c)	1,500,000	1,410,000
Energy Transfer Operating LP, 7.125%(c),(e),(f)	800,000	760,000
Talos Production Inc, 12.000%, 01/15/2026 (144A)	750,000	729,728
Transocean Inc, 7.500%, 01/15/2026 (144A)(c)	2,200,000	1,012,000
Total Energy		3,911,728
Financial (14.00%)
CBL & Associates LP, 5.250%, 12/01/2023(d)	520,000	205,400
CBL & Associates LP, 4.600%, 10/15/2024(d)	1,704,000	673,080
CBL & Associates LP, 5.950%, 12/15/2026(d)	1,526,000	602,770
Uniti Group LP / Uniti Group Finance Inc / CSL Capital LLC, 8.250%, 10/15/2023(c)	2,650,000	2,669,875
Iron Mountain Inc, 4.875%, 09/15/2029 (144A)(c)	2,300,000	2,426,500
Total Financial		6,577,625

Industrial (4.20%)
Eletson Holdings Inc / Eletson Finance US LLC / Agathonissos Finance LLC, 9.625%, 01/15/2022(c)	548,153	187,057
Scorpio Tankers Inc, 3.000%, 05/15/2022(c)	1,875,000	1,784,917
Total Industrial		1,971,974

Utilities (2.66%)
Pacific Gas and Electric Co, 4.950%, 07/01/2050(c)	1,050,000	1,251,194

Total Corporate Debt (Cost $28,439,127)		27,760,677

Municipal Bonds (63.00%)

Development (15.05%)
California Pollution Control Financing Authority, 8.000%, 07/01/2039 (144A)(d)	5,050,000	3,282,500
California Pollution Control Financing Authority, 7.500%, 12/01/2040 (144A)(c)	2,250,000	2,264,378
California Pollution Control Financing Authority, 7.500%, 07/01/2032 (144A)	250,000	226,643
New York Transportation Development Corp, 5.000%, 10/01/2035(c)	750,000	922,815
Port Beaumont Navigation District, 6.000%, 01/01/2025 (144A)(c)	375,000	374,411
Total Development		7,070,747

See accompanying notes to financial statements.

18

Shelton Tactical Credit Fund Portfolio of Investments (Expressed in U.S. Dollars) (Continued) December 31, 2020

Security Description/ Long Positions	Par Value	Value
General Obligation (6.93%)
State of California, 0.050%, 05/01/2034(f)	$1,000,000	$1,000,000
City of New York NY, 0.080%, 12/01/2047(f)	1,000,000	1,000,000
Puerto Rico Public Finance Corp, 5.500%, 08/01/2031(c)	400,000	4,000
Puerto Rico Sales Tax Financing Corp Sales Tax Revenue, 5.000%, 07/01/2058(c)	1,125,000	1,253,700
Total General Obligation		3,257,700

Housing (2.46%)
California Municipal Finance Authority, 5.000%, 05/15/2051(c)	1,000,000	1,157,290

Medical (19.32%)
California Health Facilities Financing Authority, 4.000%, 08/15/2050(c)	900,000	1,077,759
County of Cuyahoga OH, 5.500%, 02/15/2052(c)	1,300,000	1,543,542
County of Cuyahoga OH, 5.500%, 02/15/2057(c)	760,000	897,674
Massachusetts Development Finance Agency, 5.000%, 07/01/2044(c)	1,765,000	1,976,818
New York State Dormitory Authority, 5.000%, 08/01/2035(c)	1,000,000	1,200,309
Oklahoma Development Finance Authority, 5.250%, 08/15/2048(c)	2,000,000	2,374,519
Total Medical		9,070,621

Multifamily Housing (3.25%)
California Community Housing Agency, 5.000%, 08/01/2049 (144A)(c)	1,000,000	1,136,400
California Community Housing Agency, 5.000%, 02/01/2050 (144A)(c)	350,000	391,013
Total Multifamily Housing		1,527,413

Tobacco Settlement (5.19%)
Buckeye Tobacco Settlement Financing Authority, 5.000%, 06/01/2055(c)	1,125,000	1,272,701
Tobacco Settlement Financing Corp, 5.000%, 06/01/2046(c)	1,000,000	1,167,300
Total Tobacco Settlement		2,440,001

Transportation (1.22%)
Texas Private Activity Bond Surface Transportation Corp, 7.000%, 12/31/2038(c)	500,000	574,995

Water (9.58%)
Los Angeles Department of Water, 0.070%, 07/01/2035(f)	2,000,000	2,000,000
New York City Water & Sewer System, 0.110%, 06/15/2049(f)	2,500,000	2,500,000
Total Water		4,500,000

Total Municipal Debt (Cost $30,759,621)		29,598,767
Term Loans (1.53%)
Pyxus International Loan, 3M US LIBOR (floor 1.500%) + 9.500%, 2/24/25(f)	722,750	678,033
Texas Competitive Electric Holdings Co, LLC Escrow, 11.500%, 11/22/49 (144A)(c),(d)	1,000,000	1,500
JC Penney, Penney Borrower LLC, 3M US LIBOR (floor 1.500%) + 9.500%, 12/07/2026(f)	46,328	39,379

Total Term Loans (Cost $748,943)		718,912

	Contracts
Purchased Options - Puts (0.12%)

Counterparty/Reference Asset
Cantor Fitzgerald:
iShares iBoxx High Yield Corporate Bond ETF
Notional amount $12,450,000, premiums paid $163,554, exercise price $83.00, expires 1/15/21*	1,500	12,000
Wells Fargo:
10-Year US Treasury Note Futures
Notional amount $2,062,500, premiums paid $100,782, exercise price $137.50, expires 1/22/21*	150	42,188

Total Purchased Options - Puts (Premiums paid $264,336)		54,188

Total Long Positions (Cost $62,499,609)(g) (124.74%)		58,602,939
Liabilities in Excess of Other Assets (-24.74%)		(11,620,205)
Net Assets (100.00%)		$46,982,734

See accompanying notes to financial statements.

19

Shelton Tactical Credit Fund Portfolio of Investments (Expressed in U.S. Dollars) (Continued) December 31, 2020

Security Description/ Short Positions	Par Value	Value
Short Corporate Debt (-13.88%)

Basic Materials (-2.91%)
INEOS Group Holdings SA, 5.625%, 08/01/2024 (144A)	$(1,350,000)	$(1,368,563)

Consumer, Cyclical (-3.55%)
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp, 5.500%, 03/01/2025 (144A)	(1,600,000)	(1,670,000)

Financial (-5.20%)
Navient Corp, 5.875%, 10/25/2024	(2,300,000)	(2,443,750)

Utilities (-2.22%)
Pacific Gas and Electric Co, 3.500%, 08/01/2050	(1,050,000)	(1,043,607)

Total Short Corporate Debt (Proceeds $6,310,427)		$(6,525,920)

3M US LIBOR - 3 Month LIBOR as of December 31, 2020 was 0.238%

(144A) Security was purchased pursuant to Rule 144A or Section 4(a)(2) under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. As of December 31, 2020, these securities had a total aggregate market value of $24,164,666, which represented approximately 51.43% of net assets.

*	Non income security.

(a)	Level 3 security fair valued under procedures established by the Board of Trustees, represents 0.01% of net assets. The total value of the fair value security is $5,346.

(b)	Security is illiquid.

(c)	All or a portion of this security has been segregated as collateral.

(d)	Defaulted security.

(e)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

(f)	Floating or variable rate security.

(g)	Aggregate cost for federal income tax purpose is $56,407,740.

At December 31, 2020, unrealized appreciation/(depreciation) of securities for federal income tax purposes is as follows:

Unrealized appreciation	$3,294,860
Unrealized depreciation	(7,625,581)
Net unrealized depreciation	$(4,330,721)

Written Options - Puts	Contracts	Value
Counterparty/Reference Asset
Cantor Fitzgerald:
iShares iBoxx High Yield Corporate Bond ETF
Notional amount $11,700,000, premiums received $64,445, exercise price $78.00, expires 1/15/21*	(1,500)	$(1,500)
Wells Fargo:
10-Year US Treasury Note Futures
Notional amount $2,032,500, premiums received $28,125, exercise price $83.00, expires 1/22/21*	(150)	(2,344)
Total Written Options - Puts (Premiums received $92,570)		(3,844)

See accompanying notes to financial statements.

20

Statements of Assets and Liabilities December 31, 2020

	Shelton BDC Income Fund	Shelton Emerging Markets Fund	Shelton International Select Equity Fund	Shelton Tactical Credit Fund
Assets
Investments in securities
Cost of investments	$4,255,500	$20,408,175	$115,035,832	$62,235,273
Cost of purchased options	—	—	—	264,336
Market value of investments (Note 1)	4,009,114	28,498,676	143,030,388	58,548,751
Market value of purchased options (Note 1)	—	—	—	54,188
Cash	46,752	—	467,828	—
Securities Sold Receivable	—	31,714	—	2,093,906
Interest receivable	—	—	—	813,587
Dividend receivable	39,303	15,836	48,145	—
Reclaim receivable	—	1,669	276,147	—
Receivable from investment advisor	233	—	—	—
Receivable for fund shares sold	13,179	3,859	418,581	47,596
Prepaid expenses	—	24,121	46,431	3,983
Total assets	$4,108,581	$28,575,875	$144,287,520	$61,562,011

Liabilities
Payables and other liabilities
Short positions, at value (proceeds $6,310,427)	—	—	—	6,525,919
Written options, at value (proceeds $92,570)	—	—	—	3,844
Due to broker	—	541,880	—	—
Borrowings	—	—	—	4,962,373
Interest payable	—	—	—	105,347
Payable for fund shares repurchased	6,570	33,127	328,402	158,039
Payable to investment advisor	3,086	22,031	95,378	49,649
Distributions payable	41,706	926	13,214	5,247
Payable for securities purchased	—	578,946	—	2,730,000
Accrued 12b-1 fees	820	327	3,207	1,378
Accrued administration fees	741	2,779	7,775	2,114
Accrued audit fees	6,983	19,489	30,324	23,579
Accrued CCO fees	318	873	24,873	1,437
Accrued custody fees	15	3,879	8,118	287
Accrued expenses	52	7,347	54	513
Accrued fund Accounting fees	2,713	5,793	9,356	5,878
Accrued printing fees	106	4,719	148	201
Accrued registration fees	518	2,149	—	506
Accrued transfer agent fees	990	13,963	9,204	2,237
Accrued trustee fees	834	470	1,296	729
Total liabilities	65,452	1,238,698	531,349	14,579,277

Net assets	$4,043,129	$27,337,177	$143,756,171	$46,982,734

Net assets at December 31, 2020 consist of
Paid-in capital	8,944,857	22,232,316	168,548,426	56,582,735
Distributable earnings/(loss)	(4,901,728)	5,104,861	(24,792,255)	(9,600,001)
Total net assets	$4,043,129	$27,337,177	$143,756,171	$46,982,734

Net assets
Institutional Shares	$248,547	$25,748,719	$127,892,880	$40,473,023
Investor Shares	$3,794,582	$1,588,458	$15,863,291	$6,509,711

Shares outstanding
Institutional Shares (no par value, unlimited shares authorized)	34,055	1,281,361	4,962,691	3,782,492
Investor Shares (no par value, unlimited shares authorized)	515,564	79,741	619,082	608,037

Net asset value per share
Direct or Institutional Shares	$7.30	$20.09	$25.77	$10.70
Investor Shares	$7.36	$19.92	$25.62	$10.71

See accompanying notes to financial statements.

21

Statements of Operations For the Year Ended December 31, 2020

	Shelton BDC Income Fund	Shelton Emerging Markets Fund		Shelton International Select Equity Fund	Shelton Tactical Credit Fund
	Year Ended December 31, 2020	Period Ended December 31, 2020	Year Ended September 30, 2020	Year Ended December 31, 2020	Year Ended December 31, 2020
Investment income
Interest income	$—	$249	$541	$40,345	$4,325,217
Dividend income (net of foreign tax witheld: $-, $5,964, $56,830, $91,271 and $- respectively)	481,622	51,464	539,112	1,228,637	26
Income from securities lending, net	—	—	3,616	—	—
Total	$481,622	$51,713	$543,269	$1,268,982	$4,325,243

Expenses
Interest on short positions	$—	$—	$—	$—	$672,318
Interest and fees on borrowings and short sale arrangement	—	—	—	—	481,108
Management fees (Note 2)	38,676	61,914	304,623	613,550	699,051
Administration fees (Note 2)	4,150	6,144	17,464	79,100	57,880
Interest Expense	—	—	4,210	—	—
Transfer agent fees	6,693	1,661	85,269	26,834	12,662
Accounting services	19,220	4,426	23,056	37,716	44,687
Custodian fees	451	1,825	25,052	26,245	16,125
Legal and audit fees	6,828	2,087	22,747	28,814	22,331
CCO fees (Note 2)	551	521	684	8,795	7,864
Trustees fees	5,173	856	9,363	5,261	5,068
Insurance	158	662	5,354	3,724	2,179
Printing	15,027	5,784	15,019	24,571	19,642
Reorganization	—	—	17,696	—	—
Registration and dues	16,072	6,287	32,295	11,579	11,207
12b-1 fees Investor Shares (Note 2)	10,177	950	4,379	21,894	30,692
Other expenses	—	—	17,554	—	—
Total expenses	$123,176	$93,117	$584,765	$888,083	$2,082,814
Less reimbursement from manager (Note 2)	(58,825)	—	(91,558)	(44,901)	(62,140)
Net expenses	$64,351	$93,117	$493,207	$843,182	$2,020,674
Net investment income	$417,271	$(41,404)	$50,062	$425,800	$2,304,569

Realized and unrealized gain/(loss) on investments
Net realized gain/(loss) from security transactions	$(683,527)	$3,489,313	$(3,886,642)	$38,555	$786,483
Net realized gain/(loss) from futures contracts	—	—	—	—	(1,876,622)
Net realized gain/(loss) from purchased option contracts	—	—	—	—	(1,086,795)
Net realized gain/(loss) from written options contracts	—	—	—	—	385,413
Total Net Realized gain/(loss)	(683,527)	3,489,313	(3,886,642)	38,555	(1,791,521)

Change in unrealized appreciation/ (depreciation) of investments	(598,529)	3,281,869	4,945,157	19,176,951	(1,465,185)
Change in unrealized appreciation/ (depreciation) of futures	—	—	—	—	(401,601)
Change in unrealized appreciation/ (depreciation) of purchased option contracts	—	—	—	—	(210,148)
Change in unrealized appreciation/ (depreciation) of written option contracts	—	—	—	—	88,726
Net realized and unrealized gain/(loss) on investments	$(1,282,056)	$6,771,182	$1,058,515	$19,215,506	$(3,779,729)
Net increase/(decrease) in net assets resulting from operations	$(864,785)	$6,729,778	$1,108,577	$19,641,306	$(1,475,160)

See accompanying notes to financial statements.

22

Statements of Changes in Net Assets

	Shelton BDC Income Fund		Shelton Emerging Markets Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019	Period Ended December 31, 2020	Year Ended September 30, 2020	Year Ended September 30, 2019
Operations
Net investment income/(loss)	$417,271	$545,542	$(41,404)	$50,062	$1,007,407
Net realized gain/(loss) on investments and foreign currency transactions	(683,527)	(376,713)	3,489,313	(3,886,642)	(2,531,415)
Change in unrealized appreciation/(depreciation) of investments	(598,529)	1,787,290	3,281,869	4,945,157	(1,803,262)
Net increase/(decrease) in net assets resulting from operations	(864,785)	1,956,119	6,729,778	1,108,577	(3,327,270)

Distributions to shareholders
Distributions
Institutional Shares	(21,443)	(41,710)	(47,123)	(802,092)	(1,423,899)
Investor Shares	(396,171)	(503,832)	(2,929)	(49,976)	(158,692)
Distributions from return of capital
Institutional shares	—	(4,837)	—	—	—
Investor shares	—	(58,425)	—	—	—
Total Distributions	(417,614)	(608,804)	(50,052)	(852,068)	(1,582,591)

Capital share transactions
Increase/(decrease) in net assets resulting from capital share transactions	(1,057,698)	(4,567,479)	(2,092,602)	(21,276,448)	(8,652,967)
Total increase/(decrease)	(2,340,097)	(3,220,164)	4,587,124	(21,019,939)	(13,562,828)

Net assets
Beginning of year	6,383,226	9,603,390	22,750,053	43,769,992	57,332,820
End of year	$4,043,129	$6,383,226	$27,337,177	$22,750,053	$43,769,992

	Shelton International Select Equity Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations
Net investment income/(loss)	$425,800	$827,005
Net realized gain/(loss) on investments and foreign currency transactions	38,555	2,568,377
Change in unrealized appreciation/(depreciation) of investments	19,176,951	7,543,988
Net increase/(decrease) in net assets resulting from operations	19,641,306	10,939,370

Distributions to shareholders
Distributions
Institutional Shares	(810,174)	(1,148,286)
Investor Shares	(75,408)	(105,591)
Distributions from return of capital
Institutional shares	—	—
Investor shares	—	—
Total Distributions	(885,582)	(1,253,877)

Capital share transactions
Increase/(decrease) in net assets resulting from capital share transactions	64,229,063	3,757,813
Total increase/(decrease)	82,984,787	13,443,306

Net assets
Beginning of year	60,771,384	47,328,078
End of year	$143,756,171	$60,771,384

See accompanying notes to financial statements.

23

Statements of Changes in Net Assets (Continued)

	Shelton Tactical Credit Fund
	Year Ended December 31, 2020	Period Ended December 31, 2019	Year Ended October 31, 2019
Operations
Net investment income/(loss)	$2,304,569	$385,874	$870,458
Net realized gain/(loss) on investments and foreign currency transactions	786,483	747,280	799,792
Net realized gain/(loss) from futures contracts	(1,876,622)	(106,533)	(328)
Net realized gain/(loss) from options contracts	(1,086,795)	N/A	N/A
Net realized gain/(loss) from written options contracts	385,413	N/A	N/A
Change in unrealized appreciation/(depreciation) of investments	(1,465,185)	(1,148,141)	(1,577,174)
Change in unrealized appreciation/(depreciation) of futures	(401,601)	615,273	(213,672)
Change in unrealized appreciation/(depreciation) of options	(210,148)	N/A	N/A
Change in unrealized appreciation/(depreciation) of written options	88,726	N/A	N/A
Net increase/(decrease) in net assets resulting from operations	(1,475,160)	493,753	(120,924)

Distributions to shareholders
Distributions
Institutional Shares	(1,860,085)	(292,295)	(2,878,902)
Investor Shares	(443,874)	(67,511)	(454,044)
Total Distributions	(2,303,959)	(359,806)	(3,332,946)

Capital share transactions
Increase/(Decrease) in net assets resulting from capital share transactions	(39,592,702)	(8,126,075)	23,561,055
Total increase/(decrease)	(43,371,821)	(7,992,128)	20,107,185

Net assets
Beginning of year	90,354,555	98,346,683	78,239,498
End of year	$46,982,734	$90,354,555	$98,346,683

Shelton BDC Income Fund	Institutional Shares
	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Shares sold	36,291	$252,509	24,691	$216,227
Shares issued in reinvestment of distributions	874	5,237	851	7,406
Shares repurchased	(37,260)	(265,506)	(142,820)	(1,232,327)
Net increase/(decrease)	(95)	$(7,760)	(117,278)	$(1,008,694)

	Investor Shares
	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Shares sold	23,280	$160,788	88,209	$776,549
Shares issued in reinvestment of distributions	33,743	209,253	32,944	289,603
Shares repurchased	(210,958)	(1,419,979)	(527,895)	(4,624,937)
Net increase/(decrease)	(153,935)	$(1,049,938)	(406,742)	$(3,558,785)

See accompanying notes to financial statements.

24

Statements of Changes in Net Assets (Continued)

Shelton Emerging Market Fund	Institutional Shares
	Period Ended December 31, 2020		Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Value	Shares	Value	Shares	Value
Shares sold	55,023	$972,867	361,269	$5,104,041	1,126,509	$17,253,254
Shares issued in reinvestment of distributions	2,309	46,398	47,764	772,818	97,521	1,374,068
Shares repurchased	(166,946)	(2,859,468)	(1,842,250)	(26,676,989)	(1,537,333)	(23,122,177)
Net increase/(decrease)	(109,614)	$(1,840,203)	(1,433,217)	$(20,800,130)	(313,303)	$(4,494,855)

	Investor Shares
	Period Ended December 31, 2020		Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Value	Shares	Value	Shares	Value
Shares sold	1,032	$18,262	14,115	$217,500	179,903	$2,780,869
Shares issued in reinvestment of distributions	137	2,728	2,782	44,734	10,133	142,269
Shares repurchased	(15,622)	(273,389)	(53,368)	(738,552)	(459,642)	(7,081,250)
Net increase/(decrease)	(14,453)	$(252,399)	(36,471)	$(476,318)	(269,606)	$(4,158,112)

Shelton International Select Equity Fund	Institutional Shares
	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Shares sold	2,852,650	$61,496,737	990,258	$20,692,034
Shares issued in reinvestment of distributions	33,046	794,614	51,054	1,116,971
Shares gained with reorganization (Note 7)	1,027,306	21,305,921	N/A	N/A
Shares repurchased	(1,475,934)	(27,928,354)	(773,407)	(16,222,839)
Net increase/(decrease)	2,437,068	$55,668,918	267,905	$5,586,166

	Investor Shares
	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Shares sold	411,822	$9,231,323	83,348	$1,720,494
Shares issued in reinvestment of distributions	2,976	71,947	4,449	96,860
Shares gained with reorganization (Note 7)	94,062	1,938,316	N/A	N/A
Shares repurchased	(124,979)	(2,681,441)	(175,455)	(3,645,707)
Net increase/(decrease)	383,881	$8,560,145	(87,658)	$(1,828,353)

Shelton Tactical Credit Fund	Institutional Shares
	Year Ended December 31, 2020		Period Ended December 31, 2019		Year Ended October 31, 2019
	Shares	Value	Shares	Value	Shares	Value
Shares sold	772,060	$7,819,310	387,398	$4,077,277	2,106,451	$22,539,110
Shares issued in reinvestment of distributions	188,740	1,841,491	27,137	286,297	269,855	2,862,678
Shares gained with reorganization (Note 7)	N/A	N/A	N/A	N/A	1,323,638	14,151,144
Shares repurchased	(3,803,066)	(36,872,793)	(1,138,124)	(11,990,560)	(2,386,026)	(25,533,586)
Net increase/(decrease)	(2,842,266)	$(27,211,992)	(723,589)	$(7,626,986)	1,313,918	$14,019,346

	Investor Shares
	Year Ended December 31, 2020		Period Ended December 31, 2019		Year Ended October 31, 2019
	Shares	Value	Shares	Value	Shares	Value
Shares sold	268,050	$2,797,120	44,923	$473,013	788,699	$8,416,077
Shares issued in reinvestment of distributions	44,314	427,078	5,985	63,139	42,617	451,523
Shares gained with reorganization (Note 7)	N/A	N/A	N/A	N/A	904,245	9,662,403
Shares repurchased	(1,644,597)	(15,604,908)	(98,301)	(1,035,241)	(846,542)	(8,988,294)
Net increase/(decrease)	(1,332,233)	$(12,380,710)	(47,393)	$(499,089)	889,019	$9,541,709

See accompanying notes to financial statements.

25

Shelton Tactical Credit Fund Statement of Cash Flows For the Year Ended December 31, 2020

Increase/(Decrease) in Cash:
Cash flows provided by/(used for) operating activities:
Net decrease in net assets resulting from operations	$(1,475,160)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchases of long-term portfolio investments	(209,977,894)
Sales of long-term portfolio investments	248,457,429
Proceeds from securities sold short	17,711,212
Cover short securities	(25,936,802)
Settlement and effect of futures and options	(3,227,753)
Decrease/(Increase) in dividends and interest receivable	770,734
Decrease/(Increase) in due from advisor	17,316
Decrease/(Increase) in prepaid expenses	(2,087)
Decrease in payable to investment advisor	(47,915)
Decrease in interest payable	(134,704)
Increase/(Decrease) in accrued expenses	(45,608)
Net amortization on investments	152,071
Net increase in borrowings	4,962,373
Net realized loss on investments	1,791,521
Net change in unrealized appreciation/depreciation	1,988,208
Net cash provided by operating activities	35,002,941
Cash flows provided by/(used for) financing activities:
Proceeds from shares sold	10,646,318
Cost of shares redeemed	(54,507,883)
Dividends paid to shareholders, net of reinvestments	(40,512)
Net cash used for financing activities	(43,902,077)

Net decrease in cash	(8,899,136)

Cash and cash equivalents:
Beginning cash balance	3,667
Beginning cash held at broker	8,895,469
Total beginning cash and cash equvialents	8,899,136

Ending cash balance	—
Ending cash held at broker	—
Total ending cash and cash equivalents	$—

Supplemental disclosure of cash flow information
Non-cash financing activities not included herein consist of reinvestment of dividend distributions	$2,268,598
Cash financing activities not included herein consist of interest paid	121,974

See accompanying notes to financial statements.

26

Financial Highlights For a Share Outstanding Throughout Each Year

Shelton BDC Income Fund	Institutional Shares									Formerly AR Capital BDC Income Fund
	Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018		Year Ended December 31, 2017	Period Ended December 31, 2016(a)(b)		Year Ended March 31, 2016(c)
Net asset value, beginning of year	$8.96		$7.75		$8.92		$9.11	$8.40		$9.65
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(d)	0.65		0.52		0.71		0.59	0.44		0.80
Net gain/(loss) on securities (both realized and unrealized)	(1.61)		1.41		(1.10)		(0.22)	0.72		(1.36)
Total from investment operations	(0.96)		1.93		(0.39)		0.37	1.16		(0.56)
LESS DISTRIBUTIONS
Dividends from net investment income	(0.70)		(0.65)		(0.78)		(0.56)	(0.45)		(0.69)
Distributions from return of capital	—		(0.07)		—		—	—		—
Total distributions	(0.70)		(0.72)		(0.78)		(0.56)	(0.45)		(0.69)
Net asset value, end of year	$7.30		$8.96		$7.75		$8.92	$9.11		$8.40

Total return	(9.00)%		25.32%		(4.80)%		3.94%	14.07	%(e)	(5.76	)%(f)

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$249		$306		$1,173		$1,610	$420		$443
Ratio of expenses to average net assets:(g)
Before expense reimbursements	2.62%		1.95%		1.78%		1.78%	2.53	%(h)	2.47%
After expense reimbursements	1.26	%(i)	1.27	%(i)	1.26	%(i)	1.25%	1.24	%(h)	1.25%
Ratio of net investment income/(loss) to average net assets(j)										9.30%
Before expense reimbursements	8.11%		5.35%		7.56%		5.82%	5.26	%(h)
After expense reimbursements	9.47%		6.04%		8.08%		6.34%	6.55	%(h)
Portfolio turnover	28%		37%		30%		118%	38	%(e)	166%

(a)	For the nine months ended December 31, 2016.
(b)	Following the acquisition on November 4, 2016, advisor class and class A were renamed Institutional and Investor Class.
(c)	Audited by other independent registered public accounting firm.
(d)	Calculated based upon average shares outstanding.
(e)	Not annualized
(f)

Total returns shown exclude the effect of applicable sales loads/redemption fees. If the Adviser did not reimburse/waive a portion of the Fund’s expenses, total return would have been lower. Returns are not annualized

(g)	Does not include expenses of investment companies in which the Fund invests.
(h)	Annualized
(i)	CCO Fees are not included in the expense limitation.
(j)	Recognition of net investment income by the Fund is affected by the timing in which the Fund invests. The ratio does not include the net income of the investment companies in which the Fund invests.

See accompanying notes to financial statements.

27

Financial Highlights For a Share Outstanding Throughout Each Year (Continued)

Shelton BDC Income Fund	Investor Shares									Formerly AR Capital BDC Income Fund
	Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018		Year Ended December 31, 2017	Period Ended December 31, 2016(a)(b)		Year Ended March 31, 2016(c)
Net asset value, beginning of year	$9.08		$7.83		$9.01		$9.21	$8.51		$9.66
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(d)	0.68		0.60		0.68		0.54	0.44		0.70
Net gain/(loss) on securities (both realized and unrealized)	(1.68)		1.34		(1.11)		(0.19)	0.71		(1.17)
Total from investment operations	(1.00)		1.94		(0.43)		0.35	1.15		(0.47)
LESS DISTRIBUTIONS
Dividends from net investment income	(0.72)		(0.62)		(0.75)		(0.55)	(0.45)		(0.68)
Distributions from return of capital	—		(0.07)		—		—	—		—
Total distributions	(0.72)		(0.69)		(0.75)		(0.55)	(0.45)		(0.68)
Net asset value, end of year	$7.36		$9.08		$7.83		$9.01	$9.21		$8.51

Total return	(9.26)%		25.31%		(5.13)%		3.73%	13.74	%(e)	(4.83	)%(f)

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$3,795		$6,077		$8,430		$13,486	$13,614		$12,853
Ratio of expenses to average net assets:(g)
Before expense reimbursements	2.87%		2.25%		2.03%		2.04%	2.82	%(h)	2.66%
After expense reimbursements	1.51	%(i)	1.52	%(i)	1.51	%(i)	1.50%	1.50	%(h)	1.45%
Ratio of net investment income/(loss) to average net assets(j)										7.89%
Before expense reimbursements	8.36%		6.10%		7.13%		5.21%	5.16	%(h)
After expense reimbursements	9.72%		6.83%		7.65%		5.73%	6.48	%(h)
Portfolio turnover	28%		37%		30%		118%	38	%(e)	166%

(a)	For the nine months ended December 31, 2016.
(b)	Following the acquisition on November 4, 2016, advisor class and class A were renamed Institutional and Investor Class.
(c)	Audited by other independent registered public accounting firm.
(d)	Calculated based upon average shares outstanding.
(e)	Not annualized
(f)

Total returns shown exclude the effect of applicable sales loads/redemption fees. If the Adviser did not reimburse/waive a portion of the Fund’s expenses, total return would have been lower. Returns are not annualized

(g)	Does not include expenses of investment companies in which the Fund invests.
(h)	Annualized
(i)	CCO Fees are not included in the expense limitation.
(j)	Recognition of net investment income by the Fund is affected by the timing in which the Fund invests. The ratio does not include the net income of the investment companies in which the Fund invests.

See accompanying notes to financial statements.

28

Financial Highlights For a Share Outstanding Throughout Each Year or Period (Continued)

Shelton Emerging Markets Fund(a) Institutional Shares(b)	Period Ended December 31, 2020(c)		Year Ended September 30, 2020	Year Ended September 30, 2019(d)	Year Ended September 30, 2018(d)	Year Ended September 30, 2017(d)	Year Ended September 30, 2016(d)
Net asset value, beginning of year	$15.33		$14.82	$16.22	$15.90	$14.28	$12.95
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(e)	(0.04)		0.01	0.31	0.31	0.07	(0.00	)(f)
Net gain/(loss) on securities (both realized and unrealized)	4.84		0.87	(1.24)	0.04	1.55	1.33
Total from investment operations	4.80		0.88	(0.93)	0.35	1.62	1.33
LESS DISTRIBUTIONS
Dividends from net investment income	(0.04)		(0.37)	(0.31)	(0.03)	—	—
Distributions from capital gains	—		—	(0.16)	—	—	—
Total distributions	(0.04)		(0.37)	(0.47)	(0.03)	—	—
Net asset value, end of year or period	$20.09		$15.33	$14.82	$16.22	$15.90	$14.28

Total return	31.29	%(g)	5.78%	(5.60)%	2.21%	11.34%	10.27%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year (000s)	$25,749		$21,354	$41,845	$50,897	$51,833	$45,786
Ratio of expenses to average net assets:
Before expense reimbursements	1.48	%(h)	1.89%	1.78%	1.61%	1.72%	1.85%
After expense reimbursements(i)	1.48	%(h)	1.61%	1.56%	1.55%	1.55%	1.55%
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	(0.88	)%(h)	(0.20)%	1.81%	1.83%	0.29%	(0.32)%
After expense reimbursements	(0.88	)%(h)	0.08%	2.03%	1.89%	0.46%	(0.32)%
Portfolio turnover	27	%(g)	58%	78%	63%	169%	156%

(a)	Formerly named ICON Emerging Markets Fund.
(b)	Formerly named ICON Emerging Markets Fund - Class S.
(c)	Fund changed its fiscal year end from September 30 to December 31.
(d)	Audited by other independent registered public accounting firm.
(e)	Calculated based upon average shares outstanding.
(f)	Amount less than $(0.005).
(g)	Not annualized.
(h)	Annualized.
(i)

Effective for the year ended September 30, 2020 and thereafter, CCO Fees are not included in the expense limitation. For the year ended September 30, 2020, reorganization costs not included. For all years presented, interest expense, when applicable, is not included in the expense limitation.

See accompanying notes to financial statements.

29

Financial Highlights For a Share Outstanding Throughout Each Year or Period (Continued)

Shelton Emerging Markets Fund(a) Investor Shares(j)	Period Ended December 31, 2020(c)		Year Ended September 30, 2020	Year Ended September 30, 2019(d)	Year Ended September 30, 2018(d)		Year Ended September 30, 2017(d)	Year Ended September 30, 2016(d)
Net asset value, beginning of year	$15.20		$14.73	$16.08	$15.77		$14.20	$12.91
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(e)	(0.05)		(0.01)	0.14	0.24		0.06	(0.01)
Net gain/(loss) on securities (both realized and unrealized)	4.81		0.84	(1.10)	0.07		1.51	1.30
Total from investment operations	4.76		0.83	(0.96)	0.31		1.57	1.29
LESS DISTRIBUTIONS
Dividends from net investment income	(0.04)		(0.36)	(0.23)	(0.00	)(f)	—	—
Distributions from capital gains	—		—	(0.16)	—		—	—
Total distributions	(0.04)		(0.36)	(0.39)	(0.00)		—	—
Net asset value, end of year or period	$19.92		$15.20	$14.73	$16.08		$15.77	$14.20

Total return(k)	31.29	%(g)	5.48%	(5.87)%	1.97%		11.06%	9.99%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year (000s)	$1,588		$1,432	$1,925	$6,436		$12,887	$9,072
Ratio of expenses to average net assets:
Before expense reimbursements	1.73	%(h)	2.54%	2.26%	1.96%		2.12%	2.16%
After expense reimbursements(i)	1.73	%(h)	1.89%	1.81%	1.80%		1.80%	1.80%
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	(1.12	)%(h)	(0.74)%	0.45%	1.32%		0.08%	(0.43)%
After expense reimbursements	(1.12	)%(h)	(0.08)%	0.90%	1.48%		0.40%	(0.07)%
Portfolio turnover	27	%(g)	58%	78%	63%		169%	156%

(a)	Formerly named ICON Emerging Markets Fund.
(b)	Formerly named ICON Emerging Markets Fund - Class S.
(c)	Fund changed its fiscal year end from September 30 to December 31.
(d)	Audited by other independent registered public accounting firm.
(e)	Calculated based upon average shares outstanding.
(f)	Amount less than $(0.005).
(g)	Not annualized.
(h)	Annualized.
(i)

Effective for the year ended September 30, 2020 and thereafter, CCO Fees are not included in the expense limitation. For the year ended September 30, 2020, reorganization costs not included. For all years presented, interest expense, when applicable, is not included in the expense limitation.

(j)	Formerly named ICON Emerging Markets Fund - Class A.
(k)	The total return calculation excludes any sales charges.

See accompanying notes to financial statements.

30

Financial Highlights For a Share Outstanding Throughout Each Year (Continued)

Shelton International Select Equity Fund Institutional Shares(a)	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Period Ended December 31, 2017(b)	Year Ended April 30, 2017		Year Ended April 30, 2016(c)
Net asset value, beginning of year	$22.02	$18.35	$21.34	$18.03	$15.90		$21.20
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(d)	0.12	0.29	0.19	0.10	0.22		0.25
Net gain/(loss) on securities (both realized and unrealized)	3.84	3.84	(2.97)	3.61	2.13		(5.01)
Total from investment operations	3.96	4.13	(2.78)	3.71	2.35		(4.76)
LESS DISTRIBUTIONS
Dividends from net investment income	(0.21)	(0.46)	(0.21)	(0.39)	(0.22)		(0.54)
Distributions from return of capital	—	—	—	(0.01)	—		—
Distributions from capital gains	—	—	—	—	—		—
Total distributions	(0.21)	(0.46)	(0.21)	(0.40)	(0.22)		(0.54)
Net asset value, end of year	$25.77	$22.02	$18.35	$21.34	$18.03		$15.90

Total return	18.07%	22.53%	(13.17)%	20.74%	14.89	%(e)	(22.36	)%(e)

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$127,893	$55,619	$41,424	$42,824	$38,737		$44,133
Ratio of expenses to average net assets:
Before expense reimbursements	1.04%	1.12%	1.36%	1.32%	1.76	%(f)	1.28	%(f)
After expense reimbursements	0.99%	1.01%	1.17%	0.99%	0.99%		1.23%
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	0.49%	1.28%	0.73%	0.41%
After expense reimbursements	0.54%	1.40%	0.92%	0.74%	1.32%		1.36%
Portfolio turnover	46%	49%	65%	24%	41%		40%

(a)	As of July 28, 2017 Class A shares and I shares were renamed to Investor shares and Institutional shares, respectively.
(b)	For the eight month period ended December 31, 2017.
(c)	Audited by other independent registered public accounting firm.
(d)	Calculated based upon average shares outstanding.
(e)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. For Investor Shares (Formerly Class A Shares), total investment return does not reflect the impact of the maximum front-end sales load of 5.75%. If reflected, the return would be lower.

(f)	During the period, certain fees were waived and/or reimbursed; or recouped, if any. If such fee waivers and/or reimbursements or recoupments had not occurred, the ratios would have been as indicated.

See accompanying notes to financial statements.

31

Financial Highlights For a Share Outstanding Throughout Each Year or Period (Continued)

Shelton International Select Equity Fund Investor Shares(a)	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Period Ended December 31, 2017(b)	Year Ended April 30, 2017		Year Ended April 30, 2016(c)
Net asset value, beginning of year	$21.91	$18.29	$21.30	$18.02	$15.88		$21.16
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(d)	0.05	0.24	0.11	0.08	0.17		0.19
Net gain/(loss) on securities (both realized and unrealized)	3.80	3.83	(2.94)	3.60	2.13		(4.97)
Total from investment operations	3.85	4.07	(2.83)	3.68	2.30		(4.78)
LESS DISTRIBUTIONS
Dividends from net investment income	(0.14)	(0.45)	(0.18)	(0.39)	(0.16)		(0.50)
Distributions from return of capital	—	—	—	(0.01)	—		—
Distributions from capital gains	—	—	—	—	—		—
Total distributions	(0.14)	(0.45)	(0.18)	(0.40)	(0.16)		(0.50)
Net asset value, end of year	$25.62	$21.91	$18.29	$21.30	$18.02		$15.88

Total return	17.64%	22.25%	(13.41)%	20.53%	14.55	%(e)	(22.51	)%(e)

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$15,863	$5,152	$5,904	$3,785	$4,488		$8,488
Ratio of expenses to average net assets:
Before expense reimbursements	1.29%	1.38%	1.56%	1.59%	2.02	%(f)	1.53	%(f)
After expense reimbursements	1.24%	1.26%	1.38%	1.24%	1.24%		1.48%
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	0.19%	1.06%	0.33%	0.23%
After expense reimbursements	0.24%	1.17%	0.51%	0.58%	1.06%		1.11%
Portfolio turnover	46%	49%	65%	24%	41%		40%

(a)	As of July 28, 2017 Class A shares and I shares were renamed to Investor shares and Institutional shares, respectively.
(b)	For the eight month period ended December 31, 2017.
(c)	Audited by other independent registered public accounting firm.
(d)	Calculated based upon average shares outstanding.
(e)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. For Investor Shares (Formerly Class A Shares), total investment return does not reflect the impact of the maximum front-end sales load of 5.75%. If reflected, the return would be lower.

(f)	During the period, certain fees were waived and/or reimbursed; or recouped, if any. If such fee waivers and/or reimbursements or recoupments had not occurred, the ratios would have been as indicated.

See accompanying notes to financial statements.

32

Financial Highlights For a Share Outstanding Throughout Each Year or Period (Continued)

Shelton Tactical Credit Fund Institutional Shares	Year Ended December 31, 2020		For the Period November 1, 2019 through December 31, 2019(a)		Year Ended October 31, 2019		Year Ended October 31, 2018		For the Period December 1, 2016 through October 31, 2017(b)		Year Ended November 30, 2016		Year Ended November 30, 2015
Net asset value, beginning of year	$10.55		$10.53		$10.97		$10.75		$10.68		$10.48		$10.93
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(c)	0.40		0.04		0.12		0.17		0.22		0.25		0.26
Net gain/(loss) on securities (both realized and unrealized)	0.18		0.02		(0.09)		0.38		0.27		0.21		(0.45)
Total from investment operations	0.58		0.06		0.03		0.55		0.49		0.46		(0.19)
LESS DISTRIBUTIONS
Dividends from net investment income	(0.43)		(0.04)		(0.36)		(0.29)		(0.28)		(0.26)		(0.26)
Distributions from capital gains	—		—		(0.11)		(0.04)		(0.14)		—		—
Total distributions	(0.43)		(0.04)		(0.47)		(0.33)		(0.42)		(0.26)		(0.26)
Redemption fees(c)	—		—		—		—	(d)	—	(d)	—	(d)	—	(d)
Net asset value, end of year	$10.70		$10.55		$10.53		$10.97		$10.75		$10.68		$10.48

Total return	5.89%		0.60	%(e)	0.37%		5.20%		4.63	%(e)	4.41%		(1.80)%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$40,473		$69,877		$77,405		$66,195		$67,084		$57,555		$44,465
Ratio of expenses to average net assets:
Before expense reimbursements	3.45	%(f)	2.83	%(f),(g),(h)	3.12	%(h)	5.18	%(h)	4.35	%(g),(h)	4.26	%(h)	3.83	%(h)
After expense reimbursements	3.35	%(f)	2.72	%(f),(g),(h)	3.01	%(h)	4.95	%(h)	4.15	%(g),(h)	3.93	%(h)	3.47	%(h)
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	3.83%		2.34	%(g)	1.00%		1.38%		2.03	%(g)	2.02%		2.11%
After expense reimbursements	3.93%		2.45	%(g)	1.11%		1.61%		2.23	%(g)	2.35%		2.47%
Portfolio turnover	249%		20	%(e)	116%		63%		69	%(e)	70%		64%

(a)	Fiscal year end changed from October 31 to December 31.
(b)	Fiscal year end changed from November 30 to October 31.
(c)	Based on average shares outstanding for the period.
(d)	Amount less than $0.01 per share.
(e)	Not annualized.
(f)

If interest expense and dividends on securities sold short had been excluded, the expense ratios would have been lowered by 1.93% for the year ended December 31, 2020, 1.29% for the period ended December 31, 2019, 1.53% for the year ended October 31, 2019, 3.56% for the year ended October 31, 2018, 2.76% for the period December 1, 2016 through October 31, 2017, and by 2.54%, 2.08%, and 1.44% for the periods ended November 30, respectively.

(g)	Annualized.
(h)

As restated to reflect the inclusion of interest and fees on borrowings and short sale arrangements previously netted against interest income, which increased the ratios by 0.29% for the two months ended December 31, 2019 and 0.87% for the year ended October 31, 2019. The restatement had no effect on the net asset value, per share data, net investment income ratios and total returns.

See accompanying notes to financial statements.

33

Financial Highlights For a Share Outstanding Throughout Each Year or Period (Continued)

Shelton Tactical Credit Fund Investor Shares	Year Ended December 31, 2020		For the Period November 1, 2019 through December 31, 2019(a)		Year Ended October 31, 2019		Year Ended October 31, 2018		For the Period December 1, 2016 through October 31, 2017(b)		Year Ended November 30, 2016		Year Ended November 30, 2015
Net asset value, beginning of year	$10.55		$10.54		$10.96		$10.74		$10.68		$10.48		$10.93
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(c)	0.36		0.04		0.08		0.15		0.20		0.23		0.24
Net gain/(loss) on securities (both realized and unrealized)	0.21		—		(0.06)		0.37		0.25		0.21		(0.46)
Total from investment operations	0.57		0.04		0.02		0.52		0.45		0.44		(0.22)
LESS DISTRIBUTIONS
Dividends from net investment income	(0.41)		(0.03)		(0.33)		(0.26)		(0.25)		(0.24)		(0.23)
Distributions from capital gains	—		—		(0.11)		(0.04)		(0.14)		—		—
Total distributions	(0.41)		(0.03)		(0.44)		(0.30)		(0.39)		(0.24)		(0.23)
Redemption fees(c)	—		—		—		—	(d)	—	(d)	—	(d)	—	(d)
Net asset value, end of year	$10.71		$10.55		$10.54		$10.96		$10.74		$10.68		$10.48

Total return	5.77%		0.43	%(e)	0.22%		4.93%		4.28	%(e)	4.17%		(2.04)%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$6,510		$20,478		$20,942		$12,044		$22,964		$18,206		$5,627
Ratio of expenses to average net assets:
Before expense reimbursements	3.70	%(f)	3.08	%(f),(g),(h)	3.51	%(h)	5.43	%(h)	4.60	%(g),(h)	4.51	%(h)	4.08	%(h)
After expense reimbursements	3.60	%(f)	2.97	%(f),(g),(h)	3.45	%(h)	5.20	%(h)	4.40	%(g),(h)	4.18	%(h)	3.72	%(h)
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	3.51%		1.99	%(g)	0.70%		1.13%		1.78	%(g)	1.77%		1.86%
After expense reimbursements	3.61%		2.10	%(g)	0.76%		1.36%		1.98	%(g)	2.10%		2.22%
Portfolio turnover	249%		20	%(e)	116%		63%		69	%(e)	70%		64%

(a)	Fiscal year end changed from October 31 to December 31.
(b)	Fiscal year end changed from November 30 to October 31.
(c)	Based on average shares outstanding for the period.
(d)	Amount less than $0.01 per share.
(e)	Not annualized.
(f)

If interest expense and dividends on securities sold short had been excluded, the expense ratios would have been lowered by 1.93% for the year ended December 31, 2020, 1.29% for the period ended December 31, 2019, 1.53% for the year ended October 31, 2019, 3.56% for the year ended October 31, 2018, 2.76% for the period December 1, 2016 through October 31, 2017, and by 2.54%, 2.08%, and 1.44% for the periods ended November 30, respectively.

(g)	Annualized.
(h)

As restated to reflect the inclusion of interest and fees on borrowings and short sale arrangements previously netted against interest income, which increased the ratios by 0.29% for the two months ended December 31, 2019 and 0.87% for the year ended October 31, 2019. The restatement had no effect on the net asset value, per share data, net investment income ratios and total returns.

See accompanying notes to financial statements.

34

SCM Trust	Notes to Financial Statements	December 31, 2020

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

SCM Trust (the “Trust”), a Massachusetts business trust formed in July 1988 is registered as an investment company under the Investment Company Act of 1940, as amended. As of December 31, 2020 the Trust consists of eleven separate series, four of which are included in these financial statements.

Shelton BDC Income Fund (“BDC Income Fund”) is an open-end, non-diversified series of the Trust. The inception date is April 22, 2014, and the commencement date of operations is May 2, 2014. The investment objective is to provide a high level of income with the potential for capital appreciation. Effective July 1, 2016, Shelton Capital Management, a California limited partnership (“Shelton” or the “Advisor”) became the advisor to the Fund.

The Shelton Emerging Markets Fund (“Emerging Markets Fund”) is an open-end diversified series of the Trust. The inception date of the Fund is June 26, 2020. The Fund’s investment objective is to seek long-term capital appreciation. The Fund is the successor fund to the ICON Emerging Markets Fund, a series of ICON Funds, pursuant to a reorganization that occurred after the close of business on June 26, 2020. All historic performance and financial information presented is that of the ICON Emerging Markets Fund, which was the accounting and performance survivor of the reorganizations. Historic information presented for the Institutional Class and Investor Classes shares is based on that of the Class S and Class A shares, respectively, of the ICON Emerging Markets Fund.

Shelton Tactical Credit Fund (“Tactical Credit Fund”) is an open-end, diversified series of the Trust. The inception date is December 16, 2014. The Fund’s investment objective is to seek current income and capital appreciation. Effective July 1, 2016, Shelton became the advisor to the Fund. The Tactical Credit Fund is a successor to a series of the FundVantage Trust, a Delaware statutory trust, pursuant to a reorganization that took place after the close of business on March 17, 2017. Prior to March 17, 2017, the Successor Fund had no investment operations. As a result of the reorganization, holders of Class A Shares and Class C Shares of the former Tactical Credit Fund received Investor Shares of the successor Tactical Credit Fund and holders of Advisor Class Shares of the former Tactical Credit Fund received Institutional Shares of the successor Tactical Credit Fund. On June 19, 2019, the shareholders of the Cedar Ridge Unconstrained Credit Fund (the “Cedar Ridge Fund”) approved the agreement and plan of reorganization providing for the transfer of assets and assumption of liabilities into the Shelton Tactical Credit Fund. Cedar Ridge Unconstrained Credit Fund is the performance and accounting survivor of the reorganization, Shelton Tactical Credit is the legal and tax survivor. The reorganization was effective as of the close of business on June 21, 2019. See Note 7 for more information.

Shelton International Select Equity Fund (“International Select Fund”, and together with the BDC Income Fund, the Emerging Markets Fund, and the Tactical Credit Fund, each a “Fund” and collectively, the “Funds”) is an open-end, diversified series of the Trust. The inception date is July 31, 2009. The Fund’s investment objective is to achieve long-term capital appreciation. Effective July 18, 2016, Shelton became the advisor to the Fund. The International Select Fund is a successor to a series of the FundVantage Trust, a Delaware statutory trust, pursuant to a reorganization that took place after the close of business on July 28, 2017. Prior to July 28, 2017, the Successor Fund had no investment operations. As a result of the reorganization, holders of Class A Shares of the former International Select Fund received Investor Shares of the successor International Select Equity Fund and holders of Class I Shares of the former International Select Equity Fund received Institutional Shares of the successor International Select Equity Fund.

On June 3, 2020 the shareholders of the ICON International Equity Fund, a series of ICON Funds approved the agreement and plan of reorganization providing for the transfer of assets and assumption of liabilities into the Shelton International Select Equity Fund. The International Select Fund is the performance and accounting, legal and tax survivor of the reorganization. The reorganization was effective as of the open of business on June 29, 2020. See Note 7 for more information.

The Trust follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services – Investment Companies”.

(a)    Security Valuation — Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, U.S. Treasury yield curve or relevant benchmark curve, and other market information, which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available (“Other Market Information”). Equity securities listed on a national or international exchange are valued at the last reported sales price. Futures contracts are valued at the settle price, depending on the exchange the contract trades on, typically as of 4:15 p.m., Eastern Time. Municipal securities are valued by an independent pricing service at a price determined by a matrix pricing method. This technique generally considers such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. U.S. government securities for which market quotations are readily available are valued at the mean between the closing bid and asked prices provided by an independent pricing service. U.S. agency securities consisting of mortgage pass-through certificates are valued using dealer quotations provided by an independent pricing service. U.S. Treasury Bills are valued at amortized cost which approximates market value. Securities with remaining maturities of 60 days or less are valued on the amortized cost basis as reflecting fair value.

Securities for which market quotes are not readily available from the Trust’s third-party pricing service are valued at fair value, determined in good faith and in accordance with procedures adopted by the Board of Trustees. The Board has delegated to the Advisor’s Pricing Committee the responsibility for determining the fair value, subject to the Board oversight and the review of the pricing decisions at its quarterly meetings. For a description of the Advisor, see Note 2.

(b)     Federal Income Taxes — No provision is considered necessary for federal income taxes. The Funds intend to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to distribute all their taxable income to shareholders.

(c)    Short Sales — Short sales are transactions under which the Tactical Credit Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

35

SCM Trust	Notes to Financial Statements (Continued)	December 31, 2020

(d)    Municipal Bonds — Municipal bonds are debt obligations issued by the states, possessions, or territories of the United States (including the District of Columbia) or a political subdivision, public instrumentality, agency, public authority or other governmental unit of such states, possessions, or territories (e.g., counties, cities, towns, villages, districts and authorities). Municipal bonds may be issued as taxable securities, or as federally tax-exempt securities. States, possessions, territories and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works, gas, and electric utilities. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Municipal bonds may be general obligation bonds or revenue bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not usually payable from the general taxing power of a municipality. In addition, certain types of “private activity” bonds may be issued by public authorities to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities and for water supply, gas, electricity and waste disposal facilities. Other types of private activity bonds are used to finance the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities. Current federal tax laws place substantial limitations on the size of certain of such issues. In certain cases, the interest on a private activity bond may not be exempt from federal income tax or the alternative minimum tax.

(e)     Security Transactions, Investment Income and Distributions to Shareholders — Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for, in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method or, where applicable, to the first call date of the securities. Distributions to shareholders are recorded on the ex-dividend date for the Funds. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for PFICs, wash sales, REIT adjustments and post-October capital losses.

Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from a Fund’s investments in real estate investment trusts (“REITs”) are reported to the Fund after the end of the calendar year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Fund after the end of the calendar year. Estimates are based on the most recent REIT distribution information available.

These “Book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences do not require reclassification.

(f)     Foreign Currency Translation — Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the company’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

(g)     Concentration — The BDC Income Fund invests substantially all (and under normal market conditions, at least 80%) of its net assets (plus any borrowings for investment purposes) in common stocks and other equity securities of business development companies (“BDCs”) that are traded on one or more nationally recognized securities exchanges. The equity securities in which the Fund may invest consist of common stocks, securities convertible into common stocks; and preferred stocks. In addition, although the Fund typically invests in equity securities, the Fund may invest up to 20% of its net assets in debt securities of BDCs and other issuers of any maturity, duration or credit rating.

The Tactical Credit Fund aims to use related credit asset classes on both the long and short side to generate an attractive rate of return with low volatility. Portfolio construction is implemented with a relative value framework and looks across the entire balance sheet of a corporation from senior secured down through subordinated, equity-linked bonds. This hedged approach is designed to generate performance that is less reliant on the direction of the overall market than a typical credit-based fund.

Cash & Cash Equivalents: The Funds consider their investment in a Federal Deposit Insurance Corporation (“FDIC”) insured interest bearing account to be cash and cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Funds maintain cash balances, which, at times may exceed federally insured limits. The Funds maintain these balances with a high-quality financial institution.

Concentration of Credit Risk: Each Fund places its cash with a banking institution, which is insured by FDIC. The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Funds to a credit risk. The Funds do not believe that such deposits are subject to any unusual risk associated with investment activities.

(h)     Use of Estimates in Financial Statements — In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, Shelton Capital makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expense during the year. Actual results may differ from these estimates.

(i)     Share Valuations — The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. A Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share of each Fund is equal to a Fund’s NAV per share.

36

SCM Trust	Notes to Financial Statements (Continued)	December 31, 2020

(j)     Accounting for Uncertainty in Income Taxes — The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Shelton Capital has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2017-2019) or expected to be taken in the Fund’s 2020 tax returns. The Funds identify its major tax jurisdictions as U.S. Federal, however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

(k)     Fair Value Measurements — The Funds utilize various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following table summarizes the valuation of the Trust’s securities at December 31, 2020 using fair value hierarchy:

	Level 1(a)	Level 2(a)	Level 3(a)		Level 2(a)	Level 2(a)
Fund	Investments in Securities(b)	Investments in Securities(c)	Investments in Securities	Total Investments	Purchased Options	Written Options
BDC Income Fund	$4,001,081	$—	$8,033	$4,009,114	$—	$—
Emerging Markets Fund	$26,198,705	$2,299,971	$—	$28,498,676	$—	$—
International Select Fund	$132,758,658	$10,099,874	$171,856	$143,030,388	$—	$—
Tactical Credit Fund - Assets	$465,049	$58,078,356	$5,346	$58,548,751	$54,188	$—
Tactical Credit Fund - Liabilities	$—	$6,525,920	$—	$6,525,920	$—	$3,844

(a)	It is the Funds’ policy to recognize transfers between levels on the last day of the fiscal reporting period.
(b)	For a detailed break-out of common stocks by major industry classification, please refer to the Portfolio of Investments.
(c)	All fixed income securities held in the Funds are Level 2 securities. For a detailed break-out of fixed income securities by type, please refer to the Portfolio of Investments.

Level 3 Securities	BDC Income Fund	International Select Fund	Tactical Credit Fund
Beginning Balance	$70,287	$—	$27,912
Net Purchases	—	166,396	—
Net Sales	—	—	—
Total Realized Gain/(Loss)	—	—	—
Change in Unrealized Appreciation/(Depreciation)	(62,254)	5,460	5,346
Accrued Interest	—	—	—
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	(27,912)
Ending Balance	$8,033	$171,856	$5,346

	Fair Value as of 12/31/2020	Valuation Techniques	Unobservable Input	Input Values	Impact to valuation from an increase to input
BDC Income Fund
Newstar Financial Inc CVR	$8,033	Estimated recovery proceeds	Expected remaining distributions	$0.08	Increase
International Select Fund
Topicus.com Inc	$171,856	Filing prospectus, and financial analysis of corporate action	Market assessment	44 CAD	Increase
Tactical Credit Fund
Copper Earnout Trust	$5,346	Offering documents, secondary offers	Market assessment	$6.00	Increase

37

SCM Trust	Notes to Financial Statements (Continued)	December 31, 2020

(l)     Disclosure about Derivative Instruments and Hedging Activities — The Fund has adopted enhanced disclosure regarding derivative and hedging activity intended to improve financial reporting of derivative instruments by enabling investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The effect of derivative instruments on the Statements of Assets & Liabilities for the year ended December 31, 2020:

Derivatives Not Accounted for as Hedging Instruments	Tactical Credit Fund
Asset Derivatives
Purchased Options	$54,188

Liability Derivatives
Written Options	$3,844

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2020:

Derivatives Not Accounted for as Hedging Instruments	Tactical Credit Fund
Amount of Realized Gain/(Loss) Recognized on Derivatives
Interest Rate Futures	$(1,876,622)
Purchased Interest Rate Options	(184,188)
Written Interest Rate Options	55,470
Purchased Equity Options	(902,607)
Written Equity Options	329,943
Total	$(2,578,004)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Interest Rate Futures	$(401,601)
Purchased Interest Rate Options	(58,594)
Written Interest Rate Options	25,781
Purchased Equity Options	(151,554)
Written Equity Options	62,945
Total	$(523,023)

The previously disclosed derivative instruments outstanding as of December 31, 2020, and their effect on the Statement of Operations for the year January 1, 2020 through December 31, 2020, serve as indicators of the volume of financial derivative activity for the company. The following table indicates the average volume for the year:

Average Month End Notional Value
Written Future Contracts	$(7,288,495)
Purchased Options	170,438
Written Options	(43,917)

(m)     LIBOR Transition Risk — The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR Will cease to be published after that time. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds Is uncertain.

(n)     COVID-19 Risks — A recent outbreak of respiratory disease caused by a novel coronavirus was first detected in December 2019 and has now been detected internationally. This coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to less established health care systems. Health crises caused by the recent coronavirus outbreak may exacerbate other pre-existing political, social and economic risks in certain countries. The impact of the outbreak may be short term or may last for an extended period of time.

38

SCM Trust	Notes to Financial Statements (Continued)	December 31, 2020

NOTE 2 - INVESTMENT MANAGEMENT FEE AND OTHER RELATED PARTY TRANSACTIONS

Shelton provides each Fund with management and administrative services pursuant to investment management and administration servicing agreements.

In accordance with the terms of the management agreement, the Advisor receives compensation at the following annual rates:

Fund	Net Assets
BDC Income Fund	0.90%
Emerging Markets Fund	1.00%
International Select Fund	0.74%
Tactical Credit Fund	1.17%

The Advisor contractually agreed to reduce total operating expense to certain Funds of the Trust. This additional contractual reimbursement (excluding certain compliance costs, extraordinary expenses such as litigation or merger and reorganization expenses, for example and with respect to the BDC Income Fund, acquired fund fees and expenses) is effective until the dates listed below, unless renewed, and is subject to recoupment within three fiscal years following reimbursement. Recoupment is limited to the extent the reimbursement does not exceed any applicable expense limit and the effect of the reimbursement is measured after all ordinary operating expenses are calculated; any such reimbursement is subject to the Board of Trustees’ review and approval. Reimbursements from the Advisor to affected Funds, and the contractual expense limits, for the year ended December 31, 2020 are as follows:

	Contractual Expense Limitation
Fund	Institutional Shares	Investor Shares	Expiration
BDC Income Fund	1.25%	1.50%	5/1/21
Emerging Markets Fund	1.55%	1.80%	5/1/21
International Select Fund	0.99%	1.24%	5/1/21
Tactical Credit Fund	1.39%	1.64%	5/1/21

At December 31, 2020, the remaining cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Funds that may be reimbursed was $703,469. The Advisor may recapture a portion of the above amount no later than the dates as stated below.

Fund	Expires 10/31/21	Expires 12/31/21		Expires 10/31/22	Expires 12/31/22	Expires 9/30/23	Expires 12/31/23	Total
BDC Income Fund	$—	$48,779	*	$—	$58,429	$—	$58,825	$166,033
Emerging Markets Fund	—	—		—	—	634	—	634
International Select Fund	—	91,289		—	66,303	—	44,901	202,493
Tactical Credit Fund	168,854	—		82,500	20,815	—	62,140	334,309
Total	$168,854	$140,068		$82,500	$145,547	$634	$165,866	$703,469

*	The financial information presented reflects the expense reimbursement by Shelton Capital Management in effect from May 1, 2018 to December 31, 2018.

A Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses. Any such reimbursement is contingent upon the Board of Trustees review and approval prior to the time the reimbursement is initiated.

As compensation for administrative duties not covered by the management agreement, Shelton receives an administration fee, which was revised on January 1, 2011. The administration fee is based on assets held, in aggregate, by the SCM Trust and other funds within the same “family” of investment companies managed and administered by Shelton. The fee rates are 0.10% on the first $500 million, 0.08% on the next $500 million, and 0.06% on combined assets over $1 billion. Administration fees are disclosed in the Statement of Operations.

Certain officers and trustees of the Trust are also partners of Shelton. Steve Rogers has served as a trustee and Chairman of the Board of Trustees of the Trust since 1998, and President of the Trust since 1999. Mr. Rogers is also Chief Executive Officer of the Adviser. Gregory T. Pusch has served as the Chief Compliance Officer (“CCO”) of the Trust since March 2017. Mr. Pusch is also employed by Shelton, the Advisor and Administrator to the Trust. The Trust is responsible for the portion of his salary allocated to his duties as the CCO of the Trust during his employment, and Shelton is reimbursed by the Trust for this portion of his salary. The level of reimbursement is reviewed and determined by the Board of Trustees at least annually.

The Trust has adopted a Distribution Plan (the “Plan”), as amended July 29, 2017, pursuant to Rule 12b-1 under the Investment Company Act of 1940, whereby the Investor Shares of each Fund pays RFS Partners, the Funds’ distributor (the “Distributor”), an affiliate of Shelton, for expenses that relate to the promotion and distribution of shares. Under the Plan, the Investor Shares of the Funds will pay the Distributor a fee at an annual rate of 0.25%, payable monthly, of the daily net assets attributable to such Fund’s Investor Shares.

39

SCM Trust	Notes to Financial Statements (Continued)	December 31, 2020

For the year ended December 31, 2020 the following were paid:

Fund	Investor Class 12b-1 Fees
BDC Income Fund	$10,177
Emerging Markets Fund*	950
International Select Fund	21,894
Tactical Credit Fund	30,692

*	Period from October 1, 2020 through December 31, 2020.

Management fees, Administration fees, Expense reimbursement from the manager, CCO fees and Trustees fees incurred during the year are included in the Statement of Operations.

NOTE 3 - PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities other than short-term instruments for the year ended December 31, 2020 were as follows:

Fund	Purchases	Sales
BDC Income Fund	$1,159,414	$2,192,750
Emerging Markets Fund	6,520,782	8,387,043
International Select Fund	89,468,842	37,833,000
Tactical Credit Fund	209,976,692	248,457,429

NOTE 4 - TAX CHARACTER

Tax Basis of Distributable Earnings: The tax character of distributable earnings at December 31, 2020 was as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carry Forwards	Unrealized Appreciation/ (Depreciation)	Post October and Other Losses	Total Distributable Earnings
BDC Income Fund	$41,363	$—	$(4,647,801)	$(295,290)	$—	$(4,901,728)
Emerging Markets Fund	593,515	—	(3,020,220)	7,531,566	—	5,104,861
International Select Fund	742,014	—	(51,221,761)	25,687,492	—	(24,792,255)
Tactical Credit Fund	707,997	—	(5,977,277)	(4,330,721)	—	(9,600,001)

The difference between book basis and tax basis unrealized appreciation/(depreciation) is attributable primarily to wash sales and PFICs.

Capital Losses: Capital loss carry forwards, as of December 31, 2020, available to offset future capital gains, if any, are as follows:

Expiring	BDC Income Fund	Emerging Markets Fund	International Select Fund*	Tactical Credit Fund**
Long Term with No Expiration	$(2,038,826)	$(3,020,220)	$(46,167,307)	$(3,536,329)
Short Term with No Expiration	(2,608,975)	—	(5,054,454)	(2,440,948)
Long Term with Expiration	—	—	—	—
Short Term with Expiration	—	—	—	—
Total	$(4,647,801)	$(3,020,220)	$(51,221,761)	$(5,977,277)

*	Subject to annual limitation under §382 of The Code of $214,635 in 2021 and 2022, and $27,391 in 2023.
**	Subject to annual limitation of $561,798 under §382 of The Code through 2023 with $527,580 available in 2024.

Distributions to Shareholders: Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund.

40

SCM Trust	Notes to Financial Statements (Continued)	December 31, 2020

The tax character of distributions paid during the year ended December 31, 2020 are as follows:

Fund	Year or Period Ended	Return of Capital	Ordinary Income	Long-Term Capital Gains(a)	Exempt-Interest Dividends	Total Distributions
BDC Income Fund	December 31, 2019	$63,262	$545,542	$—	$—	$608,804
	December 31, 2020	—	417,614	—	—	417,614
Emerging Markets Fund	September 30, 2019	—	1,506,869	75,722	—	1,582,591
	September 30, 2020	—	852,068	—	—	852,068
	December 31, 2020	—	50,052	—	—	50,052
International Select Fund	December 31, 2019	—	1,253,877	—	—	1,253,877
	December 31, 2020	—	885,582	—	—	885,582
Tactical Credit Fund	October 31, 2019(b)	—	161,752	647,005	2,260,001	3,068,758
	December 31, 2019(b)	—	375,685	—	707,607	1,083,292
	December 31, 2020	—	2,303,959	—	—	2,303,959

(a)	The Funds designate Long-Term Capital Gain dividends pursuant to Section 852(b)(3) of the Internal Revenue Code for the year ended December 31, 2019.

(b)

The tax distributions for the period ended December 31, 2019 differ from book distributions by $723,486 of which $264,188 was included in the book distribution for the year ended October 31, 2019 and $459,292 of income earned by Shelton Tactical Credit Fund prior to the merger date but not included in the book distributions as the Cedar Ridge Fund was the accounting survivor (see note 7) of the merger.

The tax distributions for October 31, 2019 differ from the book distributions by $264,188 as that amount was included in the tax distributions post-merger for the period ending December 31, 2019.

A final tax returned for the Cedar Ridge Unconstrained Credit Fund was filed for the period ended June 21, 2019 the date of the merger (see note 6).

NOTE 5 - RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update No. 2018-13, “Fair Value Measurement (Topic 820: Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 will require the need to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 will also require that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019, and allows for early adoption of either the entire standard or only the provisions that eliminate or modify the requirements. Management has elected to adopt early the provisions that eliminate the disclosure requirements. Management is still currently evaluating the impact of applying the rest of the guidance.

NOTE 6 – BORROWINGS

In connection with the short sale arrangement of Shelton Tactical Credit Fund, the Fund may borrow in excess of the short sale proceeds. At December 31, 2020, the total amount outstanding in excess of the short sale proceeds was $4,962,373. Amounts borrowed under this arrangement bear interest at an interest rate based on the bank’s margin rate. For the year ended December 31, 2020, the weighted average interest rate of this arrangement was 1.82%, the average amount outstanding was $6,962,367 and the maximum outstanding balance was $25,170,000. The total amount of interest charged under the arrangement was $121,974 and is included in the balance of Interest and fees on borrowings and short sale arrangement in the Statement of Operations.

NOTE 7 - REORGANIZATION

On June 19, 2019, the shareholders of the Cedar Ridge Unconstrained Credit Fund approved the agreement and plan of reorganization providing for the transfer of assets and assumption of liabilities into the Shelton Tactical Credit Fund. Cedar Ridge Unconstrained Credit Fund is the performance and accounting survivor of the reorganization, Shelton Tactical Credit is the legal and tax survivor. The reorganization was effective as of the close of business on June 21, 2019. The following table illustrates the specifics of the Fund’s reorganization:

Shelton Tactical Credit Fund Pre- Reorganization Net Assets	New Shares issued to Shareholders of Shelton Tactical Credit Fund	Cedar Ridge Unconstrained Credit Fund Net Assets	Combined Net Assets	Tax Status of Transfer
$23,813,547	2,227,883	$76,412,507	$100,226,054(a)	Non-taxable

(a)	Includes undistributed net investment income, accumulated realized gains and unrealized depreciation in the amounts of $-, $- and $760,216 respectively.

41

SCM Trust	Notes to Financial Statements (Continued)	December 31, 2020

As of close of business on June 21, 2019, the classes were converted at the following rates:

Pre-Merger Class	Pre-Merger NAV	Rate	Shares	Dollars	Post-Merger NAV	Post Merger Class
Shelton Tactical Credit – Institutional Class	10.17	0.9514	1,323,638	$14,151,144	10.69	Shelton Tactical Credit – Institutional Class
Shelton Tactical Credit – Investor Class	10.15	0.9499	904,245	$9,662,403	10.69	Shelton Tactical Credit – Investor Class
Cedar Ridge Unconstrained Credit Fund – Institutional Class	10.69	1.0000	6,189,879	$66,176,655	10.69	Shelton Tactical Credit – Institutional Class
Cedar Ridge Unconstrained Credit Fund – Investor Class	10.69	1.0000	957,909	$10,235,852	10.69	Shelton Tactical Credit – Investor Class

On May 23, 2020, the shareholders of the ICON International Equity Fund approved the agreement and plan of reorganization providing for the transfer of assets and assumption of liabilities into the Shelton International Select Equity Fund. Shelton International Select Equity Fund is the survivor of the reorganization. The reorganization was effective as of the close of business on June 26, 2020. The following table illustrates the specifics of the Fund’s reorganization:

ICON International Equity Fund Pre-Reorganization Net Assets	New Shares issued to Shareholders of ICON International Equity Fund	Shelton International Select Equity Fund Net Assets	Combined Net Assets	Tax Status of Transfer
$23,244,237(a)	1,121,368	$62,750,633	$85,994,870	Non-taxable

(a)	Includes undistributed net investment income, accumulated realized losses and unrealized appreciation in the amounts of $528,663, $(9,724,470) and $2,157,152, respectively, from the merged fund.

As of close of business on June 26, 2020, the classes were converted at the following rates:

Pre-Merger Class	Pre-Merger NAV	Rate	Shares	Dollars	Post-Merger NAV	Post Merger Class
ICON International Equity Fund – Class S	$9.40	0.4532	1,027,306	$21,305,921	$20.74	Shelton International Select Equity Fund – Institutional Class
ICON International Equity Fund – Class A	$9.18	0.4454	69,706	$1,435,990	$20.61	Shelton International Select Equity Fund – Investor Class
ICON International Equity Fund – Class C	$8.08	0.3920	24,356	$502,326	$20.61	Shelton International Select Equity Fund – Investor Class

NOTE 8 - SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Liquidity Risk Management Program Disclosure

The SCM Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”), as consistent with Rule 22e-4 to govern the Trust’s approach to managing liquidity risk for each series of the Trust (each, a “Fund” and collectively, the “Funds”). The Program is overseen by the Liquidity Committee (the “Committee”), which is comprised of investment, operations and legal and compliance professionals from Shelton Capital Management. The Board of Trustees of the Trust (the “Board”) has approved the designation of the Committee to oversee the Program.

The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to meet its redemption obligations in a timely manner. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Fund’s liquidity and the periodic classification and re-classification of the Fund’s investments into groupings that reflect the Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on November 6, 2020, the Committee provided a report (the “Report”) to the Board addressing the operation, adequacy, and effectiveness the Program, including any material changes to the Program for the period from the inception of the Trust’s program in December 2018 through December 2020 (“Reporting Period”). The Report concluded that the Trust’s Program was reasonably designed to assess and manage each Fund’s liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the Program during the Reporting Period. The Report further concluded that each Fund’s investment strategy continues to be appropriate given each Fund’s status as an open-end fund.

There can be no assurance that the Program will achieve its objectives in the future. Additional information regarding risks of investing in each Fund, including liquidity risks presented by the Trust’s investment portfolios, is found in the Trust’s Prospectus and Statement of Additional Information.

42

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
SCM Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Shelton BDC Income Fund, Shelton Emerging Markets Fund, Shelton International Select Equity Fund, and Shelton Tactical Credit Fund (the “Funds”), each a series of SCM Trust (the “Trust”), including the portfolios of investments, as of December 31, 2020, and the related statements of operations, the statements of changes in net assets, the statement of cash flows and the financial highlights for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2020, the results of their operations and cash flows, the changes in their net assets, and their financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds Constituting SCM Trust	Statement of Operations	Statement of Cash Flows	Statements of Changes in Net Assets	Financial Highlights
Shelton BDC Income Fund	For the year ended December 31, 2020	NA	For each of the two years in the period ended December 31, 2020	For each of the four years in the period ended December 31, 2020, the period April 1, 2016 through December 31, 2016.
Shelton Emerging Markets Fund	For the period ended December 31, 2020 and for the year end September 30, 2020	NA	For the period ended December 31, 2020 and the year ended September 30, 2020	For the period ended December 31, 2020 and for the year ended September 30, 2020.
Shelton International Select Equity Fund	For the year ended December 31, 2020	NA	For each of the two years in the period ended December 31, 2020	For each of the three years in the period ended December 31, 2020, the period May 1, 2017 through December 31, 2017 and for the year ended April 30, 2017.
Shelton Tactical Credit Fund	For the year ended December 31, 2020	For the year ended December 31, 2020	For the year ended December 31, 2020, the period ended December 31, 2019 and the year ended October 31, 2019

For year ended December 31, 2020, the period November 1, 2019 through December 31, 2019, each of the two years in the period ended October 31, 2019, the period December 1, 2016 through October 31, 2017, and each of the two years in the period ended November 30, 2016.

With respect to the Shelton BDC Income Fund, the financial highlights for the year ended March 31, 2016 were audited by other auditors, and in their opinion dated May 31, 2016, they expressed an unqualified opinion on said financial statements. With respect to the Shelton Emerging Markets Fund, the statement of changes in net assets for the year ended September 30, 2019 and the financial highlights for each of the four years in the period ended September 30, 2019 of the Predecessor Fund were audited by other auditors, and in their opinion dated November 25, 2019, they expressed an unqualified opinion on said financial statements and financial highlights. With respect to the Shelton International Select Equity Fund, the financial highlights for the period ended April 30, 2016 were audited by other auditors, and in their report dated June 28, 2016, they expressed an unqualified opinion on said financial statements.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2011.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

43

Report of Independent Registered Public Accounting Firm (Continued)

To the Shareholders and Board of Trustees of
SCM Trust
Page Two

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and brokers or through other appropriate auditing procedures where replies from brokers were unable to be obtained. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
March 1, 2021

Additional Information

Fund Holdings

The Fund holdings shown in this report are as of December 31, 2020. Holdings are subject to change at any time, so holdings shown in the report may not reflect current Fund holdings. The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov. The information filed in the form N-PORT also may be obtained by calling (800) 955-9988.

Proxy Voting Policy

The Fund’s Statement of Additional Information (“SAI”) containing a description of the policies and procedures that the SCM Trust uses to determine how to vote proxies relating to portfolio securities, along with the Fund’s proxy voting record relating to portfolio securities held during the 12-month period ended June 30, 2020 is available upon request, at no charge, at the phone number above, or on the SEC’s website at www.sec.gov.

About this Report

This report is submitted for the general information of the shareholders of the SCM Trust. It is authorized for distribution only if preceded or accompanied by a current SCM Trust prospectus. Additional copies of the prospectus may be obtained by calling (800) 955-9988 or can be downloaded from the Fund’s website at www.sheltoncap.com. Please read the prospectus carefully before you invest or send money, as it explains the risks, fees and expenses of investing in the Fund.

44

SCM Trust	Board of Trustees and Executive Officers	December 31, 2020

Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and Executive Officers of the Funds:

Name	Address	Year of Birth	Position Held with the Trust	Length of Time Served
Stephen C. Rogers	1875 Lawrence Street, Suite 300 Denver, CO 80202	1966	Chairman of the Board, Trustee, President	Since August 1999 Since August 1999 Since August 1999
Kevin T. Kogler	1875 Lawrence Street, Suite 300 Denver, CO 80202	1966	Trustee	Since May 2006
Marco L. Quazzo	1875 Lawrence Street, Suite 300 Denver, CO 80202	1962	Trustee	Since August 2014
Stephen H. Sutro	1875 Lawrence Street, Suite 300 Denver, CO 80202	1969	Trustee	Since May 2006
William P. Mock	1875 Lawrence Street, Suite 300 Denver, CO 80202	1966	Treasurer	Since February 2010
Gregory T. Pusch	1875 Lawrence Street, Suite 300 Denver, CO 80202	1966	Chief Compliance Officer, Secretary	Since March 2017

Each Trustee oversees the Trust’s four Funds. The principal occupations of the Trustees and Executive Officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

Stephen C. Rogers*	Chief Executive Officer, Shelton Capital Management, 1999 to present.
Kevin T. Kogler	President & Founder of MicroBiz, LLC, 2012 to present; Principal, Robertson Piper Software Group, 2006 to 2012; Senior Vice President, Investment Banking, Friedman, Billings Ramsey, 2003 to 2006.
Marco L. Quazzo	Principal, Bartko Zankel Bunzel & Miller, March 2015-Present; Partner, Barg Coffin Lewis & Trapp LLP (law firm), 2008 to March 2015.
Stephen H. Sutro	Managing Partner, Duane Morris, LLP (law firm) 2014 to present; Partner, Duane Morris LLP (law firm), 2003 to present.
William P. Mock	Portfolio Manager, Shelton Capital Management, 2010 to present.
Gregory T. Pusch	Principal Occupations Past five years: Global Head of Risk & Compliance, Matthews Asia 2015-2016; Head of Legal & Regulatory Compliance / CCO, HarbourVest Partners 2012-2015.

Additional information about the Trustees may be found in the SAI, which is available without charge by calling (800) 955-9988.

*

Trustee deemed to be an “interested person” of the Trust, as defined in the Investment Company Act of 1940. Mr. Rogers is an interested person because he is the CEO of Shelton Capital Management, the Trust’s Advisor and Administrator.

45

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ANNUAL REPORT

December 31, 2020

ICON Consumer Select Fund

ICON Equity Fund
ICON Equity Income Fund

ICON Flexible Bond Fund
ICON Health and Information Technology Fund

ICON Natural Resources and Infrastructure Fund
ICON Utilities and Income Fund

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed on whether the information in this prospectus is adequate or accurate. Any representation to the contrary is a criminal offense. The Funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institution or government entity such as the Federal Deposit Insurance Corporation (“FDIC”). Some funds or classes in this Prospectus may not be available in your state. Please check with your advisor to determine those funds and share classes available for sale in your state. The information contained in this Prospectus relates to all classes of shares of the Funds unless otherwise noted.

Beginning on May 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website at www.sheltoncap.com for the Shelton Emerging Markets Fund and www.iconfunds.com for each other Fund listed above and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call (800) 764-0442 to let the Funds know you wish to continue receiving paper copies of your shareholder reports. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at (800) 764-0442.

Table of Contents	December 31, 2020

Historical Performance and Manager’s Discussion	1
About Your Fund’s Expenses	10
Top Holdings and Sector Breakdown	12
Portfolio of Investments	14
Statements of Assets and Liabilities	21
Statements of Operations	23
Statements of Changes in Net Assets	27
Financial Highlights	35
Notes to Financial Statements	42
Liquidity Risk Management Program Disclosure	52
Report of Independent Registered Public Accounting Firm	53
Additional Information	54
Board of Trustees and Executive Officers	54

Historical Performance and Manager’s Discussion (Unaudited)	December 31, 2020

The ICON funds underwent several changes in 2020. During the summer, the funds converted to the SCM trust and some of the funds were merged to streamline a 17 fund family to 7 funds. One other change is that the ICON Funds fiscal year end switched from September 30 to December 31. As a result, although this report technically covers only the period from October 1, 2020 to December 31, 2020, we thought it might be helpful just for this year to provide in certain instances a more comprehensive perspective about marketplace changes during the past calendar year and their impact on the affected funds.

Equity Market Review, Craig Callahan, DBA, Founder and CEO of ICON Advisers, Inc.:

During the calendar year, stocks, on average, have been priced below ICON Advisers, Inc.’s (“ICON”), estimate of intrinsic value. Accordingly, prices moved higher from December 2019 through February 2020. Then in 23 trading days, the market crashed as investors realized we would have to shut down the economy to contain the outbreak of COVID-19 (“COVID”). Off of the market low on March 23, 2020, the S&P 1500 Index gained 71.8% through December 31, 2020. We believe the rebound is the beginning of a new bull market that could last at least two to three more years.

Sector performance during the rebound in our view is very sensible based on ICON valuation readings. Economically sensitive, cyclical sectors like Materials, Consumer Discretionary, Information Technology and Industrials were leading through December 30, 2020 while defensive, while so called recession proof sectors like Utilities, Consumer Staples and Health Care were lagging. We believe this theme is sustainable.

Fixed Income Market Review, Jerry Paul, CFA, Senior Vice President of Fixed Income at ICON Advisers, Inc.:

Over the 12 month period ended December 31, 2020, the fixed income market was dominated by COVID concerns and Federal Reserve actions. In response to actions taken by the Federal Reserve to overcome the dramatic negative economic impact of the actions taken to stem the spread of COVID interest rates fell to levels not previously seen in the United States.

Subsequent to the July 10 reorganization and through December 31, 2020, the ICON Flexible Bond Fund’s performance continued to recover as credit spreads continued to improve. Also helping performance during the fiscal year ended December 31, 2020, was the price recovery in several securities which had previously been negatively impacted by the crisis.

The US Treasury 10 year yield ranged from a high of 1.94% a year ago to a recent low of 0.50% over the 12 month period ending December 31, 2020 As September 30, 2020, it was trading in the area of 0.75%-0.85%. During the fourth quarter Interest rates have edged upward from 0.61% to 0.91% on the US Treasury 10 year and credit yield spreads have narrowed back to levels prior to COVID. Future government stimulus is expected and has begun to create concern regarding future inflation risks. The Federal Reserve has strongly indicated the intention to keep interest rates lower longer and to accept a higher level of inflation than had previously been indicated. In addition, several members, including Chairman Powell, have expressed the view that additional fiscal response is required to assure economic progress.

The volatility of investment grade and high yield corporate bonds was dramatic surrounding the initial COVID actions to slow the pandemic. Yield spreads (the yield in excess of comparable US Treasuries) rose dramatically driving down the value of credit oriented fixed income assets. Liquidity virtually dried up in these assets for a brief time until the Federal Reserve announced asset purchase plans which for the first time included buying investment grade and high yield corporate bonds. This quickly stabilized these markets and subsequently caused the yield spreads to decline back to near normal.

ICON Fund Review (as of December 31, 2020):

ICON Consumer Select Fund - At the time of the reorganization of three series of ICON Funds into the ICON Consumer Select Fund on June 26, 2020, this fund was repositioned to be overweight Consumer Discretionary, underweight Financials and void Consumer Staples through December 31, 2020. This rebalancing was guided by ICON’s sector and industry valuations, which favored several industries that were showing strong relative strength and momentum off the March 23rd market low. The fund established overweight positions in the homebuilding industry as well as specialty stores and internet retail. The fund sold out of its hotel resorts & cruise lines holdings early in the year, and continued through the rest of the year avoiding exposure

Historical Performance and Manager’s Discussion (Unaudited) (Continued)	December 31, 2020

to some of the sector’s more COVID-19-sensitive industries such as restaurants, leisure facilities, and apparel retail.

In the Financial sector, the fund positioned itself in the large-cap diversified banks and consumer finance. As stock prices moved up towards ICON’s estimate of fair value, short-term interest rates remained low and steady but longer-term rates increased, creating opportunities within the banking industry. In addition, the fund held a few stocks from the Information Technology sector that are related to consumer spending. These data processing companies, which are primarily large credit card providers, displayed strong momentum throughout a year of pandemic driven quarantine, where online spending and credit card debt increased across the country.

ICON Health & Information Technology Fund - Since the reorganization of two series of ICON Funds into the fund on July 10, 2020, this fund is overweight Information Technology and underweight Healthcare through December 31, 2020. As of December 31, the fund is approximately 78% invested in Info Tech and 11% in Health Care, with the remainder of the portfolio in technology-related stocks in Communications Services and Industrials. Coming out of the market lows in March, ICON’s valuation system favored Information Technology over Health Care and the fund was positioned with a strong tilt towards tech to reflect those valuations.

Within the Technology sector, the fund’s largest positions were in the data processing and outsourced services industry. These data processing companies, which are primarily large credit card providers, displayed strong momentum throughout a year of pandemic driven quarantine, where online spending and credit card debt increased across the country. Other areas of concentration within the Technology area were in the application software and systems software industries.

The Health Care portion of the fund was primarily focused in life sciences, biotechnology, and managed health care stocks. Performance within the more technology-based industries proved to be more beneficial to the fund, with the managed care providers and insurers struggling to participate fully in the recovery.

ICON Natural Resources and Infrastructure - Since the reorganization of three series of ICON Funds into the fund on July 10, 2020, this fund was overweight Materials and Industrials and underweight in the Energy sector through September 30, 2020. In the 4th quarter, Energy holdings were increased. During the final quarter, the fund outperformed its benchmark, the S&P 1500, by approximately 5% from Oct. 1, 2020 through December 31, 2020. From October 1 through December 31, 2020 fund holdings in the Energy sector returned 23.9%, fund holdings in the Industrials sector returned 22.44% and fund holdings in the Materials sector returned 13.18%. The three biggest contributors to performance during the fourth quarter were holdings in the paper packaging, specialty chemicals, and industrial machinery industries respectively. The three biggest detractors were gold, silver, and electrical components & equipment industries. Based on ICON’s valuation methodology, the fund can rotate among companies and industries in the Energy, Materials, and Industrial sectors. As of December 31, 2020 our valuations suggest a continued increase in the Energy sector and a decrease in the Materials sector.

ICON Utilities and Income Fund - The fund’s largest industry positions as of December 31, 2020 are electric utilities and multi-utilities. This comes after an overall reduction of these two industries during the second half of the year, as the market recovered from the COVID-related market drop. In response to the market recovery favoring more economically sensitive industries, the fund repositioned into Utilities-related industries from the Communications Services and Industrials sector. These included companies that make products used by Utilities, as well as dividend yielding stocks in the broadcasting industry. In addition, the fund expanded its holdings into Independent power producers and renewable energy, both of which contributed positively to overall sector outperformance. The fund was notably underweight in gas utilities throughout the year, an industry that significantly underperformed in the latter half of the year.

ICON Equity Fund - Based on ICON’s valuation methodology, the fund had a very favorable sector tilt the second half of 2020 which contributed to outperformance over that period. On June 30, 2020, the largest sector weights, in order, were Information Technology, Consumer Discretionary, Financials and Industrials. Their relative weightings remained about the same during the following six months although Financials and Industrials traded places. During the entire second half of 2020, the fund did not own stocks from the following sectors; Real Estate, Utilities, Consumer Staples or Communication Services. In addition, Health Care was only 3.85% of the fund June 30, 2020 but was reduced to zero during the second half of 2020. Also based on ICON’s valuation readings, the fund held minimal cash in an attempt to maximize equity exposure.

ICON Equity Income Fund - The Dow Jones Dividend Index, as a proxy for dividend paying stocks, dropped more than the broad market during the crash of the first quarter and was then more sluggish than the market during the first few months of the rebound. The fund attempted to combat those headwinds with a thematic sector tilt, yet still emphasizing yield. The two largest sector positions during the last two quarters of the year were Financials and Consumer Discretionary. Holdings in diversified, regional, and investment banks provided both dividend income and price appreciation, as the banking industry performed strongly during the market rebound during the latter part of the year. To take advantage of the identified sector leadership of the market recovery, the fund repositioned itself in during the recovery by reducing utilities holdings and increasing dividend-paying stocks in the Information Technology sector. During the fourth quarter of 2020, the fund benefitted from dividend-paying stocks surging and a tightening of credit spreads in the fixed income market. Throughout the year, the fund maintained a 90/10 ratio of equities-to-fixed income.

Flexible Bond Fund - The fund was adversely impacted by the COVID pandemic. Initially the Fund’s credit risk-oriented portfolio experienced downward price pressure resulting from the yield spread widening. During the fourth quarter of 2020, the fund continued to experience recovery from the earlier impact of COVID in the first quarter. In our opinion, a challenge going forward will be maintaining the fund’s yield as yields on investment grade and high yield bonds have declined as yield spreads have declined.

We believe, our event driven, value oriented strategy continues to be successful with an abundance of the closed end fund arbitrage available and many yield to call opportunities. The liquidation of Western Asset Corporate Loan Fund and announcement of a tender offer on Voya Prime Rate Trust were positives for the fund during the 4th quarter of 2020. During the COVID induced crisis, we increased the portfolio’s call protection, primarily with non-callable investment grade preferred stocks. This performed well during the fiscal year ended December 31, 2020, as yield spreads contracted leading to price appreciation. Wells Fargo 7.5% preferred and Bank America 7.25% were big contributors to fund performance in this regard.

Historical Performance (Expressed in U.S. Dollars) (Unaudited)	December 31, 2020

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. Current performance may be lower or higher than the performance data cited. For more recent performance information, visit our website at www.iconfunds.com. Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

INSTITUTIONAL SHARES*

Average Annual Total Returns
for the periods ended 12/31/20

Fund/ Benchmark	One Year	Five Year (Annualized)	Ten Year (Annualized)	Since Inception (Annualized)
ICON Consumer Select Fund	-7.47%	7.36%	6.88%	4.42%
S&P 1500 Financial Sector Index	-1.91%	10.95%	10.75%	5.63%

INVESTOR SHARES*

Average Annual Total Returns
for the periods ended 12/31/20

Fund/ Benchmark	One Year	Five Year (Annualized)	Ten Year (Annualized)	Since Inception (Annualized)
ICON Consumer Select Fund	-7.72%	7.05%	6.55%	7.36%
S&P 1500 Financial Sector Index	-1.91%	10.95%	10.75%	11.64%

*

Performance prior to July 10, 2020 is that of the predecessor fund, the ICON Financials Fund, which was the accounting and performance survivor of the recent reorganization. For more details, see Note 7 of the Financial Statements.

Historical Performance (Expressed in U.S. Dollars) (Unaudited)	December 31, 2020

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. Current performance may be lower or higher than the performance data cited. For more recent performance information, visit our website at www.iconfunds.com. Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

INSTITUTIONAL SHARES*

Average Annual Total Returns
for the periods ended 12/31/20

Fund/ Benchmark	One Year	Five Year (Annualized)	Ten Year (Annualized)	Since Inception (Annualized)
ICON Equity Fund	16.00%	13.43%	10.87%	6.65%
S&P 1500 Sector Index	17.86%	14.94%	13.65%	9.87%

INVESTOR SHARES*

Average Annual Total Returns
for the periods ended 12/31/20

Fund/ Benchmark	One Year	Five Year (Annualized)	Ten Year (Annualized)	Since Inception (Annualized)
ICON Equity Fund	15.69%	13.11%	10.54%	5.43%
S&P 1500 Sector Index	17.86%	14.94%	13.65%	9.94%

*

Performance prior to July 10, 2020 is that of the predecessor fund, the ICON Long/Short Fund, which was the accounting and performance survivor of the recent reorganization. For more details, see Note 7 of the Financial Statements.

Historical Performance (Expressed in U.S. Dollars) (Unaudited)	December 31, 2020

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. Current performance may be lower or higher than the performance data cited. For more recent performance information, visit our website at www.iconfunds.com. Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

INSTITUTIONAL SHARES*

Average Annual Total Returns
for the periods ended 12/31/20

Fund/ Benchmark	One Year	Five Year (Annualized)	Ten Year (Annualized)	Since Inception (Annualized)
ICON Equity Income Fund	3.15%	9.81%	8.98%	7.20%
S&P 1500 Sector Index	17.86%	14.94%	13.65%	10.05%

INVESTOR SHARES*

Average Annual Total Returns
for the periods ended 12/31/20

Fund/ Benchmark	One Year	Five Year (Annualized)	Ten Year (Annualized)	Since Inception (Annualized)
ICON Equity Income Fund	2.89%	9.54%	8.71%	6.26%
S&P 1500 Sector Index	17.86%	14.94%	13.65%	9.94%

*

Performance prior to July 10, 2020 is that of the predecessor fund, the ICON Equity Income Fund, which was the accounting and performance survivor of the recent reorganization. For more details, see Note 7 of the Financial Statements.

Historical Performance (Expressed in U.S. Dollars) (Unaudited)	December 31, 2020

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. Current performance may be lower or higher than the performance data cited. For more recent performance information, visit our website at www.iconfunds.com. Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

INSTITUTIONAL SHARES*

Average Annual Total Returns
for the periods ended 12/31/20

Fund/ Benchmark	One Year	Five Year (Annualized)	Ten Year (Annualized)	Since Inception (Annualized)
ICON Flexible Bond Fund	4.60%	4.75%	3.98%	4.46%
Bloomberg Barclays US Universal Index ex-MBS	8.66%	5.42%	4.54%	N/A**

INVESTOR SHARES*

Average Annual Total Returns
for the periods ended 12/31/20

Fund/ Benchmark	One Year	Five Year (Annualized)	Ten Year (Annualized)	Since Inception (Annualized)
ICON Flexible Bond Fund	4.30%	4.47%	3.71%	3.50%
Bloomberg Barclays US Universal Index ex-MBS	8.66%	5.42%	4.54%	4.27%

*

Performance prior to July 10, 2020 is that of the predecessor fund, the ICON Flexible Bond Fund, which was the accounting and performance survivor of the recent reorganization. For more details, see Note 7 of the Financial Statements.

**	Index did not exist at fund inception.

Historical Performance (Expressed in U.S. Dollars) (Unaudited)	December 31, 2020

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. Current performance may be lower or higher than the performance data cited. For more recent performance information, visit our website at www.iconfunds.com. Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

INSTITUTIONAL SHARES*

Average Annual Total Returns
for the periods ended 12/31/20

Fund/ Benchmark	One Year	Five Year (Annualized)	Ten Year (Annualized)	Since Inception (Annualized)
ICON Health and Information Technology	33.95%	20.65%	16.55%	10.92%
S&P 1500 Technology Sector Index	43.09%	27.36%	20.20%	11.39%

INVESTOR SHARES*

Average Annual Total Returns
for the periods ended 12/31/20

Fund/ Benchmark	One Year	Five Year (Annualized)	Ten Year (Annualized)	Since Inception (Annualized)
ICON Health and Information Technology	33.61%	20.29%	16.15%	16.80%
S&P 1500 Technology Sector Index	43.09%	27.36%	20.20%	20.89%

*

Performance prior to July 10, 2020 is that of the predecessor fund, the ICON Information Technology Fund, which was the accounting and performance survivor of the recent reorganization. For more details, see Note 7 of the Financial Statements.

Historical Performance (Expressed in U.S. Dollars) (Unaudited)	December 31, 2020

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. Current performance may be lower or higher than the performance data cited. For more recent performance information, visit our website at www.iconfunds.com. Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

INSTITUTIONAL SHARES*

Average Annual Total Returns
for the periods ended 12/31/20

Fund/ Benchmark	One Year	Five Year (Annualized)	Ten Year (Annualized)	Since Inception (Annualized)
ICON Natural Resources and Infrastructure Fund	5.53%	9.00%	5.29%	4.89%
S&P 1500 Sector Index	17.86%	14.94%	13.65%	8.85%

INVESTOR SHARES*

Average Annual Total Returns
for the periods ended 12/31/20

Fund/ Benchmark	One Year	Five Year (Annualized)	Ten Year (Annualized)	Since Inception (Annualized)
ICON Natural Resources and Infrastructure Fund	5.21%	8.72%	4.97%	6.38%
S&P 1500 Sector Index	17.86%	14.94%	13.65%	14.48%

*

Performance prior to July 10, 2020 is that of the predecessor fund, the ICON Natural Resources Fund, which was the accounting and performance survivor of the recent organization. For more details, see Note 7 of the Financial Statements.

Historical Performance (Expressed in U.S. Dollars) (Unaudited)	December 31, 2020

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. Current performance may be lower or higher than the performance data cited. For more recent performance information, visit our website at www.iconfunds.com. Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

INSTITUTIONAL SHARES*

Average Annual Total Returns
for the periods ended 12/31/20

Fund/ Benchmark	One Year	Five Year (Annualized)	Ten Year (Annualized)	Since Inception (Annualized)
ICON Utilities and Income Fund	2.05%	11.38%	10.16%	8.47%
S&P 1500 Utilities Sector Index	-0.90%	11.32%	11.27%	8.54%

INVESTOR SHARES*

Average Annual Total Returns
for the periods ended 12/31/20

Fund/ Benchmark	One Year	Five Year (Annualized)	Ten Year (Annualized)	Since Inception (Annualized)
ICON Utilities and Income Fund	1.73%	11.09%	9.82%	9.93%
S&P 1500 Utilities Sector Index	-0.90%	11.32%	11.27%	11.20%

*

Performance prior to July 10, 2020 is that of the predecessor fund, the ICON Utilities Fund, which was the accounting and performance survivor of the recent reorganizations. For more details see Note 7 of the Financial Statements.

About Your Fund’s Expenses (Unaudited)	December 31, 2020

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution fees and other Fund expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional cost, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period.

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period*	Net Annual Expense Ratio
ICON Consumer Select Fund
Institutional Shares
Based on Actual Fund Return	$ 1,000	$ 1,244	$ 7.47	1.32%
Based on Hypothetical 5% Return before expenses	$ 1,000	$ 1,018	$ 6.71	1.32%
Investor Shares
Based on Actual Fund Return	$ 1,000	$ 1,244	$ 8.88	1.57%
Based on Hypothetical 5% Return before expenses	$ 1,000	$ 1,017	$ 7.98	1.57%

ICON Equity Fund
Institutional Shares
Based on Actual Fund Return	$ 1,000	$ 1,320	$ 6.43	1.10%
Based on Hypothetical 5% Return before expenses	$ 1,000	$ 1,019	$ 5.60	1.10%
Investor Shares
Based on Actual Fund Return	$ 1,000	$ 1,319	$ 7.89	1.35%
Based on Hypothetical 5% Return before expenses	$ 1,000	$ 1,018	$ 6.87	1.35%

ICON Equity Income Fund
Institutional Shares
Based on Actual Fund Return	$ 1,000	$ 1,277	$ 5.74	1.00%
Based on Hypothetical 5% Return before expenses	$ 1,000	$ 1,020	$ 5.09	1.00%
Investor Shares
Based on Actual Fund Return	$ 1,000	$ 1,275	$ 7.17	1.25%
Based on Hypothetical 5% Return before expenses	$ 1,000	$ 1,019	$ 6.36	1.25%

ICON Flexible Bond Fund
Institutional Shares
Based on Actual Fund Return	$ 1,000	$ 1,075	$ 3.97	0.76%
Based on Hypothetical 5% Return before expenses	$ 1,000	$ 1,021	$ 3.87	0.76%
Investor Shares
Based on Actual Fund Return	$ 1,000	$ 1,072	$ 5.27	1.01%
Based on Hypothetical 5% Return before expenses	$ 1,000	$ 1,020	$ 5.14	1.01%

*

Expenses are equal to the Fund’s annualized expense ratio listed in the “Net Annual Expense Ratio” column, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

About Your Fund’s Expenses (Unaudited) (Continued)	December 31, 2020

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period*	Net Annual Expense Ratio
ICON Health and Information Technology Fund
Institutional Shares
Based on Actual Fund Return	$ 1,000	$ 1,279	$ 7.41	1.29%
Based on Hypothetical 5% Return before expenses	$ 1,000	$ 1,018	$ 6.56	1.29%
Investor Shares
Based on Actual Fund Return	$ 1,000	$ 1,277	$ 8.84	1.54%
Based on Hypothetical 5% Return before expenses	$ 1,000	$ 1,017	$ 7.83	1.54%
ICON Natural Resources and Infrastructure Fund
Institutional Shares
Based on Actual Fund Return	$ 1,000	$ 1,175	$ 7.40	1.35%
Based on Hypothetical 5% Return before expenses	$ 1,000	$ 1,018	$ 6.87	1.35%
Investor Shares
Based on Actual Fund Return	$ 1,000	$ 1,294	$ 9.25	1.60%
Based on Hypothetical 5% Return before expenses	$ 1,000	$ 1,017	$ 8.13	1.60%

ICON Utilities and Income Fund
Institutional Shares
Based on Actual Fund Return	$ 1,000	$ 1,175	$ 6.74	1.23%
Based on Hypothetical 5% Return before expenses	$ 1,000	$ 1,019	$ 6.26	1.23%
Investor Shares
Based on Actual Fund Return	$ 1,000	$ 1,173	$ 8.11	1.48%
Based on Hypothetical 5% Return before expenses	$ 1,000	$ 1,017	$ 7.53	1.48%

*

Expenses are equal to the Fund’s annualized expense ratio listed in the “Net Annual Expense Ratio” column, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Top Holdings and Sector Breakdown (Unaudited)	December 31, 2020

ICON Consumer Select Fund

Security		Market Value	Percentage of Total Investment
1	NIKE Inc	$2,928,429	5.3%
2	Five Below Inc	2,694,692	4.8%
3	Mastercard Inc	2,677,050	4.8%
4	Global Payments Inc	2,671,208	4.8%
5	Monarch Casino & Resort Inc	2,589,606	4.7%
6	Amazon.com Inc	2,452,468	4.4%
7	Green Brick Partners Inc	2,433,944	4.4%
8	Ulta Beauty Inc	2,325,996	4.2%
9	Ally Financial Inc	2,218,052	4.0%
10	Lululemon Athletica Inc	2,192,589	3.9%

ICON Equity Fund

Security		Market Value	Percentage of Total Investment
1	Skyworks Solutions Inc	$5,038,313	7.2%
2	EPAM Systems Inc	4,264,365	6.1%
3	Mastercard Inc	4,150,855	5.9%
4	Global Payments Inc	4,063,252	5.8%
5	Ebix Inc	4,024,820	5.7%
6	NIKE Inc	3,805,543	5.4%
7	Chart Industries Inc	3,133,214	4.5%
8	Adobe Inc	2,700,648	3.8%
9	NXP Semiconductors NV	2,051,229	2.9%
10	Magna International Inc	1,996,560	2.8%

ICON Equity Income Fund

Security		Market Value	Percentage of Total Investment
1	QUALCOMM Inc	$4,874,880	5.9%
2	Lincoln National Corp	3,561,948	4.3%
3	Bristol-Myers Squibb Co	3,231,763	3.9%
4	ViacomCBS Inc	3,133,566	3.8%
5	Rent-A-Center Inc	3,101,490	3.8%
6	JPMorgan Chase & Co	3,094,536	3.8%
7	Cummins Inc	2,975,010	3.6%
8	MDC Holdings Inc	2,779,920	3.4%
9	Genuine Parts Co	2,601,137	3.2%
10	VF Corp	2,562,300	3.1%

ICON Flexible Bond Fund

Security		Market Value	Percentage of Total Investment
1	Argo Group US Inc, 6.500%	$9,454,652	6.8%
2	Delta Air Lines 2007-1 Class A Pass Through Trust, 6.821%, 8/10/2022	8,534,219	6.2%
3	Principal Financial Group Inc, 3M US LIBOR + 3.044%, 5/15/2055	6,825,599	4.9%
4	Fifth Third Bancorp, 3M US LIBOR + 3.129%	6,415,689	4.6%
5	JPMorgan Chase & Co, 3M US LIBOR + 3.470%	6,403,874	4.6%
6	PacifiCorp, 8.069%, 9/9/2022	4,099,648	3.0%
7	Foot Locker Inc, 8.500%, 1/15/2022	3,989,063	2.9%
8	Wells Fargo & Co, 7.500%	3,632,335	2.6%
9	The Walt Disney Co, 7.750%, 2/1/2024	3,602,476	2.6%
10	Aker BP ASA, 5.875%, 3/31/2025	3,497,228	2.5%

Top Holdings and Sector Breakdown (Unaudited) (Continued)	December 31, 2020

ICON Health and Information Technology Fund

Security		Market Value	Percentage of Total Investment
1	Apple Inc	$8,558,505	6.7%
2	Microsoft Corp	8,073,846	6.3%
3	Global Payments Inc	6,504,176	5.1%
4	II-VI Inc	6,069,204	4.8%
5	UnitedHealth Group Inc	5,575,812	4.4%
6	EPAM Systems Inc	5,518,590	4.3%
7	Euronet Worldwide Inc	5,477,976	4.3%
8	Extreme Networks Inc	5,415,933	4.2%
9	Ebix Inc	5,410,725	4.2%
10	Autodesk Inc	5,343,450	4.2%

ICON Natural Resources and Infrastructure Fund

Security		Market Value	Percentage of Total Investment
1	Avery Dennison Corp	$6,979,950	6.4%
3	Packaging Corp of America	6,068,040	5.5%
4	International Paper Co	5,469,200	5.0%
5	Exxon Mobil Corp	4,699,080	4.3%
6	Direxion Daily Energy Bull 2X Shares	4,534,600	4.1%
7	Masco Corp	4,119,750	3.8%
8	MasTec Inc	3,640,471	3.3%
9	Union Pacific Corp	3,456,452	3.2%
10	QEP Resources Inc	3,210,860	2.9%
11	Trane Technologies PLC	3,193,520	2.9%

ICON Utilities and Income Fund

Security		Market Value	Percentage of Total Investment
1	Xcel Energy Inc	$2,386,785	7.9%
2	MDU Resources Group Inc	2,238,900	7.4%
3	Atlantica Sustainable Infrastructure PLC	2,202,840	7.2%
4	Duke Energy Corp	2,096,724	6.9%
5	Sempra Energy	2,038,560	6.7%
6	Ameren Corp	1,951,500	6.4%
7	ViacomCBS Inc	1,818,288	6.0%
8	American Electric Power Co Inc	1,515,514	5.0%
9	Evergy Inc	1,498,770	4.9%
10	OGE Energy Corp	1,414,584	4.7%

ICON Consumer Select Fund Portfolio of Investments December 31, 2020

Security Description	Shares	Value
Common Stock (100.12%)

Communications (10.33%)
Alphabet Inc*	900	$1,576,692
Amazon.com Inc*	753	2,452,468
Comcast Corp	11,900	623,560
eBay Inc	21,700	1,090,425
Total Communications		5,743,145

Consumer, Cyclical (43.10%)
Brunswick Corp	22,500	1,715,400
Dorman Products Inc*	15,600	1,354,392
Five Below Inc*	15,400	2,694,692
Green Brick Partners Inc*	106,008	2,433,944
LGI Homes Inc*	10,200	1,079,670
LKQ Corp*	50,700	1,786,668
Lululemon Athletica Inc*	6,300	2,192,589
Monarch Casino & Resort Inc*	42,300	2,589,606
NIKE Inc	20,700	2,928,429
PulteGroup Inc	46,900	2,022,328
Ulta Beauty Inc*	8,100	2,325,996
VF Corp	9,700	828,477
Total Consumer, Cyclical		23,952,191

Consumer, Non-Cyclical (4.81%)
Global Payments Inc	12,400	2,671,208

Financial (41.89%)
Ally Financial Inc	62,200	2,218,052
American Express Co	16,100	1,946,651
Assurant Inc	8,700	1,185,114
Athene Holding Ltd*	39,000	1,682,460
Bank of America Corp	70,800	2,145,948
Equitable Holdings Inc	64,200	1,642,878
The Goldman Sachs Group Inc	8,100	2,136,051
JPMorgan Chase & Co	16,000	2,033,120
Marsh & McLennan Cos Inc	4,700	549,900
Mastercard Inc	7,500	2,677,050
Morgan Stanley	15,300	1,048,509
Visa Inc	8,500	1,859,205
Voya Financial Inc	36,600	2,152,446
Total Financial		23,277,384

Total Common Stock (Cost $41,024,638)		55,643,928

Total Investments (Cost $41,024,638)(a) (100.12%)		55,643,928
Liabilities in Excess of Other Assets (-0.12%)		(69,138)
Net Assets (100.00%)		$55,574,790

*	Non-income producing security.

(a)	Aggregate cost for federal income tax purpose is $41,026,329.

At December 31, 2020, unrealized appreciation/(depreciation) of securities for federal income tax purposes is as follows:

Unrealized appreciation	$14,701,653
Unrealized depreciation	(84,054)
Net unrealized appreciation	$14,617,599

ICON Equity Fund Portfolio of Investments December 31, 2020

Security Description	Shares	Value
Common Stock (97.03%)

Basic Materials (0.81%)
The Chemours Co	23,000	$570,170

Communications (3.70%)
Extreme Networks Inc*	261,700	1,803,113
Perficient Inc*	16,700	795,755
Total Communications		2,598,868

Consumer, Cyclical (22.75%)
Brunswick Corp	25,000	1,906,000
Five Below Inc*	9,900	1,732,302
The Home Depot Inc	3,800	1,009,356
KB Home	24,800	831,296
LGI Homes Inc*	13,700	1,450,145
Magna International Inc	28,200	1,996,560
Monarch Casino & Resort Inc*	31,100	1,903,942
NIKE Inc	26,900	3,805,543
Ulta Beauty Inc*	4,700	1,349,652
Total Consumer, Cyclical		15,984,796

Consumer, Non-Cyclical (9.43%)
Euronet Worldwide Inc*	13,350	1,934,682
Global Payments Inc	18,862	4,063,252
United Rentals Inc*	2,700	626,157
Total Consumer, Non-Cyclical		6,624,091

Energy (3.84%)
Baker Hughes Co	69,300	1,444,905
Diamondback Energy Inc	25,900	1,253,560
Total Energy		2,698,465

Financial (14.37%)
Athene Holding Ltd*	29,700	1,281,258
Bank of America Corp	47,488	1,439,361
JPMorgan Chase & Co	11,300	1,435,891
Mastercard Inc	11,629	4,150,855
Voya Financial Inc	30,500	1,793,705
Total Financial		10,101,070

Industrial (13.34%)
Alamo Group Inc	10,000	1,379,500
Armstrong World Industries Inc	18,000	1,339,020
CSX Corp	12,700	1,152,525
Chart Industries Inc*	26,600	3,133,214
Kansas City Southern	5,300	1,081,889
L3Harris Technologies Inc	6,800	1,285,336
Total Industrial		9,371,484

See accompanying notes to financial statements.

ICON Equity Fund Portfolio of Investments December 31, 2020

Security Description	Shares	Value
Technology (28.79%)
Adobe Inc*	5,400	$2,700,648
Ebix Inc	106,000	4,024,820
EPAM Systems Inc*	11,900	4,264,365
Microsoft Corp	6,400	1,423,488
Qorvo Inc*	4,400	731,588
Skyworks Solutions Inc	32,956	5,038,313
NXP Semiconductors NV	12,900	2,051,229
Total Technology		20,234,451

Total Common Stock (Cost $41,269,269)		68,183,395

Funds (3.16%)

Exchange-Traded Funds (3.05%)
Direxion Daily Small Cap Bull 3X Shares#	12,600	835,632
Direxion Daily S&P 500 Bull 3X#	18,094	1,307,292
Total Exchange-Traded Funds		2,142,924

Money Market Funds (0.11%)
First American Government Obligations Fund	77,483	77,483

Total Funds (Cost $1,261,151)		2,220,407
Collateral received for securities on loan (2.76%)
First American Government Obligations Fund - Class X (Cost $1,941,425)	1,941,425	$1,941,425

Total Investments (Cost $44,471,845)(a) (102.95%)		72,345,227
Liabilities in Excess of Other Assets (-2.95%)		(2,073,586)
Net Assets (100.00%)		$70,271,641

*	Non-income producing security.

#	Loaned security; a portion of the security is on loan at December 31, 2020.

(a)	Aggregate cost for federal income tax purpose is $44,495,016.

At December 31, 2020, unrealized appreciation/(depreciation) of securities for federal income tax purposes is as follows:

Unrealized appreciation	$27,954,067
Unrealized depreciation	(103,856)
Net unrealized appreciation	$27,850,211

ICON Equity Income Fund Portfolio of Investments December 31, 2020

Security Description	Shares	Value
Common Stock (94.80%)

Basic Materials (7.15%)
Eastman Chemical Co	21,100	$2,115,908
International Paper Co	49,100	2,441,252
Neenah Inc	24,000	1,327,680
Total Basic Materials		5,884,840

Communications (7.86%)
Juniper Networks Inc	104,700	2,356,797
Nexstar Media Group Inc	8,800	960,872
ViacomCBS Inc	84,100	3,133,566
Total Consumer, Cyclical		6,451,235

Consumer, Cyclical (18.61%)
Cummins Inc	13,100	2,975,010
Genuine Parts Co	25,900	2,601,137
Leggett & Platt Inc	45,400	2,011,220
MDC Holdings Inc	57,200	2,779,920
VF Corp	30,000	2,562,300
Whirlpool Corp	13,000	2,346,370
Total Consumer, Cyclical		15,275,957

Consumer, Non-Cyclical (17.26%)
AbbVie Inc	22,561	2,417,411
Altria Group Inc	25,700	1,053,700
Bristol-Myers Squibb Co	52,100	3,231,763
Conagra Brands Inc	31,900	1,156,694
Philip Morris International Inc	15,000	1,241,850
Rent-A-Center Inc	81,000	3,101,490
UnitedHealth Group Inc	5,600	1,963,808
Total Consumer, Non-Cyclical		14,166,716
Financial (20.23%)
Bank of America Corp	65,500	1,985,305
Fifth Third Bancorp	49,500	1,364,715
JPMorgan Chase & Co	24,353	3,094,536
Lincoln National Corp	70,800	3,561,948
Morgan Stanley	36,400	2,494,492
Prudential Financial Inc	31,500	2,459,205
US Bancorp	12,800	596,352
Webster Financial Corp	24,900	1,049,535
Total Financial		16,606,088

Industrial (10.00%)
Hubbell Inc	16,200	2,539,998
Lockheed Martin Corp	6,800	2,413,864
Packaging Corp of America	12,700	1,751,457
Union Pacific Corp	7,229	1,505,222
Total Industrial		8,210,541

Technology (10.47%)
International Business Machines Corp	5,900	742,692
NetApp Inc	11,500	761,760
QUALCOMM Inc	32,000	4,874,880
Texas Instruments Inc	13,500	2,215,755
Total Technology		8,595,087

Utilities (3.22%)
Evergy Inc	14,500	804,895
Otter Tail Corp	43,100	1,836,491
Total Utilities		2,641,386

Total Common Stock (Cost $65,401,098)		77,831,850

See accompanying notes to financial statements.

ICON Equity Income Fund Portfolio of Investments December 31, 2020

Security Description	Shares	Value
Preferred Stock (0.63%)

Financial (0.63%)
Annaly Capital Management Inc, 6.950%	4,000	$101,000
Argo Group US Inc, 6.500%#	16,207	413,603
Total Financial		514,603

Total Preferred Stock (Cost $508,793)		514,603

	Par Value
Corporate Debt (3.42%)

Basic Materials (0.23%)
CVR Partners LP / CVR Nitrogen Finance Corp, 9.250%, 6/15/2023 (144A)	$200,000	200,208

Consumer, Cyclical (0.85%)
Foot Locker Inc, 8.500%, 1/15/2022	650,000	691,437

Consumer, Non-Cyclical (0.40%)
Conagra Brands Inc, 7.125%, 10/1/2026	175,000	224,350
Bausch Health Cos Inc, 7.000%, 3/15/2024 (144A)	100,000	102,875
Total Consumer, Non-Cyclical		327,225

Energy (0.13%)
Aker BP ASA, 5.875%, 3/31/2025 (144A)	100,000	103,591

Financial (1.22%)
Avation Capital SA, 6.500%, 5/15/2021 (144A)	300,000	219,000
Global Atlantic Finance Co, 8.625%, 4/15/2021 (144A)	100,000	101,682
JPMorgan Chase & Co, 3M US LIBOR + 3.470%(a),(b)	170,000	169,652
Principal Financial Group Inc, 3M US LIBOR + 3.044%, 5/15/2055(b)	250,000	240,000
Prudential Financial Inc, 5.875%, 9/15/2042	250,000	268,286
Total Financial		998,620

Industrial (0.59%)
TransDigm Inc, 6.500%, 7/15/2024	200,000	203,544
USG Corp, 5.500%, 3/1/2025 (144A)	275,000	281,531
Total Industrial		485,075

Total Corporate Debt (Cost $2,841,295)		2,806,156

Security Description	Shares
Funds (1.37%)

Mutual Funds (1.28%)
First Trust Aberdeen Global Opportunity Income Fund	34,839	367,551
Nuveen New York Municipal Value Fund 2	26,391	391,379
Pioneer Diversified High Income Trust	19,979	290,695
Total Mutual Funds		1,049,625

Money Market Funds (0.09%)
First American Government Obligations Fund	63,374	63,374
Total Funds (Cost $1,124,764)		1,112,999

Collateral received for securities on loan (0.26%)
First American Government Obligations Fund - Class X (Cost $215,250)	215,250	215,250

Total Investments (Cost $70,091,200)(c) (100.47%)		82,480,858
Liabilities in Excess of Other Assets (-0.47%)		(383,505)
Net Assets (100.00%)		$82,097,353

#	Loaned security; a portion of the security is on loan at December 31, 2020.

(144A) Security was purchased pursuant to Rule 144A or Section 4(a)(2) under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. As of December 31, 2020, these securities had a total aggregate market value of $1,008,887, which represented approximately 1.23% of net assets.

(a)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

(b)

Floating or variable rate security. The reference rate is described above. The rate in effect as of December 31, 2020 is based on the reference rate plus the displayed spread as of the security’s last reset date.

(c)	Aggregate cost for federal income tax purpose is $70,270,545.

At December 31, 2020, unrealized appreciation/(depreciation) of securities for federal income tax purposes is as follows:

Unrealized appreciation	$14,023,580
Unrealized depreciation	(1,813,267)
Net unrealized appreciation	$12,210,313

See accompanying notes to financial statements.

ICON Flexible Bond Fund Portfolio of Investments December 31, 2020

Security Description	Shares	Value
Common Stock (0.30%)

Communications (0.30%)
AT&T Inc (Cost $427,582)	15,000	$431,400

Corporate Debt (70.45%)

Basic Materials (1.77%)
CVR Partners LP / CVR Nitrogen Finance Corp, 9.250%, 6/15/2023 (144A)	2,500,000	2,502,600

Communications (5.60%)
Cincinnati Bell Telephone Co LLC, 6.300%, 12/1/2028	1,500,000	1,597,500
Expedia Group Inc, 7.000%, 5/1/2025 (144A)	2,500,000	2,755,529
The Walt Disney Co, 7.750%, 2/1/2024	3,000,000	3,602,476
Total Communications		7,955,505

Consumer, Cyclical (14.71%)
Century Communities Inc, 5.875%, 7/15/2025	1,655,000	1,721,200
Cooper-Standard Automotive Inc, 13.000%, 6/1/2024 (144A)	500,000	584,999
Delta Air Lines 2007-1 Class A Pass Through Trust, 6.821%, 8/10/2022	8,331,265	8,534,219
Foot Locker Inc, 8.500%, 1/15/2022	3,750,000	3,989,063
Meritor Inc, 6.250%, 2/15/2024	471,000	480,665
Nexteer Automotive Group Ltd, 5.875%, 11/15/2021 (144A)	200,000	200,231
UAL 2007-1 Pass Through Trust, 6.636%, 7/2/2022	1,773,977	1,809,776
United Airlines 2013-1 Class B Pass Through Trust, 5.375%, 8/15/2021	1,012,146	1,019,992
United Airlines 2014-1 Class B Pass Through Trust, 4.750%, 4/11/2022	2,502,144	2,511,912
Total Consumer, Cyclical		20,852,057

Consumer, Non-Cyclical (6.52%)
Bausch Health Cos Inc, 7.000%, 3/15/2024 (144A)	500,000	514,375
Conagra Brands Inc, 7.125%, 10/1/2026	1,150,000	1,474,300
Cooke Omega Investments Inc / Alpha VesselCo Holdings Inc, 8.500%, 12/15/2022 (144A)	3,000,000	3,082,500
The Nielsen Co Luxembourg SARL, 5.500%, 10/1/2021	120,000	120,300
Simmons Foods Inc, 7.750%, 1/15/2024	1,000,000	1,041,250
Spectrum Brands Inc, 5.750%, 7/15/2025	1,500,000	1,548,900
WW International Inc, 8.625%, 12/1/2025 (144A)	1,400,000	1,457,400
Total Consumer, Non-Cyclical		9,239,025

Energy (7.25%)
Aker BP ASA, 5.875%, 3/31/2025 (144A)	3,376,000	3,497,228
Diamondback Energy Inc, 5.375%, 5/31/2025	1,350,000	1,405,372
MPLX LP, 5.250%, 1/15/2025	1,000,000	1,026,250
Marathon Petroleum Corp, 3.625%, 9/15/2024	2,000,000	2,182,578
Noble Energy Inc, 3.250%, 10/15/2029	1,000,000	1,148,846
Occidental Petroleum Corp, 7.150%, 5/15/2028	1,000,000	1,013,750
Total Energy		10,274,024
Financial (24.64%)
Avation Capital SA, 6.500%, 5/15/2021 (144A)	1,050,000	766,500
BAC Capital Trust XIV, 4.000%, 3M US LIBOR (floor 4.000%) + 0.400%(a),(b)	1,500,000	1,490,625
Credit Acceptance Corp, 6.625%, 3/15/2026	1,500,000	1,597,500
Fidelity & Guaranty Life Holdings Inc, 5.500%, 5/1/2025 (144A)	1,000,000	1,167,000
Fifth Third Bancorp, 3M US LIBOR + 3.129%#,(a),(b)	6,718,000	6,415,689
Global Atlantic Fin Co, 8.625%, 4/15/2021 (144A)	1,500,000	1,525,235
GLP Capital LP / GLP Financing II Inc, 5.250%, 6/1/2025	2,000,000	2,250,160
Icahn Enterprises LP / Icahn Enterprises Finance Corp, 6.750%, 2/1/2024	500,000	508,490
JPMorgan Chase & Co, 3M US LIBOR + 3.470%(a),(b)	6,417,000	6,403,874
Principal Financial Group Inc, 3M US LIBOR + 3.044%, 5/15/2055(b)	7,110,000	6,825,599
Prudential Financial Inc, 5.875%, 9/15/2042	2,800,000	3,004,800
QBE Capital Funding III Ltd, 7.250%, 5/24/2041 (144A)#	1,795,000	1,831,798
Tyco International Finance SA, 3.900%, 2/14/2026	1,100,000	1,144,653
Total Financial		34,931,923

Industrial (3.99%)
Fluor Corp, 3.500%, 12/15/2024	2,000,000	1,975,240
TransDigm Inc, 6.500%, 7/15/2024	600,000	610,630
USG Corp, 5.500%, 3/1/2025 (144A)	3,000,000	3,071,250
Total Industrial		5,657,120

Technology (1.00%)
Dell International LLC / EMC Corp, 7.125%, 6/15/2024 (144A)	1,352,000	1,402,193

Utilities (4.97%)
PacifiCorp, 8.069%, 9/9/2022	3,685,000	4,099,648
Vistra Operations Co LLC, 5.500%, 9/1/2026 (144A)	1,350,000	1,406,970
Vistra Operations Co LLC, 5.000%, 7/31/2027 (144A)	1,460,000	1,547,600
Total Utilities		7,054,218

Total Corporate Debt (Cost $98,550,869)		99,868,667

Asset Backed Securities (1.97%)
SMB Private Education Loan Trust 2014-A, 4.500%, 9/15/2045 (144A) (Cost $2,900,532)	3,000,000	2,787,835

Preferred Stock (13.95%)
Annaly Capital Management Inc, 6.950%	5,941	150,010
Argo Group US Inc, 6.500%	370,480	9,454,652
Bank of America Corp, 7.250%	1,947	2,956,675
Capital One Financial Corp, 5.000%	3,040	80,834
Equity Commonwealth, 6.500%	73,051	2,182,764
JPMorgan Chase & Co, 5.750%	5,723	160,816
The PNC Financial Services Group Inc, 6.125%	24,792	663,930
US Bancorp, 3.750%#	19,690	496,779

See accompanying notes to financial statements.

ICON Flexible Bond Fund Portfolio of Investments December 31, 2020

Security Description	Shares	Value
Wells Fargo & Co, 7.500%	2,393	$3,632,335
Total Preferred Stock (Cost $18,545,137)		19,778,795

Funds (10.90%)

Mutual Funds (9.54%)
Eaton Vance Senior Income Trust	163,761	1,041,520
Eaton Vance Floating-Rate Income Trust#	171,188	2,252,834
Eaton Vance Floating-Rate Income Plus Fund	162,402	2,525,351
First Trust Aberdeen Global Opportunity Income Fund	170,157	1,795,156
Invesco Dynamic Credit Opportunities Fund	700	7,518
Nuveen New York Municipal Value Fund 2	39,255	582,152
Nuveen Floating Rate Income Fund/Closed-end Fund	14,000	122,360
Pioneer Diversified High Income Trust	166,920	2,428,686
Voya Prime Rate Trust	616,893	2,757,512
Total Mutual Funds		13,513,089

Money Market Funds (1.36%)
First American Government Obligations Fund	1,921,597	1,921,597
Total Funds (Cost $15,339,586)		15,434,686

Collateral received for securities on loan (2.00%)
First American Government Obligations Fund - Class X (Cost $2,834,947)	2,834,947	$2,834,947

Total Investments (Cost $138,598,653)(c) (99.56%)		141,136,328
Other Net Assets (0.44%)		624,236
Net Assets (100.00%)		$141,760,564

#	Loaned security; a portion of the security is on loan at December 31, 2020.

(144A) Security was purchased pursuant to Rule 144A or Section 4(a)(2) under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. As of December 31, 2020, these securities had a total aggregate market value of $30,101,243, which represented approximately 21.23% of net assets.

(a)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

(b)

Floating or variable rate security. The reference rate is described above. The rate in effect as of December 31, 2020 is based on the reference rate plus the displayed spread as of the security’s last reset date.

(c)	Aggregate cost for federal income tax purpose is $138,623,521.

At December 31, 2020, unrealized appreciation/(depreciation) of securities for federal income tax purposes is as follows:

Unrealized appreciation	$3,607,095
Unrealized depreciation	(1,094,288)
Net unrealized appreciation	$2,512,807

ICON Health and Information Technology Fund Portfolio of Investments December 31, 2020

Security Description	Shares	Value
Common Stock (99.54%)

Basic Materials (2.90%)
Rogers Corp*	24,000	$3,726,960

Communications (11.86%)
Alphabet Inc*	1,500	2,627,820
Amazon.com Inc*	1,000	3,256,930
Extreme Networks Inc*	786,057	5,415,933
Perficient Inc*	81,900	3,902,535
Total Communications		15,203,218

Consumer, Non-Cyclical (24.30%)
AbbVie Inc	35,965	3,853,650
Anthem Inc	9,100	2,921,919
Automatic Data Processing Inc	12,700	2,237,740
Booz Allen Hamilton Holding Corp	31,000	2,702,580
Euronet Worldwide Inc*	37,800	5,477,976
Global Payments Inc	30,193	6,504,176
IQVIA Holdings Inc*	10,538	1,888,093
UnitedHealth Group Inc	15,900	5,575,812
Total Consumer, Non-Cyclical		31,161,946

Energy (1.88%)
Thermon Group Holdings Inc*	153,600	2,400,768

Financial (7.14%)
Mastercard Inc	14,900	5,318,406
Visa Inc	17,580	3,845,273
Total Financial		9,163,679

Industrial (11.27%)
EnerSys	29,300	2,433,658
II-VI Inc*	79,900	6,069,204
Jabil Inc	52,400	2,228,572
Sensata Technologies Holding PLC*	49,900	2,631,726
TE Connectivity Ltd	9,000	1,089,630
Total Industrial		14,452,790

Technology (40.19%)
Adobe Inc*	9,900	4,951,188
Apple Inc	64,500	8,558,505
Autodesk Inc*	17,500	5,343,450
Ebix Inc	142,500	5,410,725
EPAM Systems Inc*	15,400	5,518,590
Genpact Ltd	14,900	616,264
Microsoft Corp	36,300	8,073,846
NXP Semiconductors NV	27,687	4,402,510
Qorvo Inc*	21,900	3,641,313
Skyworks Solutions Inc	33,010	5,046,569
Total Technology		51,562,960

Total Common Stock (Cost $79,479,302)		127,672,321

See accompanying notes to financial statements.

ICON Health and Information Technology Fund Portfolio of Investments December 31, 2020

Security Description	Shares	Value
Total Investments (Cost $79,479,302)(a) (99.54%)		$127,672,321
Other Net Assets (0.46%)		584,245
Net Assets (100.00%)		$128,256,566

*	Non-income producing security.

(a)	Aggregate cost for federal income tax purpose is $79,479,302.

At December 31, 2020, unrealized appreciation/(depreciation) of securities for federal income tax purposes is as follows:

Unrealized appreciation	$48,400,272
Unrealized depreciation	(207,253)
Net unrealized appreciation	$48,193,019

ICON Natural Resources and Infrastructure Fund Portfolio of Investments December 31, 2020

Security Description	Shares	Value
Common Stock (93.44%)

Basic Materials (15.90%)
Celanese Corp	13,000	$1,689,220
The Chemours Co	106,000	2,627,740
Huntsman Corp	86,700	2,179,638
International Paper Co	110,000	5,469,200
Quaker Chemical Corp	6,500	1,647,035
RPM International Inc	18,000	1,634,040
The Sherwin-Williams Co	3,000	2,204,730
Total Basic Materials		17,451,603

Consumer, Cyclical (5.07%)
Cummins Inc	2,750	624,525
Fastenal Co	47,000	2,295,010
WW Grainger Inc	6,500	2,654,210
Total Consumer, Cyclical		5,573,745

Consumer, Non-Cyclical (7.09%)
Avery Dennison Corp	45,000	6,979,950
Herc Holdings Inc*	3,900	258,999
United Rentals Inc*	2,400	556,584
Total Consumer, Non-Cyclical		7,795,533

Energy (19.47%)
Atlantica Sustainable Infrastructure PLC	70,000	2,658,600
Baker Hughes Co	100,000	2,085,000
Diamondback Energy Inc	53,000	2,565,200
Exxon Mobil Corp	114,000	4,699,080
ONEOK Inc	30,000	1,151,400
Phillips 66	16,000	1,119,040
QEP Resources Inc	1,343,456	3,210,860
TechnipFMC PLC	256,000	2,406,400
The Williams Cos Inc	75,000	1,503,750
Total Energy		21,399,330

Financial (0.52%)
Air Lease Corp	12,906	573,285

Industrial (44.36%)
Altra Industrial Motion Corp	4,100	227,263
Armstrong World Industries Inc	30,000	2,231,700
Chart Industries Inc*	53,100	6,254,649
CSX Corp	9,750	884,813
Eagle Materials Inc	26,100	2,645,235
EMCOR Group Inc	18,300	1,673,718
EnerSys	13,000	1,079,780
Jacobs Engineering Group Inc	3,400	370,464
Louisiana-Pacific Corp	47,000	1,746,990
Martin Marietta Materials Inc	10,700	3,038,479
Masco Corp	75,000	4,119,750
MasTec Inc*	53,395	3,640,471
Old Dominion Freight Line Inc	11,500	2,244,569
Packaging Corp of America	44,000	6,068,040
Saia Inc*	16,500	2,983,200
Sealed Air Corp	32,000	1,465,280
Trane Technologies PLC	22,000	3,193,520
Union Pacific Corp	16,600	3,456,452
United Parcel Service Inc	8,500	1,431,400
Total Industrial		48,755,773

Utilities (1.03%)
NRG Energy Inc	30,000	1,126,500
Total Utilities		1,126,500

Total Common Stock (Cost $79,798,083)		102,675,769

Funds (6.31%)

Exchange-Traded Funds (6.04%)
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares#	55,000	2,099,350
Direxion Daily Energy Bull 2X Shares#	316,000	4,534,600
Total Exchange-Traded Funds		6,633,950

Money Market Funds (0.27%)
First American Government Obligations Fund	284,382	284,382

Total Funds (Cost $7,686,620)		6,918,332

Collateral received for securities on loan (1.60%)
First American Government Obligations Fund - Class X (Cost $1,760,990)	1,760,990	1,760,990

Total Investments (Cost $89,245,693)(a) (101.34%)		111,355,091
Liabilities in Excess of Other Assets (-1.34%)		(1,456,090)
Net Assets (100.00%)		$109,899,001

*	Non-income producing security.

#	Loaned security; a portion of the security is on loan at December 31, 2020.

(a)	Aggregate cost for federal income tax purpose is $89,294,967.

At December 31, 2020, unrealized appreciation/(depreciation) of securities for federal income tax purposes is as follows:

Unrealized appreciation	$23,447,245
Unrealized depreciation	(1,387,121)
Net unrealized appreciation	$22,060,124

See accompanying notes to financial statements.

ICON Utilities and Income Fund Portfolio of Investments December 31, 2020

Security Description	Shares	Value
Common Stock (99.92%)

Communications (5.99%)
ViacomCBS Inc	48,800	$1,818,288

Energy (7.26%)
Atlantica Sustainable Infrastructure PLC	58,000	2,202,840

Industrial (20.06%)
Crane Co	15,000	1,164,900
Hubbell Inc	8,900	1,395,431
MDU Resources Group Inc	85,000	2,238,900
Union Pacific Corp	6,200	1,290,964
Total Industrial		6,090,195

Utilities (66.61%)
The AES Corp	30,200	709,700
Ameren Corp	25,000	1,951,500
American Electric Power Co Inc	18,200	1,515,514
Black Hills Corp	15,600	958,620
DTE Energy Co	7,900	959,139
Duke Energy Corp	22,900	2,096,724
Evergy Inc	27,000	1,498,770
New Jersey Resources Corp	22,700	806,985
NextEra Energy Inc	11,600	894,940
NiSource Inc	43,800	1,004,772
OGE Energy Corp	44,400	1,414,584
Pinnacle West Capital Corp	7,200	575,640
Public Service Enterprise Group Inc	24,100	1,405,030
Sempra Energy	16,000	2,038,560
Xcel Energy Inc	35,800	2,386,785
Total Utilities		20,217,263

Total Common Stock (Cost $27,084,551)		30,328,586

Security Description	Par Value
Money Market Funds (0.20%)
First American Government Obligations Fund (Cost $60,800)	$60,800	60,800

Total Investments (Cost $27,145,350)(a) (100.12%)		30,389,386
Liabilities in Excess of Other Assets (-0.12%)		(34,229)
Net Assets (100.00%)		$30,355,157

(a)	Aggregate cost for federal income tax purpose is $27,240,687.

At December 31, 2020, unrealized appreciation/(depreciation) of securities for federal income tax purposes is as follows:

Unrealized appreciation	$4,247,404
Unrealized depreciation	(1,098,705)
Net unrealized appreciation	$3,148,699

See accompanying notes to financial statements.

Statements of Assets and Liabilities December 31, 2020

	ICON Consumer Select Fund	ICON Equity Fund		ICON Equity Income Fund		ICON Flexible Bond Fund
Assets
Investments in securities
Cost of investments	$41,024,638	$44,471,845		$70,091,200		$138,598,653
Market value of investments (Note 1)	55,643,928	72,345,227	(a)	82,480,858	(b)	141,136,328	(c)
Cash	—	2,220		1,618		1,179
Interest receivable	5	4		55,161		1,429,504
Dividends and Reclaims Receivable	6,795	7,572		216,865		131,392
Receivable for fund shares sold	2,028	3,062		10,410		75,812
Receivable for investment securities sold	121,330	—		—		4,789,016
Securities Lending income receivable	—	2,192		310		400
Prepaid expenses	22,152	28,282		29,205		27,970
Total assets	$55,796,238	$72,388,559		$82,794,427		$147,591,601

Liabilities
Cash due to broker	44,875	—		—		—
Collateral for securities loaned	—	1,941,425		215,250		2,834,947
Payable to investment advisor	46,757	43,642		45,091		55,798
Payable for investments purchased	—	—		—		2,459,783
Payable for fund shares purchased	53,963	50,655		244,902		341,926
Distributions payable	—	—		87,118		35,138
Accrued 12b-1 fees	499	4,334		8,035		2,265
Accrued administration fees	5,726	7,292		8,541		15,199
Accrued CCO fees	1,505	1,957		2,340		3,811
Accrued custody fees	1,146	321		482		1,875
Accrued fund accounting fees	4,863	6,018		6,200		9,852
Accrued printing fees	1,511	6,358		1,493		6,547
Accrued state registration fees	9,611	8,749		859		—
Accrued transfer agent fees	14,718	8,140		19,965		6,894
Accrued trustee fees	1,138	1,346		3,367		4,132
Accrued expenses	35,136	36,681		53,431		52,870
Total liabilities	221,448	2,116,918		697,074		5,831,037

Net assets	$55,574,790	$70,271,641		$82,097,353		$141,760,564

Net assets at December 31, 2020 consist of
Paid-in capital	43,863,591	42,088,065		72,125,963		145,403,149
Distributable earnings/(loss)	11,711,199	28,183,576		9,971,390		(3,642,585)
Total net assets	$55,574,790	$70,271,641		$82,097,353		$141,760,564

Net assets
Institutional Shares	$53,198,389	$49,361,709		$44,345,267		$131,093,716
Investor Shares	$2,376,401	$20,909,932		$37,752,086		$10,666,848

Shares outstanding
Institutional Shares (no par value, unlimited shares authorized)	4,879,554	1,470,275		2,347,637		13,964,979
Investor Shares (no par value, unlimited shares authorized)	218,679	650,512		2,000,581		1,142,816

Net asset value per share
Institutional Shares	$10.90	$33.57		$18.89		$9.39
Investor Shares	$10.87	$32.14		$18.87		$9.33

(a)	Includes securities on loan of $1,916,683.
(b)	Includes securities on loan of $209,264.
(c)	Includes securities on loan of $2,775,071.

See accompanying notes to financial statements.

Statements of Assets and Liabilities December 31, 2020 (Continued)

	ICON Health and Information Technology Fund	ICON Natural Resources and Infrastructure Fund		ICON Utilities and Income Fund
Assets
Investments in securities
Cost of investments	$79,479,302	$89,245,693		$27,145,350
Market value of investments (Note 1)	127,672,321	111,355,091	(a)	30,389,386
Cash	—	11,660		—
Interest receivable	18	39		2
Dividends and Reclaims Receivable	24,129	113,497		79,944
Receivable for fund shares sold	106	20,593		12,627
Receivable for investment securities sold	2,128,914	633,426		—
Securities Lending income receivable	—	665		—
Prepaid expenses	20,227	37,707		12,447
Total assets	$129,845,715	$112,172,678		$30,494,406

Liabilities
Cash due to broker	130,017	—		—
Collateral for securities loaned	—	1,760,990		—
Payable to investment advisor	105,913	94,263		18,258
Payable for investments purchased	1,199,328	—		—
Payable for fund shares purchased	47,395	246,632		45,325
Distributions payable	—	10,949		19,353
Accrued 12b-1 fees	662	1,200		1,051
Accrued administration fees	12,878	11,574		3,187
Accrued CCO fees	2,948	3,601		1,044
Accrued custody fees	834	1,678		—
Accrued fund accounting fees	9,799	9,111		5,077
Accrued printing fees	12,958	21,159		3,654
Accrued state registration fees	2,510	—		5,704
Accrued transfer agent fees	18,189	61,126		8,678
Accrued trustee fees	2,572	2,480		929
Accrued expenses	43,146	48,914		26,989
Total liabilities	1,589,149	2,273,677		139,249

Net assets	$128,256,566	$109,899,001		$30,355,157

Net assets at December 31, 2020 consist of
Paid-in capital	74,634,554	333,773,580		27,225,811
Distributable earnings/(loss)	53,622,012	(223,874,579)		3,129,346
Total net assets	$128,256,566	$109,899,001		$30,355,157

Net assets
Institutional Shares	$125,057,240	$104,241,098		$25,429,774
Investor Shares	$3,199,326	$5,657,903		$4,925,383

Shares outstanding
Institutional Shares (no par value, unlimited shares authorized)	5,830,050	7,577,627		2,661,392
Investor Shares (no par value, unlimited shares authorized)	157,558	416,798		525,050

Net asset value per share
Institutional Shares	$21.45	$13.76		$9.56
Investor Shares	$20.31	$13.57		$9.38

(a)	Includes securities on loan of $1,677,897.

See accompanying notes to financial statements.

Statements of Operations

	ICON Consumer Select Fund		ICON Equity Fund
	Period Ended December 31, 2020	Year Ended September 30, 2020	Period Ended December 31, 2020	Year Ended September 30, 2020
Investment income
Interest income	$25	$148	$12	$37
Dividend income (net of foreign tax withheld $—, $—, $2,418 and $4,856, respectively)	115,679	682,935	133,473	322,972
Income from securities lending, net	—	905	2,918	2,094
Total	115,704	683,988	136,403	325,103

Expenses
Management fees (Note 2)	$135,266	$370,177	$124,442	$230,893
Administration fees (Note 2)	13,201	23,048	16,380	19,742
Interest Expense	—	1,555	—	379
Transfer agent fees	1,707	59,985	7,351	47,551
Accounting services	7,859	22,381	8,730	16,579
Custodian fees	433	3,910	846	4,240
Legal and audit fees	2,436	20,659	4,118	20,424
CCO fees (Note 2)	1,108	1,291	1,412	1,687
Trustees fees	647	8,568	622	4,699
Insurance	1,189	4,757	1,608	3,188
Printing	7,458	11,220	8,616	5,147
Registration and dues	8,303	28,228	8,777	36,796
Extraordinary expense	—	19,316	—	10,735
Misc. fees and expense	—	9,862	—	7,565
Investor Class 12b-1 fees (Note 2)	1,336	3,820	12,139	20,090
Class C 12b-1 fees (Note 2)	—	—	—	20,095
Total expenses	$180,943	$588,777	$195,041	$449,810
Less reimbursement from manager (Note 2)	—	(22,691)	—	(54,753)
Net expenses	$180,943	$566,086	$195,041	$395,057
Net investment income/(loss)	$(65,239)	$117,902	$(58,638)	$(69,954)

Realized and unrealized gain (loss) on investments
Net realized gain/(loss) from security transactions and foreign currency	$2,597,061	$(1,302,968)	$3,788,641	$(2,102,548)
Change in unrealized appreciation/(depreciation) of investments	5,085,250	(1,298,319)	8,112,047	7,898,128
Net realized and unrealized gain/(loss) on investments	$7,682,311	$(2,601,287)	$11,900,688	$5,795,580
Net increase/(decrease) in net assets resulting from operations	$7,617,072	$(2,483,385)	$11,842,050	$5,725,626

See accompanying notes to financial statements.

Statements of Operations (Continued)

	ICON Equity Income Fund		ICON Flexible Bond Fund
	Period Ended December 31, 2020	Year Ended September 30, 2020	Period Ended December 31, 2020	Year Ended September 30, 2020
Investment income
Interest income	$33,967	$159,862	$1,160,900	$5,107,140
Dividend income (net of foreign tax withheld $1,994, $—, $— and $—, respectively)	725,822	2,283,992	777,385	3,089,617
Other Income	—	3,000	—	75,443
Income from securities lending, net	328	10,901	414	29,991
Total	760,117	2,457,755	1,938,699	8,302,191

Expenses
Management fees (Note 2)	$153,911	$514,182	$222,576	$954,414
Administration fees (Note 2)	19,959	41,498	36,247	95,238
Interest Expense	—	725	—	62
Transfer agent fees	4,008	110,034	12,143	168,187
Accounting services	11,195	41,993	10,323	90,548
Custodian fees	1,165	5,783	1,400	18,414
Legal and audit fees	5,965	28,970	15,054	47,162
CCO fees (Note 2)	1,741	1,527	3,046	3,984
Trustees fees	58	18,324	—	38,660
Insurance	1,522	9,932	3,329	19,267
Printing	9,538	18,156	7,785	26,821
Registration and dues	7,486	41,814	7,434	48,213
Extraordinary expense	—	39,069	—	83,211
Misc. fees and expense	—	17,416	—	33,395
Investor Class 12b-1 fees (Note 2)	23,427	31,821	6,636	17,194
Class C 12b-1 fees (Note 2)	—	130,238	—	32,284
Total expenses	$239,975	$1,051,482	$325,973	$1,677,054
Less reimbursement from manager (Note 2)	(11,132)	(167,804)	(38,363)	(346,806)
Net expenses	$228,843	$883,678	$287,610	$1,330,248
Net investment income/(loss)	$531,274	$1,574,077	$1,651,089	$6,971,943

Realized and unrealized gain (loss) on investments
Net realized gain/(loss) from security transactions and foreign currency	$1,810,926	$(2,803,532)	$(531,135)	$(2,700,973)
Change in unrealized appreciation/(depreciation) of investments	10,547,305	(3,055,329)	5,317,281	(3,591,635)
Net realized and unrealized gain/(loss) on investments	$12,358,231	$(5,858,861)	$4,786,146	$(6,292,608)
Net increase/(decrease) in net assets resulting from operations	$12,889,505	$(4,284,784)	$6,437,235	$679,335

See accompanying notes to financial statements.

Statements of Operations (Continued)

	ICON Health and Information Technology Fund		ICON Natural Resources and Infrastructure Fund
	Period Ended December 31, 2020	Year Ended September 30, 2020	Period Ended December 31, 2020	Year Ended September 30, 2020
Investment income
Interest income	$61	$112	$94	$112
Dividend income (net of foreign tax withheld $1,557, $2,024, $— and $5,465, respectively)	227,934	630,137	503,481	1,326,596
Other Income	—	—	—	83
Income from securities lending, net	—	1,138	679	260
Total	227,995	631,387	504,254	1,327,051

Expenses
Management fees (Note 2)	$300,349	$684,511	$274,461	$614,201
Administration fees (Note 2)	29,289	44,386	26,790	39,842
Interest Expense	—	888	—	1,581
Transfer agent fees	11,710	94,242	18,676	136,486
Accounting services	8,744	36,217	8,738	33,033
Custodian fees	989	5,435	738	4,214
Legal and audit fees	10,218	28,644	8,073	26,718
CCO fees (Note 2)	2,489	2,921	2,200	2,688
Trustees fees	275	13,611	287	12,705
Insurance	2,786	7,883	2,453	7,447
Printing	12,954	18,027	21,042	26,585
Registration and dues	8,562	30,483	7,311	35,480
Extraordinary expense	—	30,220	—	27,630
Misc. fees and expense	—	13,682	—	13,459
Investor Class 12b-1 fees (Note 2)	1,756	4,653	3,301	6,767
Class C 12b-1 fees (Note 2)	—	—	—	6,098
Total expenses	$390,121	$1,015,803	$374,070	$994,934
Less reimbursement from manager (Note 2)	—	(6,324)	—	(70,498)
Net expenses	$390,121	$1,009,479	$374,070	$924,436
Net investment income/(loss)	$(162,126)	$(378,092)	$130,184	$402,615

Realized and unrealized gain (loss) on investments
Net realized gain/(loss) from security transactions and foreign currency	$7,008,704	$4,942,975	$3,178,678	$(34,405,685)
Change in unrealized appreciation/(depreciation) of investments	13,587,755	12,027,242	13,794,734	38,453,067
Net realized and unrealized gain/(loss) on investments	$20,596,459	$16,970,217	$16,973,412	$4,047,382
Net increase/(decrease) in net assets resulting from operations	$20,434,333	$16,592,125	$17,103,596	$4,449,997

See accompanying notes to financial statements.

Statements of Operations (Continued)

	ICON Utilities and Income Fund
	Period Ended December 31, 2020	Year Ended September 30, 2020
Investment income
Interest income	$20	$101
Dividend income (net of foreign tax withheld $— and $4,392, respectively)	257,216	1,405,840
Income from securities lending, net	—	208
Total	257,236	1,406,149

Expenses
Management fees (Note 2)	$77,244	$433,121
Administration fees (Note 2)	7,543	24,958
Interest Expense	—	617
Transfer agent fees	3,588	91,757
Accounting services	4,773	27,198
Custodian fees	512	3,812
Legal and audit fees	3,973	21,901
CCO fees (Note 2)	610	819
Trustees fees	681	12,010
Insurance	726	5,480
Printing	5,455	11,229
Registration and dues	8,065	30,375
Extraordinary expense	—	24,839
Misc. fees and expense	—	12,246
Investor Class 12b-1 fees (Note 2)	2,920	13,488
Total expenses	$116,090	$713,850
Less reimbursement from manager (Note 2)	(18,050)	(146,591)
Net expenses	$98,040	$567,259
Net investment income/(loss)	$159,196	$838,890

Realized and unrealized gain (loss) on investments
Net realized gain/(loss) from security transactions and foreign currency	$289,880	$861,306
Change in unrealized appreciation/(depreciation) of investments	2,825,367	(6,169,332)
Net realized and unrealized gain/(loss) on investments	$3,115,247	$(5,308,026)
Net increase/(decrease) in net assets resulting from operations	$3,274,443	$(4,469,136)

See accompanying notes to financial statements.

Statements of Changes in Net Assets

	ICON Consumer Select Fund
	Period Ended December 31, 2020	Year Ended September 30, 2020	Year Ended September 30, 2019
Operations
Net investment income/(loss)	$(65,239)	$117,902	$299,328
Net realized gain/(loss) on investments and foreign currency	2,597,061	(1,302,968)	37,433
Change in unrealized appreciation/(depreciation) of investments	5,085,250	(1,298,319)	(1,312,468)
Net increase/(decrease) in net assets resulting from operations	7,617,072	(2,483,385)	(975,707)

Distributions to shareholders
Distributions
Institutional Shares(a)	—	(781,560)	(236,071)
Investor Shares(b)	—	(25,869)	(8,439)

Capital share transactions
Increase/(decrease) in net assets resulting from capital share transactions	(3,358,027)	18,541,459	(7,726,699)
Total increase/(decrease)	4,259,045	15,250,645	(8,946,916)

Net assets
Beginning of year	51,315,745	36,065,100	45,012,016
End of year	$55,574,790	$51,315,745	$36,065,100

	ICON Equity Fund
	Period Ended December 31, 2020	Year Ended September 30, 2020	Year Ended September 30, 2019
Operations
Net investment income/(loss)	$(58,638)	$(69,954)	$(71,066)
Net realized gain/(loss) on investments and foreign currency	3,788,641	(2,102,548)	1,069,156
Change in unrealized appreciation/(depreciation) of investments	8,112,047	7,898,128	(2,025,675)
Net increase/(decrease) in net assets resulting from operations	11,842,050	5,725,626	(1,027,585)

Distributions to shareholders
Distributions
Institutional Shares(a)	—	(458,387)	(171,949)
Investor Shares(b)	—	(180,913)	(69,039)
Class C Shares	—	(117,821)	(71,048)

Capital share transactions
Increase/(decrease) in net assets resulting from capital share transactions	(5,826,385)	38,767,407	(7,107,488)
Total increase/(decrease)	6,015,665	43,735,912	(8,447,109)

Net assets
Beginning of year	64,255,976	20,520,064	28,967,173
End of year	$70,271,641	$64,255,976	$20,520,064

(a)	Formerly Class S Shares.
(b)	Formerly Class A Shares.

See accompanying notes to financial statements.

Statements of Changes in Net Assets (Continued)

	ICON Equity Income Fund
	Period Ended December 31, 2020	Year Ended September 30, 2020	Year Ended September 30, 2019
Operations
Net investment income/(loss)	$531,274	$1,574,077	$2,061,313
Net realized gain/(loss) on investments and foreign currency	1,810,926	(2,803,532)	784,773
Net realized gain/(loss) on long-term capital gain distributions from other investment companies	—	—	1,745
Change in unrealized appreciation/(depreciation) of investments	10,547,305	(3,055,329)	(482,995)
Net increase/(decrease) in net assets resulting from operations	12,889,505	(4,284,784)	2,364,836

Distributions to shareholders
Distributions
Institutional Shares(a)	(889,831)	(2,270,542)	(1,555,574)
Investor Shares(b)	(738,335)	(549,194)	(282,374)
Class C Shares	—	(630,549)	(368,185)

Capital share transactions
Increase/(decrease) in net assets resulting from capital share transactions	(9,350,283)	6,943,667	1,488,831
Total increase/(decrease)	1,911,056	(791,402)	1,647,534

Net assets
Beginning of year	80,186,297	80,977,699	79,330,165
End of year	$82,097,353	$80,186,297	$80,977,699

	ICON Flexible Bond Fund
	Period Ended December 31, 2020	Year Ended September 30, 2020	Year Ended September 30, 2019
Operations
Net investment income/(loss)	$1,651,089	$6,971,943	$5,012,349
Net realized gain/(loss) on investments and foreign currency	(531,135)	(2,700,973)	867,501
Change in unrealized appreciation/(depreciation) of investments	5,317,281	(3,591,635)	1,919,858
Net increase/(decrease) in net assets resulting from operations	6,437,235	679,335	7,799,708

Distributions to shareholders
Distributions
Institutional Shares(a)	(1,283,045)	(6,627,115)	(5,760,922)
Investor Shares(b)	(93,736)	(287,378)	(207,550)
Class C Shares	—	(148,073)	(154,050)

Capital share transactions
Increase/(decrease) in net assets resulting from capital share transactions	(15,118,631)	4,162,276	48,102,160
Total increase/(decrease)	(10,058,177)	(2,220,955)	49,779,346

Net assets
Beginning of year	151,818,741	154,039,696	104,260,350
End of year	$141,760,564	$151,818,741	$154,039,696

(a)	Formerly Class S Shares.
(b)	Formerly Class A Shares.

See accompanying notes to financial statements.

Statements of Changes in Net Assets (Continued)

	ICON Health and Information Technology Fund
	Period Ended December 31, 2020	Year Ended September 30, 2020	Year Ended September 30, 2019
Operations
Net investment income/(loss)	$(162,126)	$(378,092)	$(142,931)
Net realized gain/(loss) on investments and foreign currency	7,008,704	4,942,975	2,451,694
Change in unrealized appreciation/(depreciation) of investments	13,587,755	12,027,242	(70,871)
Net increase/(decrease) in net assets resulting from operations	20,434,333	16,592,125	2,237,892

Distributions to shareholders
Distributions
Institutional Shares(a)	(4,213,865)	(2,400,424)	(7,045,061)
Investor Shares(b)	(115,253)	(68,657)	(238,720)

Capital share transactions
Increase/(decrease) in net assets resulting from capital share transactions	(415,225)	42,717,600	(2,802,731)
Total increase/(decrease)	15,689,990	56,840,644	(7,848,620)

Net assets
Beginning of year	112,566,576	55,725,932	63,574,552
End of year	$128,256,566	$112,566,576	$55,725,932

	ICON Natural Resources and Infrastructure Fund
	Period Ended December 31, 2020	Year Ended September 30, 2020	Year Ended September 30, 2019
Operations
Net investment income/(loss)	$130,184	$402,615	$928,192
Net realized gain/(loss) on investments and foreign currency	3,178,678	(34,405,685)	(5,401,806)
Change in unrealized appreciation/(depreciation) of investments	13,794,734	38,453,067	(2,827,298)
Net increase/(decrease) in net assets resulting from operations	17,103,596	4,449,997	(7,300,912)

Distributions to shareholders
Distributions
Institutional Shares(a)	(331,545)	(860,865)	(10,265,181)
Investor Shares(b)	(18,251)	(42,308)	(489,958)
Class C Shares	—	(14,111)	(184,114)

Capital share transactions
Increase/(decrease) in net assets resulting from capital share transactions	(10,641,282)	41,250,272	(5,079,461)
Total increase/(decrease)	6,112,518	44,782,985	(23,319,626)

Net assets
Beginning of year	103,786,483	59,003,498	82,323,124
End of year	$109,899,001	$103,786,483	$59,003,498

(a)	Formerly Class S Shares.
(b)	Formerly Class A Shares.

See accompanying notes to financial statements.

Statements of Changes in Net Assets (Continued)

	ICON Utilities and Income Fund
	Period Ended December 31, 2020	Year Ended September 30, 2020	Year Ended September 30, 2019
Operations
Net investment income/(loss)	$159,196	$838,890	$1,164,574
Net realized gain/(loss) on investments and foreign currency	289,880	861,306	1,720,446
Change in unrealized appreciation/(depreciation) of investments	2,825,367	(6,169,332)	4,843,813
Net increase/(decrease) in net assets resulting from operations	3,274,443	(4,469,136)	7,728,833

Distributions to shareholders
Distributions
Institutional Shares(a)	(1,172,561)	(2,221,845)	(1,256,680)
Investor Shares(b)	(231,070)	(280,239)	(184,092)

Capital share transactions
Increase/(decrease) in net assets resulting from capital share transactions	(1,350,769)	(15,251,500)	9,346,538
Total increase/(decrease)	520,043	(22,222,720)	15,634,599

Net assets
Beginning of year	29,835,114	52,057,834	36,423,235
End of year	$30,355,157	$29,835,114	$52,057,834

(a)	Formerly Class S Shares.
(b)	Formerly Class A Shares.

See accompanying notes to financial statements.

Statements of Changes in Net Assets (Continued)

ICON Consumer Select Fund	Institutional Shares
	Period Ended December 31, 2020		Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Value	Shares	Value	Shares	Value
Shares sold	108,075	$1,066,160	729,367	$8,113,245	429,351	$4,334,883
Shares issued in reinvestment of distributions	—	—	64,552	760,428	26,477	230,086
Shares issued in connection with reorganization	N/A	N/A	2,619,242	23,056,150	N/A	N/A
Shares repurchased	(389,629)	(3,970,275)	(1,468,232)	(14,471,065)	(1,205,530)	(12,300,293)
Net increase/(decrease)	(281,554)	$(2,904,115)	1,944,929	$17,458,758	(749,702)	$(7,735,324)

	Investor Shares
	Period Ended December 31, 2020		Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Value	Shares	Value	Shares	Value
Shares sold	753	$7,514	17,235	$179,656	33,708	$343,890
Shares issued in reinvestment of distributions	—	—	2,161	25,451	876	7,617
Shares issued in connection with reorganization	N/A	N/A	188,420	1,683,467	N/A	N/A
Shares repurchased	(45,329)	(461,426)	(82,945)	(805,903)	(33,917)	(342,882)
Net increase/(decrease)	(44,576)	$(453,912)	124,871	$1,082,671	667	$8,625

ICON Equity Fund	Institutional Shares
	Period Ended December 31, 2020		Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Value	Shares	Value	Shares	Value
Shares sold	26,026	$794,360	88,061	$2,281,246	235,961	$6,025,489
Shares issued in reinvestment of distributions	—	—	11,579	332,661	7,355	158,276
Shares issued in connection with reorganization	N/A	N/A	1,405,548	35,818,141	N/A	N/A
Shares repurchased	(165,388)	(4,895,575)	(371,304)	(9,451,813)	(453,031)	(10,957,390)
Net increase/(decrease)	(139,362)	$(4,101,215)	1,133,884	$28,980,235	(209,715)	$(4,773,625)

	Investor Shares
	Period Ended December 31, 2020		Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Value	Shares	Value	Shares	Value
Shares sold	1,031	$30,792	4,011	$100,130	55,777	$1,338,348
Shares issued in reinvestment of distributions	—	—	5,916	163,167	2,960	61,419
Shares issued in connection with reorganization	N/A	N/A	537,772	13,134,931	N/A	N/A
Transfers in from Class C reorganization	N/A	N/A	94,965	2,319,492	N/A	N/A
Shares repurchased	(60,116)	(1,755,962)	(122,685)	(3,236,280)	(73,637)	(1,800,039)
Net increase/(decrease)	(59,085)	$(1,725,170)	519,979	$12,481,440	(14,900)	$(400,272)

See accompanying notes to financial statements.

Statements of Changes in Net Assets (Continued)

ICON Equity Fund (Continued)	Class C
	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Value	Shares	Value
Shares sold	198	$4,837	7,566	$147,661
Shares issued in reinvestment of distributions	4,610	113,084	3,651	68,168
Transfers out for Class C reorganization	(107,242)	(2,319,492)	N/A	N/A
Shares repurchased	(21,508)	(492,697)	(100,419)	(2,149,420)
Net increase/(decrease)	(123,942)	$(2,694,268)	(89,202)	$(1,933,591)

ICON Equity Income Fund	Institutional Shares
	Period Ended December 31, 2020		Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Value	Shares	Value	Shares	Value
Shares sold	41,300	$737,880	404,960	$6,749,354	1,023,897	$17,828,923
Shares issued in reinvestment of distributions	45,775	863,960	122,717	2,140,586	87,302	1,487,328
Shares issued in connection with reorganization	N/A	N/A	445,319	7,274,057	N/A	N/A
Shares repurchased	(332,548)	(5,876,172)	(1,260,129)	(20,414,175)	(1,080,145)	(18,671,913)
Net increase/(decrease)	(245,473)	$(4,274,332)	(287,133)	$(4,250,178)	31,054	$644,338

	Investor Shares
	Period Ended December 31, 2020		Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Value	Shares	Value	Shares	Value
Shares sold	5,205	$93,505	33,726	$552,171	193,061	$3,328,557
Shares issued in reinvestment of distributions	36,055	680,562	29,133	504,628	14,587	247,336
Shares issued in connection with reorganization	N/A	N/A	977,450	15,916,988	N/A	N/A
Transfers in from Class C reorganization	N/A	N/A	905,454	13,688,996	N/A	N/A
Shares repurchased	(327,885)	(5,850,018)	(262,824)	(4,220,319)	(199,576)	(3,451,831)
Net increase/(decrease)	(286,625)	$(5,075,951)	1,682,939	$26,442,464	8,072	$124,062

	Class C
	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Value	Shares	Value
Shares sold	16,805	$324,838	211,997	$3,726,772
Shares issued in reinvestment of distributions	28,330	533,744	20,165	343,543
Transfers out for Class C reorganization	(894,086)	(13,688,996)	N/A	N/A
Shares repurchased	(156,494)	(2,418,204)	(189,853)	(3,349,884)
Net increase/(decrease)	(1,005,445)	$(15,248,618)	42,309	$720,431

ICON Flexible Bond Fund	Institutional Shares
	Period Ended December 31, 2020		Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Value	Shares	Value	Shares	Value
Shares sold	818,558	$7,556,077	6,840,816	$62,398,427	8,777,894	$81,218,276
Shares issued in reinvestment of distributions	130,346	1,205,834	677,781	6,157,571	575,324	5,335,911
Shares repurchased	(2,546,434)	(23,521,463)	(7,301,000)	(65,053,730)	(4,515,936)	(41,792,561)
Net increase/(decrease)	(1,597,530)	$(14,759,552)	217,597	$3,502,268	4,837,282	$44,761,626

See accompanying notes to financial statements.

Statements of Changes in Net Assets (Continued)

ICON Flexible Bond Fund (Continued)	Investor Shares
	Period Ended December 31, 2020		Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Value	Shares	Value	Shares	Value
Shares sold	9,959	$90,597	288,798	$2,621,924	271,269	$2,504,061
Shares issued in reinvestment of distributions	9,161	84,276	29,009	262,179	21,050	194,232
Transfers in from Class C reorganization	N/A	N/A	499,394	4,442,281	N/A	N/A
Shares repurchased	(58,381)	(533,952)	(250,623)	(2,250,280)	(76,734)	(707,527)
Net increase/(decrease)	(39,261)	$(359,079)	566,578	$5,076,104	215,585	$1,990,766

	Class C
	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Value	Shares	Value
Shares sold	110,222	$1,034,719	243,879	$2,266,664
Shares issued in reinvestment of distributions	6,711	62,681	14,191	132,038
Transfers out for Class C reorganization	(495,326)	(4,442,281)	N/A	N/A
Shares repurchased	(119,361)	(1,071,215)	(112,492)	(1,048,934)
Net increase/(decrease)	(497,754)	$(4,416,096)	145,578	$1,349,768

ICON Health and Information Technology Fund	Institutional Shares
	Period Ended December 31, 2020		Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Value	Shares	Value	Shares	Value
Shares sold	42,075	$844,603	240,217	$3,996,694	187,406	$2,706,351
Shares issued in reinvestment of distributions	203,806	4,114,834	142,055	2,326,868	567,857	6,871,071
Shares issued in connection with reorganization	N/A	N/A	3,034,144	53,595,126	N/A	N/A
Shares repurchased	(261,414)	(5,225,619)	(1,081,373)	(18,313,702)	(820,983)	(11,955,339)
Net increase/(decrease)	(15,533)	$(266,182)	2,335,043	$41,604,986	(65,720)	$(2,377,917)

	Investor Shares
	Period Ended December 31, 2020		Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Value	Shares	Value	Shares	Value
Shares sold	1,882	$36,527	14,429	$223,822	19,663	$285,579
Shares issued in reinvestment of distributions	5,598	107,042	4,157	64,770	17,953	207,711
Shares issued in connection with reorganization	N/A	N/A	93,171	1,563,188	N/A	N/A
Shares repurchased	(15,566)	(292,612)	(45,376)	(739,166)	(65,328)	(918,104)
Net increase/(decrease)	(8,086)	$(149,043)	66,381	$1,112,614	(27,712)	$(424,814)

See accompanying notes to financial statements.

Statements of Changes in Net Assets (Continued)

ICON Natural Resources and Infrastructure Fund	Institutional Shares
	Period Ended December 31, 2020		Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Value	Shares	Value	Shares	Value
Shares sold	82,823	$1,086,966	704,577	$8,087,116	1,082,418	$13,570,652
Shares issued in reinvestment of distributions	23,415	322,186	64,260	836,659	915,154	9,920,274
Shares issued in connection with reorganization	N/A	N/A	5,604,395	58,579,943	N/A	N/A
Shares repurchased	(912,197)	(11,892,173)	(2,420,027)	(27,529,677)	(2,241,524)	(28,012,211)
Net increase/(decrease)	(805,959)	$(10,483,021)	3,953,205	$39,974,041	(243,952)	$(4,521,285)

	Investor Shares
	Period Ended December 31, 2020		Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Value	Shares	Value	Shares	Value
Shares sold	16,838	$226,485	53,665	$142,860	47,089	$639,333
Shares issued in reinvestment of distributions	1,228	16,662	3,101	39,945	42,097	452,538
Shares issued in connection with reorganization	N/A	N/A	344,815	3,561,866	N/A	N/A
Transfers in from Class C reorganization	N/A	N/A	40,930	422,797	N/A	N/A
Shares repurchased	(31,072)	(401,408)	(192,860)	(2,140,173)	(128,484)	(1,680,312)
Net increase/(decrease)	(13,006)	$(158,261)	249,651	$2,027,295	(39,298)	$(588,441)

	Class C
	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Value	Shares	Value
Shares sold	4,544	$55,590	45,808	$531,929
Shares issued in reinvestment of distributions	1,100	13,490	16,255	167,425
Transfers out for Class C reorganization	(43,184)	(422,797)	N/A	N/A
Shares repurchased	(40,355)	(397,347)	(59,755)	(669,089)
Net increase/(decrease)	(77,895)	$(751,064)	2,308	$30,265

ICON Utilities and Income Fund	Institutional Shares
	Period Ended December 31, 2020		Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Value	Shares	Value	Shares	Value
Shares sold	66,471	$648,534	873,929	$8,530,658	2,789,173	$26,190,608
Shares issued in reinvestment of distributions	118,890	1,121,867	223,698	2,143,258	131,427	1,217,775
Shares repurchased	(308,856)	(2,945,579)	(2,799,408)	(25,388,551)	(1,923,279)	(17,698,891)
Net increase/(decrease)	(123,495)	$(1,175,178)	(1,701,781)	$(14,714,635)	997,321	$9,709,492

	Investor Shares
	Period Ended December 31, 2020		Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Value	Shares	Value	Shares	Value
Shares sold	11,724	$108,522	43,120	$402,945	218,778	$1,997,184
Shares issued in reinvestment of distributions	12,162	112,536	14,170	133,179	8,767	79,606
Shares repurchased	(41,842)	(396,649)	(115,456)	(1,072,989)	(263,469)	(2,439,744)
Net increase/(decrease)	(17,956)	$(175,591)	(58,166)	$(536,865)	(35,924)	$(362,954)

See accompanying notes to financial statements.

Financial Highlights For a Share Outstanding Throughout Each Year or Period

Icon Consumer Select Fund(a)
Institutional Shares(b)	Period Ended December 31, 2020		Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of year	$9.46		$10.75	$10.97	$9.95	$7.67	$7.74
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(c)	(0.01)		0.03	0.08	0.05	0.03	0.08
Net gain/(loss) on securities (both realized and unrealized)	1.45		(1.09)	(0.23)	0.99	2.34	(0.15)
Total from investment operations	1.44		(1.06)	(0.15)	1.04	2.37	(0.07)
LESS DISTRIBUTIONS
Dividends from net investment income	—		(0.08)	(0.07)	(0.02)	(0.09)	—
Distributions from capital gains	—		(0.15)	—	—	—	—
Total distributions	—		(0.23)	(0.07)	(0.02)	(0.09)	—
Net asset value, end of year or period	$10.90		$9.46	$10.75	$10.97	$9.95	$7.67

Total return	15.22	%(d)	(10.29)%	(1.26)%	10.48%	30.96%	(0.90)%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$53,198		$48,832	$34,578	$43,500	$39,072	$43,354
Ratio of expenses to average net assets:
Before expense reimbursements	1.32	%(e)	1.56%	1.54%	1.44%	1.40%	1.40%
After expense reimbursements(f)	1.32	%(e)	1.52%	1.50%	1.44%	1.40%	1.40%
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	(0.48	)%(e)	0.28%	0.77%	0.41%	0.28%	1.00%
After expense reimbursements	(0.48	)%(e)	0.33%	0.81%	0.41%	0.28%	1.00%
Portfolio turnover	14	%(d)	82%	28%	44%	68%	49%

Icon Consumer Select Fund
Investor Shares(g)	Period Ended December 31, 2020		Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of year	$9.44		$10.74	$10.98	$9.99	$7.71	$7.82
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(c)	(0.02)		—	0.06	0.01	(0.01)	0.05
Net gain/(loss) on securities (both realized and unrealized)	1.45		(1.08)	(0.24)	0.99	2.37	(0.16)
Total from investment operations	1.43		(1.08)	(0.18)	1.00	2.36	(0.11)
LESS DISTRIBUTIONS
Dividends from net investment income	—		(0.07)	(0.06)	(0.01)	(0.08)	—
Distributions from capital gains	—		(0.15)	—	—	—	—
Total distributions	—		(0.22)	(0.06)	(0.01)	(0.08)	—
Net asset value, end of year or period	$10.87		$9.44	$10.74	$10.98	$9.99	$7.71

Total return(h)	15.15	%(d)	(10.46)%	(1.51)%	10.04%	30.68%	(1.41)%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$2,376		$2,484	$1,487	$1,512	$2,119	$2,542
Ratio of expenses to average net assets:
Before expense reimbursements	1.57	%(e)	2.17%	2.24%	1.98%	2.05%	2.12%
After expense reimbursements (f)	1.57	%(e)	1.80%	1.75%	1.75%	1.75%	1.75%
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	(0.68	)%(e)	(0.41)%	0.06%	(0.13)%	(0.37)%	0.26%
After expense reimbursements	(0.68	)%(e)	(0.05)%	0.55%	0.10%	(0.07)%	0.63%
Portfolio turnover	14	%(d)	82%	28%	44%	68%	49%

(a)	Formerly Named ICON Financials Fund.
(b)	Information prior to the reorganization date of July 10, 2020 is that of the accounting and performance survivor, ICON Financials Fund - Class S.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized.
(e)	Annualized.
(f)

Effective for the year ended September 30, 2020, CCO Fees and reorganization costs are not included in the expense limitation. For all years presented, interest expense, when applicable, is not included in the expense limitation.

(g)	Information prior to the reorganization date of July 10, 2020 is that of the accounting and performance survivor, ICON Financials Fund - Class A
(h)	The total return calculation excludes any sales charge.

See accompanying notes to financial statements.

Financial Highlights For a Share Outstanding Throughout Each Year or Period (Continued)

Icon Equity Fund(a)
Institutional Shares(b)	Period Ended December 31, 2020		Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of year	$28.07		$26.83	$27.11	$25.13	$18.70	$18.39
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(c)	(0.02)		(0.03)	(0.02)	(0.06)	(0.04)	0.04
Net gain/(loss) on securities (both realized and unrealized)	5.52		2.27	0.09	2.04	6.47	0.27
Total from investment operations	5.50		2.24	0.07	1.98	6.43	0.31
LESS DISTRIBUTIONS
Distributions from capital gains	—		(1.00)	(0.35)	—	—	—
Total distributions	—		(1.00)	(0.35)	—	—	—
Net asset value, end of year or period	$33.57		$28.07	$26.83	$27.11	$25.13	$18.70

Total return	19.59	%(d)	8.27%	0.56%	7.88%	34.39%	1.69%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$49,362		$45,176	$12,764	$18,580	$11,259	$7,114
Ratio of expenses to average net assets:
Before expense reimbursements	1.10	%(e)	1.35%	1.53%	1.38%	1.50%	1.63%
After expense reimbursements(f)	1.10	%(e)	1.22%	1.25%	1.25%	1.25%	1.28%
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	(0.28	)%(e)	(0.23)%	(0.36)%	(0.33)%	(0.43)%	(0.11)%
After expense reimbursements	(0.28	)%(e)	(0.10)%	(0.08)%	(0.20)%	(0.18)%	0.24%
Portfolio turnover	14	%(d)	65%	31%	36%	24%	20%

Icon Equity Fund(a)
Investor Shares(g)	Period Ended December 31, 2020		Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of year	$26.89		$25.81	$26.16	$24.33	$18.16	$17.91
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(c)	(0.04)		(0.09)	(0.09)	(0.14)	(0.11)	(0.01)
Net gain/(loss) on securities (both realized and unrealized)	5.29		2.17	0.09	1.97	6.28	0.26
Total from investment operations	5.25		2.08	—	1.83	6.17	0.25
LESS DISTRIBUTIONS
Distributions from capital gains	—		(1.00)	(0.35)	—	—	—
Total distributions	—		(1.00)	(0.35)	—	—	—
Net asset value, end of year or period	$32.14		$26.89	$25.81	$26.16	$24.33	$18.16

Total return(h)	19.52	%(d)	7.97%	0.31%	7.52%	33.98%	1.40%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$20,910		$19,080	$4,894	$5,351	$7,003	$5,316
Ratio of expenses to average net assets:
Before expense reimbursements	1.35	%(e)	1.67%	2.08%	1.83%	1.93%	1.95%
After expense reimbursements(f)	1.35	%(e)	1.46%	1.55%	1.55%	1.55%	1.58%
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	(0.52	)%(e)	(0.54)%	(0.92)%	(0.80)%	(0.87)%	(0.40)%
After expense reimbursements	(0.52	)%(e)	(0.34)%	(0.39)%	(0.52)%	(0.49)%	(0.03)%
Portfolio turnover	14	%(d)	65%	31%	36%	24%	20%

(a)	Formerly named ICON Long/Short Fund.
(b)	Information prior to the reorganization date of July 10, 2020 is that of the accounting and performance survivor, ICON Long/Short Fund - Class S.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized.
(e)	Annualized.
(f)

Effective for the year ended September 30, 2020, CCO Fees and reorganization costs are not included in the expense limitation. For all years presented, interest expense, when applicable, is not included in the expense limitation.

(g)	Information prior to the reorganization date of July 10, 2020 is that of the accounting and performance survivor, ICON Long/Short Fund - Class A.
(h)	The total return calculation excludes any sales charge.

See accompanying notes to financial statements.

Financial Highlights For a Share Outstanding Throughout Each Year or Period (Continued)

Icon Equity Income Fund
Institutional Shares(a)	Period Ended December 31, 2020		Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017		Year Ended September 30, 2016
Net asset value, beginning of year	$16.44		$18.00	$17.96	$17.61	$15.62		$14.36
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(b)	0.12		0.43	0.50	0.53	0.61		0.60
Net gain/(loss) on securities (both realized and unrealized)	2.72		(1.12)	0.09	0.38	1.95		1.27
Total from investment operations	2.84		(0.69)	0.59	0.91	2.56		1.87
LESS DISTRIBUTIONS
Dividends from net investment income	(0.39)		(0.58)	(0.53)	(0.56)	(0.57)		(0.61)
Distributions from capital gains	—		(0.29)	(0.02)	—	—		—
Total distributions	(0.39)		(0.87)	(0.55)	(0.56)	(0.57)		(0.61)
Net asset value, end of year or period	$18.89		$16.44	$18.00	$17.96	$17.61		$15.62

Total return	17.25	%(c)	(4.03)%	3.45%	5.19%	16.53%		13.30%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$44,345		$42,624	$51,853	$51,185	$57,062		$37,868
Ratio of expenses to average net assets:
Before expense reimbursements	1.06	%(d)	1.30%	1.21%	1.16%	1.15%		1.24%
After expense reimbursements(e)	1.00	%(d)	1.05%	0.99%	0.99%	1.05	%(f)	1.20%
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	2.66	%(d)	2.28%	2.66%	2.76%	3.50%		3.91%
After expense reimbursements	2.72	%(d)	2.53%	2.88%	2.93%	3.60%		3.95%
Portfolio turnover	7	%(c)	78%	117%	171%	206%		145%

Icon Equity Income Fund
Investor Shares(g)	Period Ended December 31, 2020		Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017		Year Ended September 30, 2016
Net asset value, beginning of year	$16.42		$17.96	$17.92	$17.56	$15.58		$14.29
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(b)	0.11		0.38	0.46	0.49	0.54		0.56
Net gain/(loss) on securities (both realized and unrealized)	2.72		(1.12)	0.08	0.38	1.96		1.26
Total from investment operations	2.83		(0.74)	0.54	0.87	2.50		1.82
LESS DISTRIBUTIONS
Dividends from net investment income	(0.38)		(0.51)	(0.48)	(0.51)	(0.52)		(0.53)
Distributions from capital gains	—		(0.29)	(0.02)	—	—		—
Total distributions	(0.38)		(0.80)	(0.50)	(0.51)	(0.52)		(0.53)
Net asset value, end of year or period	$18.87		$16.42	$17.96	$17.92	$17.56		$15.58

Total return(h)	17.21	%(c)	(4.33)%	3.20%	4.98%	16.20%		12.97%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$37,752		$37,563	$10,852	$10,685	$14,206		$16,775
Ratio of expenses to average net assets:
Before expense reimbursements	1.31	%(d)	1.50%	1.50%	1.45%	1.45%		1.54%
After expense reimbursements(e)	1.25	%(d)	1.29%	1.24%	1.24%	1.31	%(i)	1.45%
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	2.41	%(d)	2.07%	2.38%	2.48%	3.06%		3.64%
After expense reimbursements	2.46	%(d)	2.29%	2.64%	2.69%	3.20%		3.73%
Portfolio turnover	7	%(c)	78%	117%	171%	206%		145%

(a)	Formerly named ICON Equity Income Fund - Class S.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized.
(d)	Annualized.
(e)

Effective for the year ended September 30, 2020, CCO Fees and reorganization costs are not included in the expense limitation. For all years presented, interest expense, when applicable, is not included in the expense limitation.

(f)	Effective January 26, 2017, the annual expense limitation rate changed from 1.20% to 0.99%.
(g)	Formerly named ICON Equity Income Fund - Class A
(h)	The total return calculation excludes any sales charges.
(i)	Effective January 26, 2017, the annual expense limitation rate changed from 1.45% to 1.24%.

See accompanying notes to financial statements.

Financial Highlights For a Share Outstanding Throughout Each Year or Period (Continued)

Icon Flexible Bond Fund
Institutional Shares(a)	Period Ended December 31, 2020		Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018(b)	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of year	$9.07		$9.36	$9.26	$9.43	$9.55	$9.20
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(c)	0.10		0.40	0.36	0.36	0.37	0.34
Net gain/(loss) on securities (both realized and unrealized)	0.31		(0.28)	0.18	(0.19)	(0.11)	0.34
Total from investment operations	0.41		0.12	0.54	0.17	0.26	0.68
LESS DISTRIBUTIONS
Dividends from net investment income	(0.09)		(0.41)	(0.44)	(0.34)	(0.38)	(0.33)
Distributions from capital gains	—		—	—	—	—	—
Total distributions	(0.09)		(0.41)	(0.44)	(0.34)	(0.38)	(0.33)
Net asset value, end of year or period	$9.39		$9.07	$9.36	$9.26	$9.43	$9.55

Total return	4.52	%(d)	1.32%	6.02%	1.89%	2.82%	7.54%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$131,094		$141,158	$143,633	$97,303	$80,467	$76,656
Ratio of expenses to average net assets:
Before expense reimbursements	0.86	%(e)	1.01%	0.96%	0.92%	0.91%	0.93%
After expense reimbursements(f)	0.76	%(e)	0.80%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	4.38	%(e)	4.20%	3.70%	3.65%	3.80%	3.43%
After expense reimbursements	4.48	%(e)	4.41%	3.91%	3.82%	3.96%	3.61%
Portfolio turnover	29	%(d)	133%	144%	153%	169%	141%

Icon Flexible Bond Fund
Investor Shares(g)	Period Ended December 31, 2020		Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018(b)	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of year	$9.02		$9.31	$9.21	$9.39	$9.51	$9.17
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(c)	0.10		0.38	0.34	0.33	0.33	0.31
Net gain/(loss) on securities (both realized and unrealized)	0.29		(0.28)	0.18	(0.19)	(0.10)	0.34
Total from investment operations	0.39		0.10	0.52	0.14	0.23	0.65
LESS DISTRIBUTIONS
Dividends from net investment income	(0.08)		(0.39)	(0.42)	(0.32)	(0.35)	(0.31)
Distributions from capital gains	—		—	—	—	—	—
Total distributions	(0.08)		(0.39)	(0.42)	(0.32)	(0.35)	(0.31)
Net asset value, end of year or period	$9.33		$9.02	$9.31	$9.21	$9.39	$9.51

Total return(h)	4.36	%(d)	1.12%	5.76%	1.55%	2.48%	7.25%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$10,667		$10,661	$5,733	$3,685	$3,859	$6,100
Ratio of expenses to average net assets:
Before expense reimbursements	1.11	%(e)	1.32%	1.39%	1.45%	1.41%	1.38%
After expense reimbursements(f)	1.01	%(e)	1.05%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	4.13	%(e)	3.90%	3.29%	3.13%	3.13%	2.98%
After expense reimbursements	4.23	%(e)	4.17%	3.68%	3.58%	3.54%	3.36%
Portfolio turnover	29	%(d)	133%	144%	153%	169%	141%

(a)	Calculated based upon average shares outstanding.
(b)	Prior to January 23, 2018, the ICON Flexible Bond Fund was known as the ICON Bond Fund.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized.
(e)	Annualized.
(f)

Effective for the year ended September 30, 2020, CCO Fees and reorganization costs are not included in the expense limitation. For all years presented, interest expense, when applicable, is not included in the expense limitation.

(g)	Formerly named ICON Flexible Bond Fund - Class A.
(h)	The total return calculation excludes any sales charges.

See accompanying notes to financial statements.

Financial Highlights For a Share Outstanding Throughout Each Year or Period (Continued)

Icon Health & Information Technology Fund(a)
Institutional Shares(b)	Period Ended December 31, 2020		Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of year	$18.75		$15.46	$17.19	$19.14	$17.96	$14.95
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(c)	(0.03)		(0.09)	(0.04)	(0.10)	(0.10)	(0.07)
Net gain/(loss) on securities (both realized and unrealized)	3.47		4.10	0.35	2.09	4.53	3.08
Total from investment operations	3.44		4.01	0.31	1.99	4.43	3.01
LESS DISTRIBUTIONS
Dividends from net investment income	—		—	—	(0.08)	—	—
Distributions from capital gains	(0.74)		(0.72)	(2.04)	(3.86)	(3.25)	—
Total distributions	(0.74)		(0.72)	(2.04)	(3.94)	(3.25)	—
Net asset value, end of year or period	$21.45		$18.75	$15.46	$17.19	$19.14	$17.96

Total return	18.59	%(d)	26.59%	5.12%	11.82%	29.46%	20.13%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$125,057		$109,619	$54,263	$61,474	$71,249	$48,953
Ratio of expenses to average net assets:
Before expense reimbursements	1.29	%(e)	1.46%	1.49%	1.41%	1.42%	1.49%
After expense reimbursements(f)	1.29	%(e)	1.46%	1.49%	1.41%	1.42%	1.49%
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	(0.53	)%(e)	(0.54)%	(0.25)%	(0.60)%	(0.58)%	(0.46)%
After expense reimbursements	(0.53	)%(e)	(0.54)%	(0.25)%	(0.60)%	(0.58)%	(0.46)%
Portfolio turnover	13	%(d)	67%	92%	98%	116%	94%

Icon Health & Information Technology Fund(a)
Investor Shares(g)	Period Ended December 31, 2020		Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018		Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of year	$17.80		$14.74	$16.55	$18.55		$17.55	$14.65
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(c)	(0.04)		(0.13)	(0.07)	(0.16)		(0.15)	(0.11)
Net gain/(loss) on securities (both realized and unrealized)	3.29		3.91	0.30	2.02		4.40	3.01
Total from investment operations	3.25		3.78	0.23	1.86		4.25	2.90
LESS DISTRIBUTIONS
Dividends from net investment income	—		—	—	(0.00	)(h)	—	—
Distributions from capital gains	(0.74)		(0.72)	(2.04)	(3.86)		(3.25)	—
Total distributions	(0.74)		(0.72)	(2.04)	(3.86)		(3.25)	—
Net asset value, end of year or period	$20.31		$17.80	$14.74	$16.55		$18.55	$17.55

Total return(i)	18.52	%(d)	26.31%	4.79%	11.43%		29.08%	19.80%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$3,199		$2,948	$1,463	$2,101		$2,836	$2,631
Ratio of expenses to average net assets:
Before expense reimbursements	1.54	%(e)	2.13%	2.30%	2.00%		2.01%	2.17%
After expense reimbursements(f)	1.54	%(e)	1.76%	1.75%	1.75%		1.75%	1.75%
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	(0.76	)%(e)	(1.21)%	(1.05)%	(1.20)%		(1.16)%	(1.12)%
After expense reimbursements	(0.76	)%(e)	(0.83)%	(0.50)%	(0.95)%		(0.90)%	(0.70)%
Portfolio turnover	13	%(d)	67%	92%	98%		116%	94%

(a)	Formerly named ICON Information Technology Fund.
(b)	Information prior to the reorganization date of July 10, 2020 is that of the accounting and performance survivor, ICON Information Technology Fund - Class S.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized.
(e)	Annualized.
(f)

Effective for the year ended September 30, 2020, CCO Fees and reorganization costs are not included in the expense limitation. For all years presented, interest expense, when applicable, is not included in the expense limitation.

(g)	Information prior to the reorganization date of July 10, 2020 is that of the accounting and performance survivor, ICON Information Technology Fund - Class A.
(h)	Amount less than $(0.005).
(i)	The total return calculation excludes any sales charges.

See accompanying notes to financial statements.

Financial Highlights For a Share Outstanding Throughout Each Year or Period (Continued)

Icon Natural Resources and Infrastructure Fund(a)
Institutional Shares(b)	Period Ended December 31, 2020		Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016(c)
Net asset value, beginning of year	$11.78		$12.49	$16.45	$15.32	$12.82	$11.86
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(d)	0.02		0.08	0.19	0.31	0.01	0.10
Net gain/(loss) on securities (both realized and unrealized)	2.00		(0.59)	(1.80)	1.01	2.56	1.80
Total from investment operations	2.02		(0.51)	(1.61)	1.32	2.57	1.90
LESS DISTRIBUTIONS
Dividends from net investment income	(0.04)		(0.20)	(0.33)	—	(0.07)	(0.06)
Distributions from capital gains	—		—	(2.02)	(0.19)	—	(0.88)
Total distributions	(0.04)		(0.20)	(2.35)	(0.19)	(0.07)	(0.94)
Net asset value, end of year or period	$13.76		$11.78	$12.49	$16.45	$15.32	$12.82

Total return	17.18	%(e)	(4.21)%	(7.63)%	8.68%	20.13%	17.24%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$104,241		$98,786	$55,353	$76,916	$69,444	$65,787
Ratio of expenses to average net assets:
Before expense reimbursements	1.35	%(f)	1.58%	1.70%	1.58%	1.52%	1.59%
After expense reimbursements(g)	1.35	%(f)	1.48%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	0.55	%(f)	0.58%	1.33%	1.86%	0.06%	0.70%
After expense reimbursements	0.55	%(f)	0.68%	1.53%	1.94%	0.08%	0.79%
Portfolio turnover	22	%(e)	133%	111%	117%	68%	81%

Icon Natural Resources and Infrastructure Fund(a)
Investor Shares(h)	Period Ended December 31, 2020		Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016(b)
Net asset value, beginning of year	$11.64		$12.36	$16.25	$15.17	$12.73	$11.75
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(d)	0.01		0.05	0.16	0.29	(0.03)	0.06
Net gain/(loss) on securities (both realized and unrealized)	1.96		(0.57)	(1.78)	0.98	2.54	1.81
Total from investment operations	1.97		(0.52)	(1.62)	1.27	2.51	1.87
LESS DISTRIBUTIONS
Dividends from net investment income	(0.04)		(0.20)	(0.25)	—	(0.07)	(0.01)
Distributions from capital gains	—		—	(2.02)	(0.19)	—	(0.88)
Total distributions	(0.04)		(0.20)	(2.27)	(0.19)	(0.07)	(0.89)
Net asset value, end of year or period	$13.57		$11.64	$12.36	$16.25	$15.17	$12.73

Total return(i)	16.96	%(e)	(4.40)%	(7.92)%	8.43%	19.81%	17.05%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$5,658		$5,001	$2,733	$4,231	$5,629	$4,451
Ratio of expenses to average net assets:
Before expense reimbursements	1.60	%(f)	2.10%	2.19%	1.86%	1.91%	2.02%
After expense reimbursements(f)	1.60	%(f)	1.75%	1.75%	1.75%	1.75%	1.75%
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	0.30	%(f)	0.05%	0.85%	1.71%	(0.35)%	0.24%
After expense reimbursements	0.30	%(f)	0.40%	1.29%	1.82%	(0.19)%	0.51%
Portfolio turnover	22	%(e)	133%	111%	117%	68%	81%

(a)	Formerly named ICON Natural Resources Fund.
(b)	Information prior to the reorganization date of July 10, 2020 is that of the accounting and performance survivor, ICON Natural Resources Fund - Class S.
(c)	Prior to January 22, 2016, the ICON Natural Resources Fund was known as the ICON Materials Fund.
(d)	Calculated based upon average shares outstanding.
(e)	Not annulaized.
(f)	Annualized.
(g)

Effective for the year ended September 30, 2020, CCO Fees and reorganization costs are not included in the expense limitation. For all years presented, interest expense, when applicable, is not included in the expense limitation.

(h)	Information prior to the reorganization date of July 10, 2020 is that of the accounting and performance survivor, ICON Natural Resources Fund - Class A.
(i)	The total return calculation excludes any sales charges.

See accompanying notes to financial statements.

Financial Highlights For a Share Outstanding Throughout Each Year or Period (Continued)

Icon Utilities and Income Fund(a)
Institutional Shares(b)	Period Ended December 31, 2020		Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017		Year Ended September 30, 2016
Net asset value, beginning of year	$8.99		$10.25	$8.85	$9.29	$9.49		$8.03
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(c)	0.05		0.18	0.26	0.28	0.27		0.30
Net gain/(loss) on securities (both realized and unrealized)	0.97		(0.91)	1.45	0.07	0.59		1.43
Total from investment operations	1.02		(0.73)	1.71	0.35	0.86		1.73
LESS DISTRIBUTIONS
Dividends from net investment income	(0.05)		(0.20)	(0.26)	(0.31)	(0.27)		(0.27)
Distributions from capital gains	(0.40)		(0.33)	(0.05)	(0.48)	(0.79)		—
Total distributions	(0.45)		(0.53)	(0.31)	(0.79)	(1.06)		(0.27)
Net asset value, end of year or period	$9.56		$8.99	$10.25	$8.85	$9.29		$9.49

Total return	11.42	%(d)	(7.35)%	19.76%	4.17%	9.88%		21.74%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$25,430		$25,038	$46,006	$30,883	$35,816		$43,864
Ratio of expenses to average net assets:
Before expense reimbursements	1.47	%(e)	1.63%	1.57%	1.60%	1.54%		1.59%
After expense reimbursements(f)	1.23	%(e)	1.28%	1.22%	1.22%	1.44	%(g)	1.50%
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	1.87	%(e)	1.62%	2.38%	2.82%	2.83%		3.15%
After expense reimbursements	2.11	%(e)	1.96%	2.73%	3.20%	2.93%		3.24%
Portfolio turnover	3	%(d)	24%	144%	156%	160%		168%

Icon Utilities and Income Fund(a)
Investor Shares(h)	Period Ended December 31, 2020		Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017		Year Ended September 30, 2016
Net asset value, beginning of year	$8.83		$10.07	$8.70	$9.14	$9.35		$7.92
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(c)	0.04		0.16	0.23	0.25	0.24		0.28
Net gain/(loss) on securities (both realized and unrealized)	0.96		(0.91)	1.43	0.08	0.59		1.40
Total from investment operations	1.00		(0.75)	1.66	0.33	0.83		1.68
LESS DISTRIBUTIONS
Dividends from net investment income	(0.05)		(0.16)	(0.24)	(0.29)	(0.25)		(0.25)
Distributions from capital gains	(0.40)		(0.33)	(0.05)	(0.48)	(0.79)		—
Total distributions	(0.45)		(0.49)	(0.29)	(0.77)	(1.04)		(0.25)
Net asset value, end of year or period	$9.38		$8.83	$10.07	$8.70	$9.14		$9.35

Total return(i)	11.33	%(d)	(7.69)%	19.47%	3.97%	9.63%		21.29%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year (000s)	$4,925		$4,797	$6,052	$5,540	$8,293		$15,868
Ratio of expenses to average net assets:
Before expense reimbursements	1.72	%(e)	1.83%	1.77%	1.73%	1.84%		1.79%
After expense reimbursements(f)	1.48	%(e)	1.53%	1.47%	1.47%	1.69	%(j)	1.75%
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	1.65	%(e)	1.45%	2.20%	2.62%	2.48%		3.10%
After expense reimbursements	1.89	%(e)	1.75%	2.50%	2.88%	2.63%		3.14%
Portfolio turnover	3	%(d)	24%	144%	156%	160%		168%

(a)	Formerly named ICON Utilities Fund.
(b)	Formerly named ICON Utilities Fund - Class S.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized.
(e)	Annualized.
(f)

Effective for the year ended September 30, 2020, CCO Fees and reorganization costs are not included in the expense limitation. For all years presented, interest expense, when applicable, is not included in the expense limitation.

(g)	Effective July 1, 2017, the annual expense limitation rate changed from 1.50% to 1.22%.
(h)	Formerly named ICON Utilities Fund - Class A.
(i)	The total return calculation excludes any sales charges.
(j)	Effective July 1, 2017, the annual expense limitation rate changed from 1.75% to 1.47%

See accompanying notes to financial statements.

ICON Funds	Notes to Financial Statements	December 31, 2020

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

SCM Trust (the “Trust”), a Massachusetts business trust formed in July 1988 is registered as an investment company under the Investment Company Act of 1940, as amended. The Trust consists of twelve separate series, seven of which are included in these financial statements. On August 13, 2020, the fiscal year end of the ICON Equity Fund, the ICON Equity Income Fund, the ICON Consumer Select Fund, the ICON Flexible Bond Fund, ICON Health and Information Technology Fund, The ICON Natural Resources Fund, and the ICON Utilities and Income Fund was changed from September 30 to December 31, effective December 31, 2020.

ICON Consumer Select Fund is an open-end non-diversified series of the Trust. The inception date of the Fund is July 10, 2020. The Fund’s investment objective is to seek long-term capital appreciation. The Fund is the successor fund to three series of ICON Funds, the ICON Consumer Discretionary Fund, the ICON Financial Fund, and the ICON Consumer Staples Fund. The ICON Consumer Discretionary Fund and the ICON Financial Fund were reorganized into the Fund pursuant to a reorganization that that took place after the close of business on July 10, 2020. The ICON Consumer Staples Fund was reorganized into the Fund pursuant to a reorganization that took place after the close of business on July 31, 2020. All historic performance and financial information presented is that of the ICON Financial Fund, which was the accounting and performance survivor of the reorganizations. Historic information presented for the Institutional Class and Investor Classes shares is based on that of the Class S and Class A shares, respectively, of the ICON Financial Fund.

ICON Equity Fund is an open-end diversified series of the Trust. The inception date of the Fund is July 10, 2020. The Fund’s investment objective is to seek capital appreciation, with a secondary objective of capital preservation to provide long-term growth. The Fund is the successor fund to three series of ICON Funds, the ICON Fund, the ICON Long/Short Fund, and the ICON Opportunities Fund, pursuant to a reorganization that that took place after the close of business on July 10, 2020. All historic performance and financial information presented is that of the ICON Long/Short Fund, which was the accounting and performance survivor of the reorganizations. Historic information presented for the Institutional Class and Investor Classes shares is based on that of the Class S and Class A shares, respectively, of the ICON Long/Short Fund. The ICON Fund and the ICON Long/Short Fund each also had Class C shares, each of which were reorganized into the Investor Class of the ICON Equity Fund.

ICON Equity Income Fund is an open-end diversified series of the Trust. The inception date of the Fund is July 10, 2020. The Fund’s investment objective is to seek modest capital appreciation and income. The Fund is the successor fund to two series of ICON Funds, the ICON Equity Income Fund (the “Predecessor Equity Income Fund”) and the ICON Risk-Managed Balanced Fund, pursuant to reorganizations that that took place after the close of business on July 10, 2020 and September 25, 2020, respectively. All historic performance and financial information presented is that of the Predecessor Equity Income Fund, which was the accounting and performance survivor of the reorganizations. Historic information presented for the Institutional Class and Investor Classes shares is based on that of the Class S and Class A shares, respectively, of the Predecessor Equity Income Fund. The Predecessor Equity Income Fund and the ICON Risk-Managed Balanced Fund each also had Class C shares, each of which were reorganized into the Investor Class of the ICON Equity Income Fund.

ICON Flexible Bond Fund is an open-end diversified series of the Trust. The inception date of the Fund is July 10, 2020. The Fund’s investment objective is to seek maximum total return. The Fund is the successor fund to the ICON Flexible Bond Fund, a series of ICON Funds (the “Predecessor Flexible Bond Fund”), pursuant to a reorganization that that took place after the close of business on July 10, 2020. All historic performance and financial information presented is that of the Predecessor Flexible Bond Fund, which was the accounting and performance survivor of the reorganization. Historic information presented for the Institutional Class and Investor Classes shares is based on that of the Class S and Class A shares, respectively, of the Predecessor Flexible Bond Fund. The Predecessor Flexible Bond Fund also had Class C shares, each of which were reorganized into the Investor Class of the ICON Flexible Bond Fund.

ICON Health and Information Technology Fund is an open-end non-diversified series of the Trust. The inception date of the Fund is July 10, 2020. The Fund’s investment objective is to seek long-term capital appreciation. The Fund is the successor fund to two series of ICON Funds, the ICON Information Technology Fund and the ICON Healthcare Fund pursuant to a reorganization that that took place after the close of business on July 10, 2020. All historic performance and financial information presented is that of the ICON Information Technology Fund, which was the accounting and performance survivor of the reorganizations. Historic information presented for the Institutional Class and Investor Classes shares is based on that of the Class S and Class A shares, respectively, of the ICON Information Technology Fund.

ICON Natural Resources and Infrastructure Fund is an open-end non-diversified series of the Trust. The inception date of the Fund is July 10, 2020. The Fund’s investment objective is to seek long-term capital appreciation. The Fund is the successor fund to three series of ICON Funds, the ICON Energy Fund, the ICON Natural Resources Fund, and the ICON Industrials Fund, pursuant to a reorganization that that took place after the close of business on July 10, 2020. All historic performance and financial information presented is that of the ICON Natural Resources Fund, which was the accounting and performance survivor of the reorganizations. Historic information presented for the Institutional Class and Investor Classes shares is based on that of the Class S and Class A shares, respectively, of the ICON Natural Resources Fund. The ICON Energy Fund and the ICON Natural Resources Fund each also had Class C shares, each of which were reorganized into the Investor Class of the ICON Natural Resources and Infrastructure Fund.

ICON Utilities and Income Fund is an open-end non-diversified series of the Trust. The inception date of the Fund is July 10, 2020. The Fund’s investment objective is to seek long-term capital appreciation. The Fund is the successor fund to the ICON Utilities Fund, a series of ICON Funds, pursuant to a reorganization that occurred after the close of business on July 10, 2020. All historic performance and financial information presented is that of the ICON Utilities Fund, which was the accounting and performance survivor of the reorganizations. Historic information presented for the Institutional Class and Investor Classes shares is based on that of the Class S and Class A shares, respectively, of the ICON Utilities Fund.

The Trust follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services – Investment Companies”.

(a)    Security Valuation — Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, U.S. Treasury yield curve or relevant benchmark curve, and other market information, which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available (“Other Market Information”). Equity securities listed on a national or international exchange are valued at the last reported sales price. Futures contracts are valued at the settle price, depending on the exchange the contract trades on, typically as of 4:15 p.m., Eastern Time. Municipal securities are valued by an independent pricing service at a price determined by a matrix pricing method. This technique generally considers such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. U.S. government securities for which

ICON Funds	Notes to Financial Statements (Continued)	December 31, 2020

market quotations are readily available are valued at the mean between the closing bid and asked prices provided by an independent pricing service. U.S. agency securities consisting of mortgage pass-through certificates are valued using dealer quotations provided by an independent pricing service. U.S. Treasury Bills are valued at amortized cost which approximates market value. Securities with remaining maturities of 60 days or less are valued on the amortized cost basis as reflecting fair value.

Securities for which market quotes are not readily available from the Trust’s third-party pricing service are valued at fair value, determined in good faith and in accordance with procedures adopted by the Board of Trustees. The Board has delegated to the Advisor’s Pricing Committee the responsibility for determining the fair value, subject to the Board oversight and the review of the pricing decisions at its quarterly meetings. For a description of the Advisor, see Note 2.

(b)     Federal Income Taxes — No provision is considered necessary for federal income taxes. The Funds intend to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to distribute all their taxable income to shareholders.

(c)    Short Sales — Short sales are transactions under which a Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

(d)    Municipal Bonds — Municipal bonds are debt obligations issued by the states, possessions, or territories of the United States (including the District of Columbia) or a political subdivision, public instrumentality, agency, public authority or other governmental unit of such states, possessions, or territories (e.g., counties, cities, towns, villages, districts and authorities). Municipal bonds may be issued as taxable securities, or as federally tax-exempt securities. States, possessions, territories and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works, gas, and electric utilities. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Municipal bonds may be general obligation bonds or revenue bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not usually payable from the general taxing power of a municipality. In addition, certain types of “private activity” bonds may be issued by public authorities to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities and for water supply, gas, electricity and waste disposal facilities. Other types of private activity bonds are used to finance the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities. Current federal tax laws place substantial limitations on the size of certain of such issues. In certain cases, the interest on a private activity bond may not be exempt from federal income tax or the alternative minimum tax.

(e)     Security Transactions, Investment Income and Distributions to Shareholders — Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for, in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method or, where applicable, to the first call date of the securities. Distributions to shareholders are recorded on the ex-dividend date for the Funds. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for PFICs, wash sales, REIT adjustments and post-October capital losses.

Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from a Fund’s investments in real estate investment trusts (“REITs”) are reported to the Fund after the end of the calendar year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Fund after the end of the calendar year. Estimates are based on the most recent REIT distribution information available.

These “Book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences do not require reclassification.

(f)     Foreign Currency Translation — Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the company’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

(g)     Concentration — Cash & Cash Equivalents: The Funds consider their investment in a Federal Deposit Insurance Corporation (“FDIC”) insured interest bearing account to be cash and cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Funds maintain cash balances, which, at times may exceed federally insured limits. The Funds maintain these balances with a high-quality financial institution.

Concentration of Credit Risk: Each Fund places its cash with a banking institution, which is insured by FDIC. The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Funds to a credit risk. The Funds do not believe that such deposits are subject to any unusual risk associated with investment activities.

ICON Funds	Notes to Financial Statements (Continued)	December 31, 2020

(h)     Use of Estimates in Financial Statements — In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, Shelton Capital makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expense during the year. Actual results may differ from these estimates.

(i)     Share Valuations — The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. A Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share of each Fund is equal to a Fund’s NAV per share.

(j)     Accounting for Uncertainty in Income Taxes — The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Shelton Capital has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2017-2019) or expected to be taken in the Fund’s 2020 tax returns. The Funds identify its major tax jurisdictions as U.S. Federal, however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

(k)     Fair Value Measurements — The Funds utilize various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following table summarizes the valuation of the Trust’s securities at December 31, 2020 using fair value hierarchy:

	Level 1(a)	Level 2(a)	Level 3(a)
Fund	Investments in Securities(b)	Investments in Securities(c)	Investments in Securities	Total Assets
ICON Consumer Select Fund	$55,643,928	$—	$—	$55,643,928
ICON Equity Fund	72,345,227	—	—	72,345,227
ICON Equity Income Fund	79,674,702	2,806,156	—	82,480,858
ICON Flexible Bond Fund	38,479,826	102,656,502	—	141,136,328
ICON Health and Information Technology Fund	127,672,321	—	—	127,672,321
ICON Natural Resources & Infrastructure Fund	111,355,091	—	—	111,355,091
ICON Utilities and Income Fund	30,389,386	—	—	30,389,386

(a)	It is the Fund’s policy to recognize transfers between levels on the last day of the fiscal reporting period. There were no transfers in or out of Level 2, and Level 3 as of FYE
(b)

All publicly traded common stocks and preferred stocks held in the Funds are Level 1 securities. For a detailed break-out of equity securities by major industry classification, please refer to the Portfolio of Investments.

(c)	All fixed income securities held in the Funds are Level 2 securities. For a detailed break-out of fixed income securities by type, please refer to the Portfolio of Investments.

(l)     Disclosure about Derivative Instruments and Hedging Activities — The Fund has adopted enhanced disclosure regarding derivative and hedging activity intended to improve financial reporting of derivative instruments by enabling investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

(m)    LIBOR Transition Risk — The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR Will cease to be published after that time. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds Is uncertain.

(n)    COVID-19 Risks — A recent outbreak of respiratory disease caused by a novel coronavirus was first detected in December 2019 and has now been detected internationally. This coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. In addition, the impact of infectious diseases in developing or

ICON Funds	Notes to Financial Statements (Continued)	December 31, 2020

emerging market countries may be greater due to less established health care systems. Health crises caused by the recent coronavirus outbreak may exacerbate other pre-existing political, social and economic risks in certain countries. The impact of the outbreak may be short term or may last for an extended period of time.

NOTE 2 – INVESTMENT MANAGEMENT FEE AND OTHER RELATED PARTY TRANSACTIONS

Shelton provides each Fund with management and administrative services pursuant to investment management and administration servicing agreements.

In accordance with the terms of the management agreement, the Advisor receives compensation at the following annual rates:

Fund	% of Net Assets
ICON Consumer Select Fund	1.00%
ICON Equity Fund	0.75%
ICON Equity Income Fund	0.75%
ICON Flexible Bond Fund	0.60%
ICON Health and Information Technology Fund	1.00%
ICON Natural Resources & Infrastructure Fund	1.00%
ICON Utilities and Income Fund	1.00%

The Advisor contractually agreed to reduce total operating expense to certain Funds of the Trust. This additional contractual reimbursement (excluding certain compliance costs, extraordinary expenses such as litigation or merger and reorganization expenses, for example) is effective until the dates listed below, unless renewed, and is subject to recoupment within three fiscal years following reimbursement. Recoupment is limited to the extent the reimbursement does not exceed any applicable expense limit and the effect of the reimbursement is measured after all ordinary operating expenses are calculated; any such reimbursement is subject to the Board of Trustees’ review and approval. Reimbursements from the Advisor to affected Funds, and the expense limits, for the period ended December 31, 2020 are as follows:

	Expense Limitation
Fund	Institutional Shares	Investor Shares	Expiration
ICON Consumer Select Fund	1.50%	1.75%	5/20/21
ICON Equity Fund	1.25%	1.50%	5/20/21
ICON Equity Income Fund	0.99%	1.24%	1/31/22
ICON Flexible Bond Fund	0.75%	1.00%	1/31/22
ICON Health and Information Technology Fund	1.50%	1.75%	5/20/21
ICON Natural Resources & Infrastructure Fund	1.50%	1.75%	5/20/21
ICON Utilities and Income Fund	1.22%	1.47%	1/31/22

At December 31, 2020, the remaining cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Funds that may be reimbursed was $145,696. The Advisor may recapture a portion of the above amount no later than the dates as stated below.

Fund	Expires 9/30/2023	Expires 12/31/23	Total
ICON Consumer Select Fund	$—	$—	$—
ICON Equity Fund	—	—	—
ICON Equity Income Fund	17,775	11,132	28,907
ICON Flexible Bond Fund	45,652	38,363	84,015
ICON Health and Information Technology Fund	—	—	—
ICON Natural Resources & Infrastructure Fund	—	—	—
ICON Utilities and Income Fund	14,724	18,050	32,774
Total	$78,151	$67,545	$145,696

A Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses. Any such reimbursement is contingent upon the Board of Trustees review and approval prior to the time the reimbursement is initiated.

As compensation for administrative duties not covered by the management agreement, Shelton receives an administration fee, which was revised on January 1, 2011. The administration fee is based on assets held, in aggregate, by the SCM Trust and other funds within the same “family” of investment companies managed and administered by Shelton. The fee rates are 0.10% on the first $500 million, 0.08% on the next $500 million, and 0.06% on combined assets over $1 billion. Administration fees are disclosed in the Statement of Operations.

Certain officers and trustees of the Trust are also partners of Shelton. Steve Rogers has served as a trustee and Chairman of the Board of Trustees of the Trust since 1998, and President of the Trust since 1999. Mr. Rogers is also Chief Executive Officer of the Adviser. Gregory T. Pusch has served as the Chief Compliance Officer (“CCO”) of the Trust since March 2017. Mr. Pusch is also employed by Shelton, the Advisor and Administrator to the Trust. The Trust is responsible for the portion of his salary allocated to his duties as the CCO of the Trust during his employment, and Shelton is reimbursed by the Trust for this portion of his salary. The level of reimbursement is reviewed and determined by the Board of Trustees at least annually.

The Trust has adopted a Distribution Plan (the “Plan”), as amended July 29, 2017, pursuant to Rule 12b-1 under the Investment Company Act of 1940, whereby the Investor Shares of each Fund pays RFS Partners, the Funds’ distributor (the “Distributor”), an affiliate of the Advisor, for expenses that relate to the promotion and distribution of shares. Under the Plan, the Investor Shares of the Funds will pay the Distributor a fee at an annual rate of 0.25%, payable monthly, of the daily net assets attributable to such Fund’s Investor Shares.

ICON Funds	Notes to Financial Statements (Continued)	December 31, 2020

For the period ended December 31, 2020 the following were paid:

Fund	Investor Class 12b-1 Fees*
ICON Consumer Select Fund	$1,336
ICON Equity Fund	$12,139
ICON Equity Income Fund	$23,427
ICON Flexible Bond Fund	$6,636
ICON Health and Information Technology Fund	$1,756
ICON Natural Resources & Infrastructure Fund	$3,301
ICON Utilities and Income Fund	$2,920

*	For the period October 1, 2020 through December 31, 2020.

Management fees, administration fees, expense reimbursement from the Advisor, CCO fees and Trustees fees incurred during the period are included in the Statement of Operations.

NOTE 3 – PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities other than short-term instruments for the period ended December 31, 2020 were as follows:

Fund	Purchases	Sales	Purchases (Excluding U.S. Government Obligations)	Sales (Excluding U.S. Government Obligations)
ICON Consumer Select Fund	$7,568,689	$10,928,507	$7,568,689	$10,928,507
ICON Equity Fund	8,801,682	14,164,825	8,801,682	14,164,825
ICON Equity Income Fund	5,844,872	14,644,279	5,844,872	14,644,279
ICON Flexible Bond Fund	29,262,992	39,256,803	19,123,555	27,010,679
ICON Health and Information Technology Fund	15,646,423	20,118,491	15,646,423	20,118,491
ICON Natural Resources & Infrastructure Fund	23,551,379	34,116,353	23,551,379	34,116,353
ICON Utilities and Income Fund	798,265	3,331,792	798,265	3,331,792

NOTE 4 – TAX CHARACTER

Reclassifications: Accounting principles generally accepted in the United States of America require certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. The reclassification was as follows:

	Increase/ (Decrease) Paid-In Capital	Increase/ (Decrease) Accumulated Gain/(Loss)
ICON Consumer Select Fund	$(65,239)	$65,239
ICON Equity Income Fund	(724,700)	724,700
ICON Flexible Bond Fund	(2,487)	2,487
ICON Health and Information Technology Fund	(230,504)	230,504
ICON Utilities and Income Fund	(159,408)	159,408

Tax Basis of Distributable Earnings: The tax character of distributable earnings at December 31, 2020 was as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carry Forwards	Unrealized Appreciation/ (Depreciation)	Post October and Other Losses	Total Distributable Earnings
ICON Consumer Select Fund	$—	$702,402	$(3,608,802)	$14,617,599	$—	$11,711,199
ICON Equity Fund	1,233,662	315,597	(1,215,894)	27,850,211	—	28,183,576
ICON Equity Income Fund	—	—	(2,238,923)	12,210,313	—	9,971,390
ICON Flexible Bond Fund	638,340	—	(5,568,488)	1,783,964	(496,401)	(3,642,585)
ICON Health and Information Technology Fund	—	6,836,259	(1,407,266)	48,193,019	—	53,622,012
ICON Natural Resources & Infrastructure Fund	138,408	—	(246,051,024)	22,038,037	—	(223,874,579)
ICON Utilities and Income Fund	—	—	—	3,129,346	—	3,129,346

The difference between book basis and tax basis unrealized appreciation/(depreciation) is attributable primarily to wash sales and PFICs.

ICON Funds	Notes to Financial Statements (Continued)	December 31, 2020

Capital Losses: Capital loss carry forwards, as of December 31, 2020, available to offset future capital gains, if any, are as follows:

Expiring	ICON Consumer Select Fund*	ICON Equity Fund**	ICON Equity Income Fund	ICON Flexible Bond Fund
Long Term with No Expiration	$—	$—	$(2,238,923)	$(3,036,843)
Short Term with No Expiration	—	—	—	(2,531,645)
Long Term with Expiration	(1,008,940)	—	—	—
Short Term with Expiration	(2,599,862)	(1,215,894)	—	—
Total	$(3,608,802)	$(1,215,894)	$(2,238,923)	$(5,568,488)

Expiring	ICON Health and Information Technology Fund***	ICON Natural Resources & Infrastructure Fund****
Long Term with No Expiration	$—	$(27,912,820)
Short Term with No Expiration	—	(9,420,845)
Long Term with Expiration	—	(119,775,913)
Short Term with Expiration	(1,407,471)	(88,941,446)
Total	$(1,407,471)	$(246,051,024)

*	Subject to an annual limitation of $270,264 under §382 of the Code through year 14, year 15 limit is $252,613 and year 16 limit is $113,021.
**	Subject to an annual limitation of $133,945 under §382 of the Code through 2030, year 12 limit is $10,389.
***	Subject to an annual limitation of $601,938 under §382 of the Code, $151,721 for year 2, $601,398 for year 3 and 4, and $203,390 for year 5.
****	Subject to an annual limitation of $678,984 under §382 of the Code through through year 8, year 9 limit is $644,536 and an annual limitation if $577,350 thereafter.

Distributions to Shareholders: Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund. The tax character of distributions paid during the period and years ended December 31, 2020, September 30, 2020 and September 30, 2019 are as follows:

Fund	Year or Period Ended	Return of Capital	Ordinary Income	Long-Term Capital Gains(a)	Exempt-Interest Dividends	Total Distributions
ICON Consumer Select Fund	September 30, 2019	$—	$244,510	$—	$—	$244,510
	September 30, 2020	—	336,028	471,401	—	807,429
	December 31, 2020	—	—	—	—	—
ICON Equity Fund	September 30, 2019	—	—	312,036	—	312,036
	September 30, 2020	—	—	757,121	—	757,121
	December 31, 2020	—	—	—		—
ICON Equity Income Fund	September 30, 2019	—	2,166,210	39,923	—	2,206,133
	September 30, 2020	—	2,533,730	916,555	—	3,450,285
	December 31, 2020	—	1,628,166	—		1,628,166
ICON Flexible Bond Fund	September 30, 2019	—	6,122,522	—	—	6,122,522
	September 30, 2020	—	7,062,566	—	—	7,062,566
	December 31, 2020	—	1,376,881	—	—	1,376,881
ICON Health and Information Technology Fund	September 30, 2019	—	5,119,639	2,164,142	—	7,283,781
	September 30, 2020	—	—	2,469,081	—	2,469,081
	December 31, 2020	—	—	4,329,118	—	4,329,118
ICON Natural Resources & Infrastructure Fund	September 30, 2019	—	5,186,377	5,752,876	—	10,939,253
	September 30, 2020	—	917,284	—	—	917,284
	December 31, 2020	—	349,796	—	—	349,796
ICON Utilities and Income Fund	September 30, 2019	—	1,276,398	164,374	—	1,440,772
	September 30, 2020	—	1,935,482	566,602	—	2,502,084
	December 31, 2020	—	541,608	862,023	—	1,403,631

(a)	The Funds designate Long-Term Capital Gain dividends pursuant to Section 852(b)(3) of the Internal Revenue Code for the year ended September 30, 2020.

ICON Funds	Notes to Financial Statements (Continued)	December 31, 2020

NOTE 5 – OFFSETTING OF FINANCIAL INSTRUMENTS AND DERIVATIVE ASSETS AND LIABILITIES

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been received by counterparties in connection with securities lending:

Fund	Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability	Collateral Pledged	Net Amount
ICON Equity Fund:	US Bank, NA	$1,916,683	$—	$(1,916,683)	$—
ICON Equity Income Fund:	US Bank, NA	$209,264	$—	$(209,264)	$—
ICON Flexible Bond Fund:	US Bank, NA	$2,775,071	$—	$(2,775,071)	$—
ICON Natural Resources and Infrastructure Fund:	US Bank, NA	$1,677,897	$—	$(1,677,897)	$—

Amounts relate to master netting agreements and collateral agreements which have been determined by the company to be legally enforceable in the event of default but where certain other criteria are not met in accordance with applicable offsetting accounting guidance. The collateral amounts may exceed the related net amounts of financial assets and liabilities presented in the statement of assets and liabilities. Where this is the case, the total amount reported is limited to the net amounts of financial assets and liabilities with that counterparty.

NOTE 6 – RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update No. 2018-13, “Fair Value Measurement (Topic 820: Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 will require the need to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 will also require that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019, and allows for early adoption of either the entire standard or only the provisions that eliminate or modify the requirements. Management has elected to adopt early the provisions that eliminate the disclosure requirements. Management is still currently evaluating the impact of applying the rest of the guidance.

NOTE 7 – REORGANIZATIONS

On June 3, 2020, the shareholders of the ICON Consumer Discretionary Fund approved the agreement and plan of reorganization providing for the transfer of assets and assumption of liabilities into the ICON Consumer Select Fund. ICON Consumer Select Fund is the performance and accounting survivor of the reorganization, as well as the legal and tax survivor. The reorganization was effective as of the close of business on July 10, 2020. The following table illustrates the specifics of the Fund’s reorganization:

ICON Consumer Discretionary Fund Pre-Reorganization Net Assets	New Shares issued to Shareholders of ICON Consumer Discretionary Fund	Consumer Select Fund Net Assets	Combined Net Assets	Tax Status of Transfer
$18,792,740(a)	2,150,511	$25,279,178	$44,071,918	Non-taxable

(a)	Includes accumulated realized losses and unrealized appreciation in the amounts of $(2,884,684) and $3,674,286, respectively, from the merged fund.

As of close of business on July 10, 2020, the classes were converted at the following rates:

Pre-Merger Class	Pre-Merger NAV	Rate	Shares	Dollars	Post-Merger NAV	Post Merger Class
ICON Consumer Discretionary Fund– A Class	$13.13	1.5057	60,322	$526,159	$8.72	ICON Consumer Select Fund – Investor Class
ICON Consumer Discretionary Fund– S Class	$13.88	1.5880	2,090,189	$18,266,581	$8.74	ICON Consumer Select Fund – Institutional Class

On June 16, 2020, the shareholders of the ICON Fund approved the agreement and plan of reorganization providing for the transfer of assets and assumption of liabilities into the ICON Equity Fund. The ICON Equity Fund is the performance and accounting survivor of the reorganization, as well as the legal and tax survivor. The reorganization was effective as of the close of business on July 10, 2020. The following table illustrates the specifics of the Fund’s reorganization:

ICON Fund Pre- Reorganization Net Assets	New Shares issued to Shareholders of ICON Fund	ICON Equity Fund Net Assets	Combined Net Assets	Tax Status of Transfer
$36,394,016(a)	1,450,487	$14,773,317	$63,726,389(b)	Non-taxable

(a)	Includes appreciation in the amount of $8,350,876 from the merged fund.
(b)	Combined net assets include the reorganization net assets of the ICON Fund and ICON Opportunities Fund.

ICON Funds	Notes to Financial Statements (Continued)	December 31, 2020

As of close of business on July 10, 2020, the classes were converted at the following rates:

Pre-Merger Class	Pre-Merger NAV	Rate	Shares	Dollars	Post-Merger NAV	Post Merger Class
ICON Fund– A Class	$16.76	0.6860	282,617	$6,902,840	$24.42	ICON Equity Fund – Investor Class
ICON Fund– C Class	$15.10	0.6184	255,155	$6,232,091	$24.42	ICON Equity Fund – Investor Class
ICON Fund– S Class	$18.05	0.7084	912,715	$23,259,085	$25.48	ICON Equity Fund – Institutional Class

On June 3, 2020, the shareholders of the ICON Opportunities Fund approved the agreement and plan of reorganization providing for the transfer of assets and assumption of liabilities into the ICON Equity Fund. The ICON Equity Fund is the performance and accounting survivor of the reorganization, as well as the legal and tax survivor. The reorganization was effective as of the close of business on July 10, 2020. The following table illustrates the specifics of the Fund’s reorganization:

ICON Opportunities Fund Pre-Reorganization Net Assets	New Shares issued to Shareholders of ICON Opportunities Fund	ICON Equity Fund Net Assets	Combined Net Assets	Tax Status of Transfer
$12,559,056(a)	492,833	$14,773,317	$63,726,389(b)	Non-taxable

(a)	Includes accumulated realized losses and unrealized depreciation in the amounts of $(1,285,585) and $(97,689), respectively, from the merged fund.
(b)	Combined net assets include the reorganization net assets of the ICON Fund and ICON Opportunities Fund.

As of close of business on July 10, 2020, the classes were converted at the following rates:

Pre-Merger Class	Pre-Merger NAV	Rate	Shares	Dollars	Post-Merger NAV	Post Merger Class
ICON Opportunities Fund– S Class	$11.67	0.4580	492,833	$12,559,056	$25.48	ICON Equity Fund – Institutional Class

On July 10, 2020, the shareholders of the ICON Energy Fund approved the agreement and plan of reorganization providing for the transfer of assets and assumption of liabilities into the ICON Natural Resources and Infrastructure Fund. The ICON Natural Resources and Infrastructure Fund is the performance and accounting survivor of the reorganization, as well as the legal and tax survivor. The reorganization was effective as of the close of business on July 10, 2020. The following table illustrates the specifics of the Fund’s reorganization:

ICON Energy Fund Pre- Reorganization Net Assets	New Shares issued to Shareholders of ICON Energy Fund	ICON Natural Resources and Infrastructure Fund Net Assets	Combined Net Assets	Tax Status of Transfer
$52,836,082(a)	5,058,302	$38,697,651	$100,389,461(b)	Non-taxable

(a)	Includes accumulated realized losses and unrealized depreciation in the amounts of $(208,827,696) and $(30,537,973), respectively, from the merged fund.
(b)	Combined net assets include the reorganization net assets of the ICON Energy Fund and ICON Industrials Fund.

As of close of business on July 10, 2020, the classes were converted at the following rates:

Pre-Merger Class	Pre-Merger NAV	Rate	Shares	Dollars	Post-Merger NAV	Post Merger Class
ICON Energy Fund– A Class	$5.72	0.5543	147,022	$1,518,698	$10.33	ICON Natural Resources and Infrastructure Fund – Investor Class
ICON Energy Fund– C Class	$5.42	0.5245	144,933	$1,497,135	$10.33	ICON Natural Resources and Infrastructure Fund – Investor Class
ICON Energy Fund– S Class	$5.78	0.5534	4,766,347	$49,820,249	$10.45	ICON Natural Resources and Infrastructure Fund – Institutional Class

ICON Funds	Notes to Financial Statements (Continued)	December 31, 2020

On June 3, 2020, the shareholders of the ICON Industrials Fund approved the agreement and plan of reorganization providing for the transfer of assets and assumption of liabilities into the ICON Natural Resources and Infrastructure Fund. The ICON Natural Resources and Infrastructure Fund is the performance and accounting survivor of the reorganization, as well as the legal and tax survivor. The reorganization was effective as of the close of business on July 10, 2020. The following table illustrates the specifics of the Fund’s reorganization:

ICON Industrials Fund Pre- Reorganization Net Assets	New Shares issued to Shareholders of ICON Industrials Fund	ICON Natural Resources and Infrastructure Fund Net Assets	Combined Net Assets	Tax Status of Transfer
$9,305,728(a)	890,908	$38,697,651	$100,389,461(b)	Non-taxable

(a)	Includes accumulated realized losses and unrealized appreciation in the amounts of $(728,016) and $103,405, respectively, from the merged fund.
(b)	Combined net assets include the reorganization net assets of the ICON Energy Fund and ICON Industrials Fund.

As of close of business on July 10, 2020, the classes were converted at the following rates:

Pre-Merger Class	Pre-Merger NAV	Rate	Shares	Dollars	Post-Merger NAV	Post Merger Class
ICON Industrials Fund– A Class	$13.29	1.2869	52,860	$546,034	$10.33	ICON Natural Resources and Infrastructure Fund – Investor Class
ICON Industrials Fund– S Class	$13.54	1.2958	838,048	$8,759,694	$10.45	ICON Natural Resources and Infrastructure Fund – Institutional Class

On July 10, 2020, the shareholders of the ICON Healthcare Fund approved the agreement and plan of reorganization providing for the transfer of assets and assumption of liabilities into the ICON Healthcare and Information Technology Fund. ICON Healthcare and Information Technology Fund is the performance and accounting survivor of the reorganization, as well as the legal and tax survivor. The reorganization was effective as of the close of business on July 10, 2020. The following table illustrates the specifics of the Fund’s reorganization:

ICON Healthcare Fund Pre- Reorganization Net Assets	New Shares issued to Shareholders of ICON Healthcare Fund	ICON Healthcare and Information Technology Fund Net Assets	Combined Net Assets	Tax Status of Transfer
$55,158,314(a)	3,127,315	$55,902,415	$111,060,729	Non-taxable

(a)	Includes accumulated realized losses and unrealized appreciation in the amounts of $(1,709,471) and $11,006,000, respectively, from the merged fund.

As of close of business on July 10, 2020, the classes were converted at the following rates:

Pre-Merger Class	Pre-Merger NAV	Rate	Shares	Dollars	Post-Merger NAV	Post Merger Class
ICON Healthcare Fund – A Class	$16.62	0.9910	93,171	$1,563,188	$16.78	ICON Healthcare and Information Technology Fund – Investor Class
ICON Healthcare Fund – S Class	$17.54	0.9930	3,034,144	$53,595,126	$17.66	ICON Healthcare and Information Technology Fund – Institutional Class

On July 24, 2020, the shareholders of the ICON Consumer Staples Fund approved the agreement and plan of reorganization providing for the transfer of assets and assumption of liabilities into the ICON Consumer Select Fund. ICON Consumer Select Fund is the performance and accounting survivor of the reorganization, as well as the legal and tax survivor. The reorganization was effective as of the close of business on July 31, 2020. The following table illustrates the specifics of the Fund’s reorganization:

ICON Consumer Staples Fund Pre-Reorganization Net Assets	New Shares issued to Shareholders of ICON Consumer Staples Fund	Consumer Select Fund Net Assets	Combined Net Assets	Tax Status of Transfer
$5,946,877(a)	657,151	$45,061,186	$51,008,063	Non-taxable

(a)	Includes accumulated realized losses and unrealized appreciation in the amounts of $(886,480) and $642,576, respectively, from the merged fund.

ICON Funds	Notes to Financial Statements (Continued)	December 31, 2020

As of close of business on July 31, 2020, the classes were converted at the following rates:

Pre-Merger Class	Pre-Merger NAV	Rate	Shares	Dollars	Post-Merger NAV	Post Merger Class
ICON Consumer Staples Fund– A Class	$6.69	0.7405	128,098	$1,157,308	$9.03	ICON Consumer Select Fund – Investor Class
ICON Consumer Staples Fund– S Class	$6.74	0.7440	529,053	$4,789,569	$9.05	ICON Consumer Select Fund – Institutional Class

On August 20th, 2020, the shareholders of the ICON Risk-Managed Balanced Fund approved the agreement and plan of reorganization providing for the transfer of assets and assumption of liabilities into the ICON Equity Income Fund. The ICON Equity Income Fund is the performance and accounting survivor of the reorganization, as well as the legal and tax survivor. The reorganization was effective as of the close of business on September 25, 2020. The following table illustrates the specifics of the Fund’s reorganization:

ICON Risk-Managed Balanced Fund Pre- Reorganization Net Assets	New Shares issued to Shareholders of ICON Risk-Managed Balanced Fund	ICON Equity Income Fund Net Assets	Combined Net Assets	Tax Status of Transfer
$23,191,045(a)	1,422,769	$56,406,450	$79,597,495	Non-taxable

(a)	Includes accumulated realized losses and unrealized appreciation in the amounts of $(43,667) and $1,000,554, respectively, from the merged fund.

As of close of business on September 25, 2020, the classes were converted at the following rates:

Pre-Merger Class	Pre-Merger NAV	Rate	Shares	Dollars	Post-Merger NAV	Post Merger Class
ICON Risk-Managed Balanced Fund – A Class	$15.03	0.9230	152,538	$2,483,964	$16.28	ICON Equity Income Fund – Investor Class
ICON Risk-Managed Balanced Fund – C Class	$14.00	0.8599	824,912	$13,433,024	$16.28	ICON Equity Income Fund – Investor Class
ICON Risk-Managed Balanced Fund – S Class	$15.43	0.9449	445,319	$7,274,057	$16.33	ICON Equity Income Fund – Institutional Class

Assuming the reorganizations had been completed on October 1, 2019, the beginning of the reporting period for each of the reorganizations, the pro forma results of operations for the year ended September 30, 2020, would be as follows:

	ICON Consumer Select Fund	ICON Equity Fund	ICON Health and Information Technology Fund	ICON Natural Resources and Infrastructure Fund
Net investment income/(loss)	$16,351	$(181,960)	$(516,488)	$1,704,171
Net realized gain/loss on investments	(2,394,731)	(1,462,864)	3,555,717	(47,358,723)
Change in unrealized appreciation/(depreciation) on investments	1,428,108	4,049,456	20,800,850	16,294,264
Net increase/(decrease) in net assets resulting from operations	$(950,272)	$2,404,632	$23,840,079	$(29,360,288)

NOTE 8 – SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued.

ICON Funds	Liquidity Risk Management Program Disclosure	December 31, 2020

The SCM Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”), as consistent with Rule 22e-4 to govern the Trust’s approach to managing liquidity risk for each series of the Trust (each, a “Fund” and collectively, the “Funds”). The Program is overseen by the Liquidity Committee (the “Committee”), which is comprised of investment, operations and legal and compliance professionals from Shelton Capital Management. The Board of Trustees of the Trust (the “Board”) has approved the designation of the Committee to oversee the Program.

The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to meet its redemption obligations in a timely manner. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Fund’s liquidity and the periodic classification and re-classification of the Fund’s investments into groupings that reflect the Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on November 6, 2020, the Committee provided a report (the “Report”) to the Board addressing the operation, adequacy, and effectiveness the Program, including any material changes to the Program for the period from the inception of the Trust’s program in December 2018 through December 2020 (“Reporting Period”). The Report concluded that the Trust’s Program was reasonably designed to assess and manage each Fund’s liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the Program during the Reporting Period. The Report further concluded that each Fund’s investment strategy continues to be appropriate given each Fund’s status as an open-end fund.

There can be no assurance that the Program will achieve its objectives in the future. Additional information regarding risks of investing in each Fund, including liquidity risks presented by the Trust’s investment portfolios, is found in the Trust’s Prospectus and Statement of Additional Information.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
of SCM Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the ICON Consumer Select Fund, ICON Equity Fund, ICON Equity Income Fund, ICON Flexible Bond Fund, ICON Health and Information Technology Fund, ICON Natural Resources and Infrastructure Fund and ICON Utilities and Income Fund (the successor funds to the Funds formerly known as ICON Financial Fund, ICON Long/Short Fund, ICON Equity Income Fund, ICON Flexible Bond Fund, ICON Information Technology Fund, ICON Natural Resources Fund and ICON Utilities Fund, respectively, the “Predecessor Funds”) (the “Funds”), each a series of SCM Trust (the “Trust”), including the schedules of investments, as of December 31, 2020, the related statements of operations, the statements of changes in net assets, and the financial highlights for the period ended December 31, 2020 and for the year end September 30, 2020, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2020, the results of their operations, the changes in their net assets, and their financial highlights for the periods then ended, in conformity with accounting principles generally accepted in the United States of America. The statement of changes in net assets for the year ended September 30, 2019 and the financial highlights for each of the four years in the period ended September 30, 2019 of the Predecessor Funds were audited by other auditors, and in their opinion dated November 25, 2019, they expressed an unqualified opinion on such financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2011.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and brokers, or through other appropriate auditing procedures when replies from brokers were unable to be obtained. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
March 1, 2021

ICON Funds	Additional Information	December 31, 2020

Fund Holdings

The Fund holdings shown in this report are as of December 31, 2020. Holdings are subject to change at any time, so holdings shown in the report may not reflect current Fund holdings. The Funds’ Form N-PORT filings, when available, will be available on the SEC’s website at www.sec.gov. The information filed in the Form N-PORT, when available, also may be obtained by calling (800) 955-9988.

Proxy Voting Policy

The Fund’s Statement of Additional Information (“SAI”) containing a description of the policies and procedures that the SCM Trust uses to determine how to vote proxies relating to portfolio securities, is available upon request, at no charge, at the phone number above, or on the SEC’s website at www.sec.gov. Because the Funds are newly organized, the Funds did not vote any proxies prior to June 30, 2020 and have not filed a proxy voting record. When available, the Funds’ proxy voting records relating to portfolio securities held during the 12-month period ended June 30, 2021 will be available upon request, at no charge, at the phone number above, or on the SEC’s website at www.sec.gov.

Board of Trustees and Executive Officers

Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and Executive Officers of the Funds:

Name	Address	Year of Birth	Position Held with the Trust	Length of Time Served
Stephen C. Rogers	1875 Lawrence Street, Suite 300 Denver, CO 80202	1966	Chairman of the Board, Trustee, President	Since August 1999 Since August 1999 Since August 1999
Kevin T. Kogler	1875 Lawrence Street, Suite 300 Denver, CO 80202	1966	Trustee	Since May 2006
Marco L. Quazzo	1875 Lawrence Street, Suite 300 Denver, CO 80202	1962	Trustee	Since August 2014
Stephen H. Sutro	1875 Lawrence Street, Suite 300 Denver, CO 80202	1969	Trustee	Since May 2006
William P. Mock	1875 Lawrence Street, Suite 300 Denver, CO 80202	1966	Treasurer	Since February 2010
Gregory T. Pusch	1875 Lawrence Street, Suite 300 Denver, CO 80202	1966	Chief Compliance Officer, Secretary	Since March 2017

Each Trustee oversees the Trust’s four Funds. The principal occupations of the Trustees and Executive Officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

Stephen C. Rogers*	Chief Executive Officer, Shelton Capital Management, 1999 to present.
Kevin T. Kogler	President & Founder of MicroBiz, LLC, 2012 to present; Principal, Robertson Piper Software Group, 2006 to 2012; Senior Vice President, Investment Banking, Friedman, Billings Ramsey, 2003 to 2006.
Marco L. Quazzo	Principal, Bartko Zankel Bunzel & Miller, March 2015-Present; Partner, Barg Coffin Lewis & Trapp LLP (law firm), 2008 to March 2015.
Stephen H. Sutro	Managing Partner, Duane Morris, LLP (law firm) 2014 to present; Partner, Duane Morris LLP (law firm), 2003 to present.
William P. Mock	Portfolio Manager, Shelton Capital Management, 2010 to present.
Gregory T. Pusch	Principal Occupations Past five years: Global Head of Risk & Compliance, Matthews Asia 2015-2016; Head of Legal & Regulatory Compliance / CCO, HarbourVest Partners 2012-2015.

Additional information about the Trustees may be found in the SAI, which is available without charge by calling (800) 955-9988.

*

Trustee deemed to be an “interested person” of the Trust, as defined in the Investment Company Act of 1940. Mr. Rogers is an interested person because he is the CEO of Shelton Capital Management, the Trust’s Advisor and Administrator.

ITEM 2. CODE OF ETHICS.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.
(c)	Not applicable
(d)	Not applicable
(e)	Not applicable
(f)	A copy of its code of ethics that applies to its principal executive officer and principal financial and accounting officer. A copy of the code of ethics is available upon request, at no charge, at 1(800) 955-9988.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	As of the end of the Reporting Period, Registrant does not have a named audit committee financial expert serving on its audit committee.
(a)(2)	Not applicable
(a)(3)	Since April 2011, no single independent trustee meets the criteria of "audit committee financial expert". The Board has determined that the collective skills of the audit committee members are sufficient to satisfy the requirements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)-(d)

The following table presents the aggregate fees billed to the registrant for fiscal years ended December 31, 2019 and December 31, 2020 for professional services rendered for the audit of the annual financial statements or services provided by the accountant in connection with statutory and regulatory filings or engagements for each of the fiscal years.

	12/31/19	12/31/20
Audit Fees	$52,500	$62,125
Audit-Related Fees	0	0
Tax Fees *	12,000	19,000
All Other Fees	0	0
Total	$64,500	$81,125

*	Tax Fees consist of the aggregate fees billed for professional services rendered to the registrant by the principal accountant for tax compliance, tax advice, and tax planning and specifically include fees for review or preparation of U.S. federal, state, local and excise tax returns; U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and tax advice regarding tax qualification.

(e)(1)	In accordance with the Audit Committee Charter, the Audit Committee shall pre-approve the engagement of the auditor, including the fees to be paid to the auditor, to provide any audit or non-audit services to the registrant and any non-audit services to the registrant’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant. The Chairman of the Audit Committee may pre-approve certain services to be provided by the auditor to the registrant. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

(e) (2)	All of the services provided to the Registrant described in paragraphs (b)-(d) of Item 4 were pre-approved by the audit committee.
(f)	N/A
(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, for each of the fiscal years ended December 31, 2019 and December 31, 2020 are $12,000 and $19,000, respectively.
(h)	N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Investments in securities of unaffiliated issuers as of the close of the reporting period are included as part of the report to shareholders filed under Item 1 of this Form N-CSR.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant's board of trustees since the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).
(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half- year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-ENDED MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13. EXHIBITS.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002, as amended (“SOX”).
(b)	Certifications required by Rule 30a-2(b) under the 1940 Act, Section 906 of SOX, Rule 13a-14(b) under the Exchange Act, and Section 1350 of Chapter 63 of Title 18 of the United States Code.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SCM Trust

By	/s/ Stephen C. Rogers
Stephen C. Rogers, Chairman
Date: March 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Stephen C. Rogers
Stephen C. Rogers, Chairman
Date: March 8, 2021

By	/s/ William P. Mock
William P. Mock, Treasurer
Date: March 8, 2021